                                                                    EXHIBIT 4.07

                            COMPOSITE CONFORMED COPY
                            ------------------------



                         $150,000,000 Revolving Credit

                             $150,000,000 Term Loan

                        SENIOR SECURED CREDIT AGREEMENT

                         Dated as of January 31, 1996,

 as amended by Amendment No. 1 to Credit Agreement, dated as of June 27, 1996,

  as amended by Amendment No. 2 to Credit Agreement, dated as of December 13,
                                     1996,


                                  by and among

                              FEDERATED INVESTORS

                                      and

                           THE BANKS SET FORTH HEREIN

                                      and

                    PNC BANK, NATIONAL ASSOCIATION, as Agent



            Prepared by Buchanan Ingersoll Professional Corporation

                               TABLE OF CONTENTS
                               -----------------

                                                                                              PAGE
                                                                                              ----
1.   CERTAIN DEFINITIONS....................................................................   1
     1.1   Certain Definitions..............................................................   1
     1.2   Construction.....................................................................   20
     1.3   Accounting Principles............................................................   21

2.   REVOLVING CREDIT AND SWING LOAN FACILITIES.............................................   21
     2.1    The Commitments.................................................................   21
     2.2    Nature of the Banks' and the Borrower's Obligations.............................   22
     2.3    Commitment Fees.................................................................   22
     2.4    Permanent Reductions of Commitments.............................................   22
     2.5    Mandatory Prepayments...........................................................   23
     2.6    Loan Requests...................................................................   23
     2.7    Making Loans....................................................................   24
     2.8    Borrowings to Repay Swing Loans.................................................   25
     2.9    Notes...........................................................................   25
     2.10   Letter of Credit Subfacility....................................................   26
     2.11   Use of Proceeds.................................................................   29

3.   TERM LOANS ............................................................................   29
     3.1    Term Loan Commitments...........................................................   29
     3.2    Nature of Banks' Obligations with Respect to Term Loans.........................   29
     3.3    Term Loan Notes.................................................................   29
     3.4    Mandatory Prepayments...........................................................   30
     3.5    Use of Proceeds.................................................................   31

4.   INTEREST RATES.........................................................................   31
     4.1    Interest Rate Options...........................................................   31
     4.2    Euro-Rate Interest Periods......................................................   33
     4.3    Interest After Default..........................................................   34
     4.4    Euro-Rate Unascertainable.......................................................   34
     4.5    Selection of Interest Rate Options..............................................   35

5.   PAYMENTS...............................................................................   35
     5.1    Payments........................................................................   35
     5.2    Pro Rata Treatment of the Banks.................................................   36
     5.3    Interest Payment Dates..........................................................   36
     5.4    Voluntary Prepayments...........................................................   36
     5.5    Additional Compensation in Certain Circumstances................................   38
     5.6    Settlement Date Procedures......................................................   39

6.   REPRESENTATIONS AND WARRANTIES..........................................................    40
     6.1    Representations and Warranties...................................................    40
     6.2    Updates to Schedules.............................................................    47

7.   CONDITIONS OF LENDING...................................................................    47
     7.1    First Loans......................................................................    48
     7.2    Each Additional Loan.............................................................    50

8.   COVENANTS...............................................................................    50
     8.1    Affirmative Covenants............................................................    50
     8.2    Negative Covenants...............................................................    54
     8.3    Reporting Requirements...........................................................    64

9.   DEFAULT.................................................................................    67
     9.1    Events of Default................................................................    67
     9.2    Consequences of Event of Default.................................................    69
     9.3    Notice of Sale...................................................................    71

10.  THE AGENT...............................................................................    71
     10.1   Appointment......................................................................    71
     10.2   Delegation of Duties.............................................................    71
     10.3   Nature of Duties; Independent Credit Investigation...............................    71
     10.4   Actions in Discretion of the Agent; Instructions from the Banks..................    72
     10.5   Reimbursement and Indemnification of the Agent by the Borrower...................    72
     10.6   Exculpatory Provisions...........................................................    73
     10.7   Reimbursement and Indemnification of the Agent by the Banks......................    73
     10.8   Reliance by the Agent............................................................    74
     10.9   Notice of Default................................................................    74
     10.10  Notices..........................................................................    74
     10.11  PNC Bank, National Association and the Banks in Their Individual Capacities......    74
     10.12  Holders of Notes.................................................................    74
     10.13  Equalization of the Banks........................................................    75
     10.14  Successor Agent..................................................................    75
     10.15  The Agent's Fee..................................................................    76
     10.16  Calculations.....................................................................    76
     10.17  Beneficiaries....................................................................    76

11.  MISCELLANEOUS...........................................................................    76
     11.1   Modifications, Amendments or Waivers.............................................    76
     11.2   No Implied Waivers; Cumulative Remedies; Writing Required........................    77
     11.3   Reimbursement and Indemnification of the Banks by the Borrower; Taxes............    77
     11.4   Holidays.........................................................................    78
     11.5   Funding by Branch, Subsidiary or Affiliate.......................................    78
     11.6   Notices..........................................................................    79

     11.7   Severability.....................................................................    79
     11.8   Governing Law....................................................................    79
     11.9   Prior Understanding..............................................................    79
     11.10  Duration; Survival...............................................................    80
     11.11  Successors and Assigns...........................................................    80
     11.12  Confidentiality..................................................................    81
     11.13  Counterparts.....................................................................    82
     11.14  The Agent's or the Bank's Consent................................................    82
     11.15  Exceptions.......................................................................    82
     11.16  Consent to Jurisdiction; Waiver of Jury Trial....................................    82
     11.17  Limitation of Liability..........................................................    82
     11.18  Tax Withholding Clause...........................................................    83
     11.19  Co-Agents........................................................................    84

SCHEDULES

Schedule 1.1(a)   -    Commitments of the Banks
Schedule 6.1(b)   -    Shareholders of the Borrower and Subscription Agreements
Schedule 6.1(c)   -    Subsidiaries of the Borrower
Schedule 6.1(h)   -    Owned and Leased Property
Schedule 6.1(m)   -    Consents and Approvals
Schedule 6.1(o)   -    Licenses
Schedule 6.1(s)   -    Insurance
Schedule 6.1(u)   -    Material Contracts
Schedule 6.1(cc)  -    Front-End Marketing Fee Funds
Schedule 8.2(e)   -    Existing Indebtedness and Liens
Schedule 8.2(h)   -    Loans and Investments
Schedule 11.6     -    Notice Information


EXHIBITS

Exhibit A      -        Form of Assignment and Assumption Agreement
Exhibit B      -        Form of Security Agreement
Exhibit C      -        Form of Intercompany Subordination Agreement
Exhibit D      -        Form of Intercreditor Agreement
Exhibit E      -        Form of Pledge Agreement
Exhibit F      -        Form of Revolving Credit Note
Exhibit G      -        Form of Swing Note
Exhibit H-1    -        Form of Revolving Credit Loan or Term Loan Request
Exhibit H-2    -        Form of Swing Loan Request
Exhibit I      -        Form of Term Note
Exhibit J      -        Form of Opinion of Counsel
Exhibit K      -        Form of Opinion of Counsel (regarding New Subsidiaries)
Exhibit L      -        Form of Compliance Certificate
Exhibit M      -        Form of Confidentiality Agreement
Exhibit N      -        Form of Irrevocable Proxy

                                                        COMPOSITE CONFORMED COPY
                                                               DECEMBER 13, 1996

                                 SENIOR SECURED
                                CREDIT AGREEMENT

          THIS AGREEMENT dated as of January 31, 1996 by and among FEDERATED INVESTORS, a Delaware business trust (the "Borrower"), the BANKS (as hereinafter
                                           --------
defined), and PNC BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as agent for the Banks under this Agreement (hereinafter referred to in such capacity as the "Agent").
                            -----

                                  WITNESSETH:

          WHEREAS, the Borrower has requested the Agent and the Banks to amend and restate the Senior Secured Reducing Revolving Credit Agreement, (the "Existing Senior Credit Agreement") dated as of December 2, 1992 among the
 --------------------------------
Borrower, the Banks set forth therein and the Agent, as amended, to provide to the Borrower the following senior secured credit facilities: (i) a $150,000,000 revolving credit facility (the "Revolving Credit Facility") and (ii) a
                                -------------------------
$150,000,000 term loan facility (the "Term Loan Facility"); and
                                      ------------------

          WHEREAS, the Revolving Credit Facility shall be used for general business purposes and the Term Loan Facility shall be used to purchase all of the outstanding Class B Shares owned by Standard Fire (the "Standard Fire
                                                            -------------
Shares") and other general business purposes including without limitation the
------
purchase of other Class B Shares (as permitted herein); and

          WHEREAS, the Agent and the Banks are willing to amend and restate the Existing Senior Credit Agreement upon the terms and conditions hereinafter set forth.

          NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, amend and restate the Existing Senior Credit Agreement as follows:

                           1.   CERTAIN DEFINITIONS

          1.1  Certain Definitions.
               -------------------

          In addition to words and terms defined elsewhere in this Agreement, the following words and terms shall have the following meanings, respectively, unless the context hereof clearly requires otherwise:

                    Aetna shall mean Aetna Life and Casualty Company.
                    -----

                    Affiliate as to any person shall mean any other person (i)
                    ---------
which directly or indirectly controls, is controlled by, or is under common control with such person, (ii) which beneficially owns or holds five percent (5%) or more of any class of the voting stock of such person, or (iii) fifty percent (50%) or more of the voting stock (or in the case of a person which is not a corporation, fifty percent (50%) or more of the equity interest) of which is beneficially owned or held, directly or indirectly, by such person.

          Agent shall mean PNC Bank, National Association and its successors.
          -----

          Agent's Fee shall have the meaning specified in Section 10.15.
          -----------

          Agreement shall mean this Senior Secured Credit Agreement, as amended
          ---------
and restated herein and as the same may be further supplemented, amended, restated or modified from time to time, including all schedules and exhibits.

          Assignment and Assumption Agreement shall mean an Assignment and
          -----------------------------------
Assumption Agreement by and among a Purchasing Bank, the Transferor Bank and the Agent in the form of Exhibit A.
                     ---------

          Audited Statements shall have the meaning specified in Section 6.1(i).
          ------------------

          Authorized Officer shall mean those persons designated by written
          ------------------
notice to the Agent from the Borrower, authorized to execute notices, reports and other documents required hereunder. The Borrower may amend such list of persons from time to time by giving written notice of such amendment to the Agent.

          Banks shall mean the financial institutions named on Schedule 1.1(a)
          -----                                                ---------------
and their respective successors and assigns as permitted hereunder, each of which is referred to herein as a Bank.

          Base Rate shall mean the greater of (i) the interest rate per annum
          ---------
announced from time to time by the Agent at its Principal Office as its then prime rate, which rate may not be the lowest rate then being charged commercial borrowers by the Agent, or (ii) the Federal Funds Effective Rate plus one-half percent (0.50%) per annum.

          Base Rate Margin shall have the meaning specified in Section 4.1(b).
          ----------------

          Base Rate Option shall mean the Interest Rate Option set forth in
          ----------------
Section 4.1(a).

          Base Rate Portion shall mean the portion of the Loans bearing interest
          -----------------
at any time under the Base Rate Option.

          Benefit Arrangement shall mean at any time an "employee benefit plan,"
          -------------------
within the meaning of Section 3(3) of ERISA, which is neither a Defined Benefit Pension Plan nor a Multiemployer Plan, but which is maintained, sponsored or otherwise contributed to, by any member of the ERISA Group. Thus, a Benefit Arrangement includes, e.g., an "employee welfare benefit plan" within the meaning of Section 3(1) of ERISA, a money purchase pension plan, a funded deferred profit-sharing plan and an ESOP.

          Borrower shall mean Federated Investors, a Delaware business trust,
          --------
and any successor corporation as permitted in Section 8.1(a).

          Borrowing Date shall mean with respect to any Loan, the date for the
          --------------
making thereof or the renewal or conversion thereof to the same or a different Interest Rate Option, which shall be a Business Day, as specified in the relevant Loan Request.

          Borrowing Tranche shall mean, with respect to the Euro-Rate Portion,
          -----------------
Loans to which a Euro-Rate Option applies by reason of the selection of, conversion to or renewal of such Interest Rate Option on the same day and having the same Euro-Rate Interest Period, and, with respect to the Base Rate Portion, Loans to which the Base Rate Option or PNC Quoted Rate Option applies by reason of the selection of or conversion to such Interest Rate Options.

          Business Day shall mean (i) with respect to matters relating to the
          ------------
Euro-Rate Option, a day on which banks in the London interbank market are dealing in U.S. Dollar deposits and on which commercial banks are open for domestic and international business in Pittsburgh, Pennsylvania and New York, New York and (ii) with respect to any other matter, a day on which commercial banks are open for business in Pittsburgh, Pennsylvania and New York, New York.

          Capitalized Premiums shall mean the amount of premiums paid by the
          --------------------
Borrower or any Pledged Subsidiary for officers' life insurance which increase the cash surrender value of such policies, provided the Borrower or a Pledged
                                           --------
Subsidiary is named as a beneficiary under such policies to the extent of premiums paid by the Borrower or such Pledged Subsidiary.

          Cash Flow from Operations for each fiscal quarter for the four (4)
          -------------------------
fiscal quarters then ended shall mean (i) the sum of net income, depreciation, amortization, other non-cash charges to net income (excluding any non-cash charges which require an accrual or reserve for cash charges for any future period), interest expense and income tax expense minus (ii) non-cash credits to
                                                 -----
net income, in each case of the Borrower and its Consolidated Subsidiaries for such period determined in accordance with GAAP; provided that if the Borrower
                                                --------
and Consolidated Subsidiaries shall make one or more acquisitions of the capital stock of any Person or all or substantially all of the assets of any Person permitted by Section 8.2(j) during such period, Cash Flow from Operations for such period shall be adjusted on a pro forma basis in a manner satisfactory to
                                   ---------
the Agent to give effect to all such acquisitions as if they had occurred at the beginning of such period.

          Certain Fixed Charges shall mean (A) for any period of determination
          ---------------------
through December 31, 1996, the sum of (i) $25,000,000, plus (ii) all dividend
                                                       ----
payments after the Closing Date on the Common Shares actually paid in cash, minus (iii) $1,250,000 multiplied by the number of fiscal quarters in 1996
-----
through the date of determination, and (B) for any period of determination after fiscal year 1996, the sum of (i) scheduled principal payments on all Indebtedness of the Borrower (other than the Senior Subordinated Term Notes) plus (ii) all dividend payments on the Common Shares actually paid in cash.

          Class A Shares shall mean the Class A Common Shares of the Borrower.
          --------------

          Class B Shares shall mean the Class B Common Shares of the Borrower.
          --------------

          Closing Date shall mean the Business Day on which the first Loans are
          ------------
to be made, which shall be January 31, 1996 or, if all the conditions specified in Article 7 have not been satisfied or waived by such date, not later than May 8, 1996, as designated by the Borrower by at least five (5) Business Days' advance notice to the Agent at its Principal Office, or such other date as the parties agree. The closing shall take place on the Closing Date at the offices of Buchanan Ingersoll Professional Corporation, 301 Grant Street, Pittsburgh, Pennsylvania 15219, at such time as the parties shall agree.

          Co-Agent shall mean Bank of America Illinois and Morgan Guaranty Trust
          --------
Company of New York and their respective successors.

          COBRA Violation shall mean a failure by any of the Companies to comply
          ---------------
with group health plan continuation coverage requirements of Sections 601 et seq. of ERISA.

          Collateral shall mean the Pledged Collateral and the UCC Collateral.
          ----------

          Commitment Fee shall have the meaning specified in Section 2.3.
          --------------

          Commitment shall mean as to any Bank the aggregate of its Revolving
          ----------
Credit Commitment and Term Loan Commitment, and Commitments shall mean the
                                                -----------
aggregate of the Revolving Credit Commitments and Term Loan Commitments of all of the Banks.

          Common Shares shall mean the Class A Shares and Class B Shares.
          -------------

          Companies shall mean the Borrower and its Subsidiaries.
          ---------

          Consolidated Subsidiaries shall mean and include those Subsidiaries
          -------------------------
whose accounts are consolidated with the accounts of the Borrower in accordance with GAAP.

          Control or control shall mean the possession, directly or indirectly,
          -------    -------
of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of voting securities, by contract or otherwise, including the power to elect a majority of the directors or trustees of a corporation or trust, as the case may be.

          Controlled Group shall mean (i) the controlled group of corporations
          ----------------
as defined in Section 1563 of the Internal Revenue Code and regulations thereunder, and (ii) the group of trades or businesses under common control as defined in Section 414(c) of the Internal Revenue Code and regulations thereunder, in the case of either clause (i) or (ii), of which the Borrower or any Subsidiary is a part or may become a part.

          Debt Service Coverage Ratio shall mean the ratio of EBDA to Certain
          ---------------------------
Fixed Charges.

          Declaration of Trust shall mean the Restated Declaration of Trust of
          --------------------
the Borrower dated as of July 28, 1989, as the same may be supplemented or amended from time to time in accordance herewith.

          Defined Benefit Pension Plan shall mean at any time an employee
          ----------------------------
pension benefit plan (including a Multiple Employer Plan but not a Multiemployer
Plan) which is covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five (5) years been maintained by any entity which was at such time a member of the ERISA Group for employees of any entity which was at such time a member of the ERISA Group.

          Designated Assets shall mean the right to receive deferred sales
          -----------------
charges, including 12b-1 and contingent deferred sales charges, and any comparable fees from a Fund.

          Dollar, Dollars, U.S. Dollars and the symbol $ shall mean lawful money
          -----------------------------
of the United States of America.

          EBDA shall mean, for any period of determination, (i) the sum of net
          ----
income, depreciation, amortization, other non-cash charges to net income (excluding any non-cash charges which require an accrual or reserve for cash charges for any future period), minus (ii) non-cash credits to net income, in
                                -----
each case of the Borrower and its Consolidated Subsidiaries for such period determined in accordance with GAAP.

          Environmental Complaint shall mean any written complaint setting forth
          -----------------------
a cause of action for personal or property damage or equitable relief arising under any Environmental Law, an order, notice of violation, citation, request for information issued pursuant to any Environmental Laws by an Official Body, a subpoena or other written notice of any type relating to, arising out of, or issued pursuant to any Environmental Law.

          Environmental Laws shall mean all federal, state, local or foreign
          ------------------
laws and regulations, including permits, orders, judgments, consent decrees issued, or entered into, pursuant thereto, relating to pollution or protection of human health or the environment.

          ERISA shall mean the Employee Retirement Income Security Act of 1974,
          -----
as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

          ERISA Group shall mean, at any time, the Borrower and all members of a
          -----------
Controlled Group.

          ESOP shall mean an employee stock ownership plan.
          ----

          Equity Offering shall mean any offering or placement of any equity
          ---------------
securities of the Borrower excluding Class B Shares issued to employees of the Borrower or any of its Subsidiaries under the Profit-Sharing Trust, stock options, an ESOP or other employee stock arrangements or any equity securities given as consideration in connection with any investment or acquisition permitted under Sections 8.2 (h)(iii) or 8.2 (j)(iii).

          Equity Offering (Subsidiary) shall mean any offering or placement of
          ----------------------------
any equity securities of any Subsidiary of the Borrower.

          Euro-Rate shall mean with respect to the Loans comprising any
          ---------
Borrowing Tranche to which the Euro-Rate Option applies for any Interest Period, the interest rate per annum determined by the Agent by dividing (the resulting quotient rounded upward to the nearest 1/100 of 1% per annum) (i) the average, rounded upward to the nearest 1/100 of 1% per annum, of the Euro-Rates set forth on the "LIBO" page of the Reuters Monitor Money Rate Service (or any successor)
        ----
at approximately 11:00 a.m. London time two (2) Business Days prior to the first day of such Euro-Rate Interest Period for delivery on the first day of such Interest Period in amounts comparable to such Borrowing Tranche and having maturities comparable to such Interest Period by (ii) a number equal to 1.00 minus the Euro-Rate Reserve Percentage. The Euro-Rate may also be expressed by
-----
the following formula:

     Euro-Rate =   [average of Euro-Rates set forth on LIBO page of
                   the Reuters Monitor Money Rate Service]
                   ---------------------------------------
                   1.00 - Euro-Rate Reserve Percentage

          Euro-Rate Interest Periods shall have the meaning specified in Section
          --------------------------
4.2.

          Euro-Rate Margin shall have the meaning specified in Section 4.1(b).
          ----------------

          Euro-Rate Option shall mean the Interest Rate Option set forth in
          ----------------
Section 4.1(b).

          Euro-Rate Portion shall mean the portion of the Revolving Credit Loans
          -----------------
and Term Loans bearing interest at any time under the Euro-Rate Option.

          Euro-Rate Reserve Percentage shall mean the maximum percentage
          ----------------------------
(expressed as a decimal rounded upward to the nearest 1/100 of 1%) as determined by the Agent (which determination shall be conclusive absent manifest error) which is in effect during any relevant period (or, if more than one such percentage shall be applicable, the daily average of such percentages for those days in such period during which any such percentages shall be so applicable), as prescribed by the Board of Governors of the Federal Reserve System

(or any successor) for determining the reserve requirements (including supplemental, marginal and emergency reserve requirements) with respect to eurocurrency funding (currently referred to as "Eurocurrency Liabilities") of a
                                                ------------------------
member bank in the Federal Reserve System.

          Event of Default shall mean any of the Events of Default described in
          ----------------
Section 9.1.

          Excess Cash Flow shall be computed as of the close of each fiscal year
          ----------------
by taking the positive difference (if any) between Cash Flow from Operations for such fiscal year and the sum of Fixed Charges and Net Broker Fees for such fiscal year.

          Existing Senior Credit Agreement shall have the meaning given to such
          --------------------------------
term in the first recital clause.

          Federal Funds Effective Rate for any day shall mean the rate per annum
          ----------------------------
(based on a year of 360 days and actual days elapsed and rounded upward to the nearest 1/100 of 1%) announced by the Federal Reserve Bank of New York (or any successor) on such day as being the weighted average of the rates on overnight federal funds transactions arranged by federal funds brokers on the previous trading day, as computed and announced by such Federal Reserve Bank (or any successor) in substantially the same manner as such Federal Reserve Bank computes and announces the weighted average it refers to as the "Federal Funds
                                                                 -------------
Effective Rate" as of the date of this Agreement; provided, if such Federal
--------------                                    --------
Reserve Bank (or its successor) does not announce such rate on any day, the

"Federal Funds Effective Rate" for such day shall be the Federal Funds Effective
 ----------------------------
Rate for the last day on which such rate was announced.

          Federated Bank shall mean Federated Bank and Trust, a state chartered
          --------------
bank under the laws of New Jersey.

          FII shall mean Federated Investors, Inc., a Pennsylvania corporation.
          ---

          Financial Statements Derived from Assumptions shall have the meaning
          ---------------------------------------------
specified in Section  6.1(i).

          Financing Agreement shall mean the Financing Agreement dated as of
          -------------------
August 1, 1989 initially between WCC and the Borrower, as amended through the date hereof and as further amended from time to time in accordance herewith.

          Fixed Charges shall mean for any period of determination the sum of
          -------------
(i) interest expense paid or payable by the Borrower and its Consolidated Subsidiaries, (ii) income taxes (net of any deferred portion) paid or payable by the Borrower and its Consolidated Subsidiaries, (iii) all scheduled principal payments and permitted principal prepayments (to the extent such prepayments are actually paid in cash) on all Indebtedness of the Borrower under the Senior Subordinated Term Notes, (iv) scheduled principal payments on all Indebtedness of the Borrower other than under the Senior Subordinated Term Notes, (v) all dividend payments on the Common Shares and the Preferred Shares, actually paid in cash, (vi) payments by the Companies under any interest rate protection agreement, payments under capitalized leases, capital expenditures (but excluding, to the extent applicable, the Permitted Acquisition Payment), payments against deferred compensation obligations (exclusive of any Capitalized Premiums), in each case under this clause (vi) of the Borrower and its Consolidated Subsidiaries for such period determined and consolidated in accordance with GAAP as actually made in cash. For purposes of calculating Fixed Charges, (a) scheduled principal installments of the Loans do not include Mandatory Prepayments of Excess Cash Flow and (b) scheduled principal installments of the Loans which are due and payable on the second Business Day of each fiscal quarter shall be deemed to be paid or payable during the fiscal quarter immediately preceding the quarter in which such payments are actually due.

          Fund Fees shall mean the management, administrative, shareholder
          ---------
services, 12b-1, back-end and other similar fees contractually due any of the Companies.

          Funds shall mean the mutual funds for which any of the Companies
          -----
serves as an advisor, an administrator, a distributor, a transfer agent, a portfolio or fund accountant, or a clearing servicer.

          GAAP shall mean generally accepted accounting principles as are in
          ----
effect from time to time, subject to the provisions of Section 1.3, and applied on a consistent basis (except for changes in application in which the Borrower's independent certified public accountants concur) both as to classification of items and amounts.

          Governmental Acts shall have the meaning given to such term in Section
          -----------------
2.10(h).

          Grantors shall mean the Borrower and certain of its Subsidiaries who
          --------
are signatories to the Security Agreement as indicated in Exhibit B.
                                                          ---------

          Guaranty of any person shall mean any obligation of such person
          --------
guaranteeing or in effect guaranteeing any liability or obligation of any other person in any manner, whether directly or indirectly, including any agreement to indemnify or hold harmless any other person, any performance bond or other suretyship arrangement and any other form of assurance against loss, except endorsement of negotiable or other instruments for deposit or collection in the ordinary course of business.

          Historical Statements shall have the meaning specified in Section
          ---------------------
6.1(i).

          ICI Contingency shall have the meaning specified in Section 6.1(i).
          ---------------

          Indebtedness shall mean as to any person at any time, any and all
          ------------
indebtedness, obligations or liabilities (whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, or joint or several) of such person for or in respect of: (i) borrowed money, (ii) amounts raised under or liabilities in respect of any note purchase or acceptance credit facility, (iii) reimbursement obligations under any letter of credit, currency swap agreement, interest rate swap, cap, collar or floor agreement or other interest rate protection device, (iv) any other transaction (including forward sale or purchase agreements, capitalized leases and conditional sales agreements) having the commercial effect of a borrowing of money entered into by such person to finance its operations or capital requirements (but not including trade payables and accrued expenses incurred in the ordinary course of business which are not represented by a promissory note or other evidence of indebtedness and which are not more than thirty (30) days past due), or (v) any Guaranty of Indebtedness for borrowed money.

          Insurance Subsidiaries shall mean Federated Reinsurance Limited, an
          ----------------------
Irish corporation owned by FII and FII Holdings, Inc., and any other corporation, business trust or other entity which is (i) organized under the laws of Ireland or any other foreign jurisdiction acceptable to the Agent in its sole discretion, (ii) formed to engage in the limited activity permitted by
Section 8.2(p)(i), and (iii) wholly owned by one or more Pledging Subsidiaries, provided, that if the Insurance Subsidiary is organized under the law of a
--------
foreign jurisdiction which requires that residents of such foreign jurisdiction maintain a certain level of ownership interest in such Insurance Subsidiary, then not less than 98% of the outstanding shares of such Insurance Subsidiary shall be owned by one or more Pledging Subsidiaries.

          Intercompany Subordination Agreement shall mean the Intercompany
          ------------------------------------
Subordination Agreement in the form of Exhibit C executed and delivered by the
                                       ---------
Companies to the Agent for the benefit of the Banks.

          Intercreditor Agreement shall mean the Amended and Restated
          -----------------------
Intercreditor and Subordination Agreement among the Junior Creditors and the Agent for the benefit of the Banks in the form of Exhibit D.
                                                  ---------

          Intercreditor Agreement (Senior Notes) shall mean the Intercreditor
          --------------------------------------
Agreement between the Agent for the benefit of the Banks and the holders of the Senior Notes to be executed in connection with the Senior Notes which Intercreditor Agreement (Senior Notes) shall be on terms satisfactory to the Agent.

          Interest Payment Date shall mean each date specified for the payment
          ---------------------
of interest in Section 5.3.

          Interest Rate Option shall mean the Euro-Rate Option, the Base Rate
          --------------------
Option or the PNC Quoted Rate Option.

          Interim Statements shall have the meaning specified in Section 6.1(i).
          ------------------

          Internal Revenue Code shall mean the Internal Revenue Code of 1986, as
          ---------------------
the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

          Investment Company Act shall mean the Investment Company Act of 1940,
          ----------------------
as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

          IPO shall mean an initial public offering of the Class B Shares which
          ---
results in at least 20% of the outstanding Class B Shares (after giving effect to such initial public offering) being listed on a national exchange.

          IRS shall mean the Internal Revenue Service.
          ---

          Junior Creditors shall mean The Travelers Insurance Company and
          ----------------
Shamrock Partners, L.P.

          Junior Creditors Intercompany Subordination Agreement shall mean the
          -----------------------------------------------------
Intercompany Subordination Agreement dated as of August 1, 1989 among the Companies initially in favor of WCC, as amended in accordance herewith.

          Labor Contracts shall have the meaning specified in Section 6.1(u).
          ---------------

          Law shall mean any law (including common law), constitution, statute,
          ---
treaty, regulation, rule, ordinance, opinion, release, ruling, order, injunction, writ, decree or award of any Official Body.

          Letter of Credit shall have the meaning assigned to that term in
          ----------------
Section 2.10(a).

          Letter of Credit Fee shall have the meaning assigned to that term in
          --------------------
Section 2.10(c).

          Letter of Credit Outstandings shall mean at any time the sum of (i)
          -----------------------------
the aggregate undrawn face amount of outstanding Letters of Credit and (ii) the aggregate amount of all unpaid and outstanding Reimbursement Obligations.

          Leverage Ratio shall mean the ratio of Total Indebtedness to Cash
          --------------
Flow from Operations.

          Lien shall mean any mortgage, deed of trust, pledge, lien, security
          ----
interest, charge or other encumbrance or security arrangement of any nature whatsoever, whether voluntarily or involuntarily given, including any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security and any filed financing statement or other notice of any of the foregoing (whether or not a lien or other encumbrance is created or exists at the time of the filing).

          Limited Investments shall mean the following:  (i) investments or
          -------------------
contributions by a Loan Party directly or indirectly in the capital stock of or other payments (except in connection with transactions for fair value in the ordinary course of business, including usual and customary service and occupancy contracts) to any of the Limited Purpose Subsidiaries, (ii) loans by a Loan Party directly or indirectly to any of the Limited Purpose Subsidiaries, (iii) guarantees by a Loan Party directly or indirectly of the obligations of any of the Limited Purpose Subsidiaries, or (iv) other obligations, contingent or otherwise, of the Loan Parties to or for the benefit of any of the Limited Purpose Subsidiaries.

          Limited Purpose Subsidiaries shall mean, collectively, the Insurance
          ----------------------------
Subsidiaries and the Special Purpose Subsidiaries.

          Loan Parties shall mean the Pledgors and the Companies.
          ------------

          Loan Request shall mean a Revolving Credit or Swing Loan Request made
          ------------
in accordance with Section 2.6(a) or 2.6(b) respectively, or, with respect to a Revolving Credit Loan or Term Loan, a request to select, convert to or renew a Euro-Rate Option in accordance with Section 4.2.

          Loans shall mean collectively and Loan shall mean separately all
          -----                             ----
Revolving Credit Loans, Swing Loans and Term Loans or any Revolving Credit Loan, Swing Loan or Term Loan.

          Management-Related Shareholders shall mean the persons or entities
          -------------------------------
identified as such on Schedule 6.1(b).
                      ---------------

          Management Shareholders shall mean the eleven (11) individuals
          -----------------------
identified as such on Schedule 6.1(b).
                      ---------------

          Mandatory Prepayment Date shall have the meaning specified in Section
          -------------------------
 3.4(a).

          Mandatory Prepayment of Excess Cash Flow shall have the meaning
          ----------------------------------------
specified in Section 3.4(a).

          Material Adverse Change shall mean any set of circumstances or events
          -----------------------
which (i) has or could reasonably be expected to have any material adverse effect whatsoever upon the validity or enforceability of this Agreement or any other Senior Loan Document, (ii) is or could reasonably be expected to be material and adverse to the business, properties, assets, financial condition, results of operations or prospects of the Companies, (iii) impairs materially or could reasonably be expected to impair materially the ability of any of the Companies to pay punctually its Indebtedness or perform any other obligations in connection with its Indebtedness, or (iv) impairs materially or could reasonably be expected to impair materially the ability of the Agent or any of the Banks, to the extent permitted, to enforce their legal remedies pursuant to this Agreement or any other Senior Loan Document.

          Month, with respect to a Euro-Rate Interest Period, shall mean the
          -----
interval between the days in consecutive calendar months numerically corresponding to the first day of such Euro-Rate Interest Period. Any Euro-Rate Interest Period which begins on the last Business Day of a calendar month for which there is no numerically corresponding Business Day in the subsequent calendar month shall end on the last Business Day of such subsequent month.

          Multiemployer Plan shall mean any employee benefit plan which is a
          ------------------
"multiemployer plan" within the meaning of Section 4001(a)(3) of ERISA and to which the Borrower, any Subsidiary of the Borrower or any member of the ERISA Group is then making or accruing an obligation to make contributions or, within the preceding five (5) plan years, has made or had an obligation to make such contributions.

          Multiple Employer Plan shall mean a Defined Benefit Pension Plan which
          ----------------------
has two (2) or more contributing sponsors (including the Borrower or any member of the ERISA Group) at least two (2) of whom are not under common control, as such a plan is described in Sections 4063 and 4064 of ERISA.

          Net Broker Fees shall mean the difference between front-end marketing
          ---------------
fees paid to broker-dealers by the Companies and back-end fees paid to the Companies on any redemption occurring within a period requiring payments of such back-end fees.

          Notes shall mean the Revolving Credit Notes, the Swing Note and the
          -----
Term Notes.

          Official Body shall mean any national, federal, state, local or other
          -------------
government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

          Passport shall mean Passport Research Ltd., an indirect Subsidiary of
          --------
the Borrower.

          PBGC shall mean the Pension Benefit Guaranty Corporation established
          ----
pursuant to Subtitle A of Title IV of ERISA or any successor.

          Permitted Acquisition Payment shall have the meaning given to such
          -----------------------------
term in Section 8.2(j)(iii).

          Permitted Investments shall mean:
          ---------------------

          (i) investments made under usual and customary terms in the ordinary course of business in or relating to the establishment or maintenance of the Funds;

          (ii) direct obligations of the United States of America or any agency or instrumentality thereof or obligations backed by the full faith and credit of the United States of America, maturing in twelve (12) months or less from the date of acquisition;

          (iii) commercial paper maturing in one hundred eighty (180) days or less rated not lower than A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Service on the date of acquisition;

          (iv) demand deposits, time deposits or certificates of deposit maturing within one (1) year in commercial banks whose obligations are rated A-1, P-1 or the equivalent or better by Standard & Poor's Corporation or Moody's Investors Service on the date of acquisition;

          (v) corporate obligations rated A or better by Standard & Poor's Corporation or Moody's Investors Service on the date of acquisition, provided
                                                                     --------
such obligations shall not be held by any of the Companies for more than one (1) year;

          (vi) repurchase agreements and reverse repurchase agreements maturing within one (1) year and entered into with commercial banks or investment banking firms of recognized standing with respect to any investment permitted under clauses (i) through (v) above; and

          (vii) the interest rate protection agreement described in Section 8.1(o) and any other interest rate protection instrument reasonably acceptable to the Agent.

          Permitted Liens shall mean:
          ---------------

          (i) Liens for taxes, assessments, or similar charges, incurred in the ordinary course of business and which are not yet due and payable;

          (ii) pledges or deposits made in the ordinary course of business to secure payment of workmen's compensation, or to participate in any fund in connection with workmen's compensation, unemployment insurance, old-age pensions or other social security programs;

          (iii) Liens of mechanics, materialmen, warehousemen, carriers, or other like liens, securing obligations incurred in the ordinary course of business that are not yet due and payable and Liens of landlords securing obligations to pay lease payments that are not yet due and payable or in default;

          (iv) (A) good-faith pledges or deposits made in the ordinary course of business to secure performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, not in excess of the aggregate amount due thereunder, or to secure statutory obligations, or surety, appeal, indemnity, performance or other similar bonds required in the ordinary course of business and (B) Liens granted to surety companies or to financial institutions to secure standby letters of credit issued by such institutions to surety companies as an inducement for such surety companies to issue or maintain existing surety, appeal, indemnity, performance or other similar bonds required in the ordinary course of business;

          (v) encumbrances consisting of zoning restrictions, easements or other restrictions on the use of real property, none of which materially impairs the use of such property or the value thereof, and none of which is violated in any material respect by existing or proposed structures or land use;

          (vi) Liens, security interests and mortgages in favor of (A) the Agent for the benefit of the Banks and (B) the holders of the Senior Notes provided, any liens, security interests or mortgages in favor of the holders or
--------
the Senior Notes shall relate only to the Collateral or any portion thereof and not to any other assets or property of any nature not included in the Collateral;

          (vii) any Lien existing on the date of this Agreement and described on Schedule 8.2(e), provided that the principal amount secured thereby as of the
   ---------------  --------
Closing Date is not hereafter increased and no additional assets become subject to such Lien;

          (viii) capital and operating leases as and to the extent permitted in Sections 8.2(n) and (o);

          (ix) the following, (A) if the validity or amount thereof is being contested in good faith by appropriate and lawful proceedings diligently conducted so long as levy and execution thereon have been stayed and continue to be stayed or (B) if a final judgment is entered and such judgment is discharged within thirty (30) days of entry, and in either case they do not affect the Collateral or result in a Material Adverse Change:

                 (1) claims or Liens for taxes, assessments or charges due and payable and subject to interest or penalty, provided that each of the
                                                      --------
          Companies maintains such reserves or other appropriate provisions as shall be required by GAAP and pays all such taxes, assessments or charges forthwith upon the commencement of proceedings to foreclose any such Lien;

                 (2) claims, Liens or encumbrances upon, and defects of title to, real or personal property other than the Collateral, including any attachment of personal or real property or other legal process prior to adjudication of a dispute on the merits;

                 (3) claims or Liens of mechanics, materialmen, warehousemen, carriers, or other statutory nonconsensual Liens; or

                 (4) Liens of governmental entities arising under federal or state environmental laws.

          Person or person shall mean any individual, corporation, partnership,
          ------    ------
association, joint-stock company, trust, unincorporated organization, joint venture, government or political subdivision or agency thereof, or any other entity.

          Pledge Agreement shall mean the Pledge Agreement in the form of
          ----------------
Exhibit E executed and delivered by the Pledgors to the Agent for the benefit of
---------
the Banks as security for the Loans.

          Pledged Collateral shall mean that portion of the Collateral which
          ------------------
consists of the issued and outstanding shares of capital stock, beneficial interests or partnership interests of the Companies and related items which are pledged under the Pledge Agreement.

          Pledged Shares shall mean that portion of the Pledged Collateral which
          --------------
consists of all of the issued and outstanding Class A Shares.

          Pledged Subsidiary shall mean a Subsidiary (other than Passport) of
          ------------------
the Borrower whose outstanding capital stock or shares of beneficial interest or partnership interests are pledged to the Agent for the benefit of the Banks under the Pledge Agreement.

          Pledging Subsidiaries shall mean FII, FII Holdings, Inc., Federated
          ---------------------
Services Company, FS Holdings, Inc. and Federated Shareholder Services Company.

          Pledgors shall mean the Borrower, the Pledging Subsidiaries and the
          --------
holders of the Class A Shares.

          PNC shall mean PNC Bank, National Association and its successors and
          ---
assigns.

          PNC Quoted Rate Option shall mean the Interest Rate Option set forth
          ----------------------
in Section 4.1(b-1).

          Potential Default shall mean any event or condition which with notice,
          -----------------
passage of time or a determination by the Agent, all the Banks or the Required Banks, or any combination of the foregoing, as the case may be, would constitute an Event of Default.

          Preferred Shares shall mean the Series A Preferred Shares, the Series
          ----------------
B Preferred Shares and the Series C Preferred Shares.

          Principal Office shall mean the main banking office of the Agent in
          ----------------
Pittsburgh, Pennsylvania.

          Prior Security Interest shall mean a valid and enforceable perfected
          -----------------------
first priority security interest under the Uniform Commercial Code in the UCC Collateral and the Pledged Collateral which is subject only to Liens for taxes not yet due and payable to the extent such prospective tax payments are given priority by statute as permitted hereunder.

          Profit-Sharing Trust shall mean the Federated Investors, Inc.
          --------------------
Employees Profit-Sharing Trust.

          Prohibited Transaction shall mean any prohibited transaction as
          ----------------------
defined in Section 4975 of the Internal Revenue Code or Section 406 of ERISA for which neither an individual nor a class exemption has been issued by the United States Department of Labor.

          Proxies shall mean those certain Irrevocable Proxies executed and
          -------
delivered to the Agent on behalf of the Banks in connection with the closing of the Existing Senior Credit Agreement by certain holders of the Class B Shares and the replacement Irrevocable Proxies in the form of Exhibit N which are to be
                                                       ---------
executed and delivered, in connection with the merger of the Borrower into FII, to the Agent on behalf of the Banks by the holders of the Class B Shares pursuant to Section 8.1(a).

          Purchasing Bank shall mean a Bank which becomes a party to this
          ---------------
Agreement by executing an Assignment and Assumption Agreement.

          Ratable Share shall mean the proportion that a Bank's Commitment bears
          -------------
to the Commitments of all the Banks.

          Regulation U shall mean Regulation U, T, G or X as promulgated by the
          ------------
Board of Governors of the Federal Reserve System, as amended from time to time.

          Reimbursement Obligations shall have the meaning given to such term in
          -------------------------
Section 2.10(d)(i).

          Reportable Event shall mean (i) a reportable event described in
          ----------------
Section 4043 of ERISA and regulations thereunder with respect to a Defined Benefit Pension Plan, (ii) a withdrawal by a substantial employer from a Defined Benefit Pension Plan to which more than one employer contributes, as referred to in Section 4063(b) of ERISA, or (iii) a cessation of operations at a facility causing more than twenty percent (20%) of plan participants to be separated from employment, as referred to in Section 4062(f) of ERISA.

          Required Banks shall mean (i) if there are no Loans outstanding, Banks
          --------------
whose Commitments aggregate at least 66 2/3% of the total Commitments of all Banks, or (ii) if there are Loans outstanding, Banks, the total principal amount of whose Loans outstanding aggregate at least 66 2/3% of the total principal amount of the Loans outstanding hereunder as of the immediately preceding Settlement Date; provided in both clause (i) and (ii), the percentage shall be
                 --------
60% at any time that PNC's Ratable Share is greater than 33 1/3%.

          Restricted Stock shall mean the Class B Shares issued under and in
          ----------------
accordance with the Federated Investors Employee Restricted Stock Plan.

          Revolving Credit Commitment shall mean, as to any Bank at any time,
          ---------------------------
the amount initially set forth opposite its name on Schedule 1.1(a) in the
                                                    ---------------
column labeled "Amount of Commitment for Revolving Credit Loans" and thereafter on Schedule I to the most recent Assignment and Assumption Agreement, and Revolving Credit Commitments shall mean the aggregate Revolving Credit
----------------------------
Commitments of all of the Banks.

          Revolving Credit Expiration Date shall mean January 31, 2001.
          --------------------------------

          Revolving Credit Facility shall have the meaning given to such term in
          -------------------------
the first recital clause.

          Revolving Credit Loan Request shall mean a request for Revolving
          -----------------------------
Credit Loans made in accordance with Section 2.6(a).

          Revolving Credit Loans shall mean collectively all, and Revolving
          ----------------------
Credit Loan shall mean separately any, of the revolving credit loans made by the Banks or one of the Banks to the Borrower pursuant to Section 2.1(a).

          Revolving Credit Notes shall mean collectively all, and Revolving
          ----------------------                                  ---------
Credit Note shall mean separately any, of the Revolving Credit Notes of the
-----------
Borrower in the form of Exhibit F, evidencing the Revolving Credit Loans
                        ---------
together with all amendments,
restatements, extensions, renewals, replacements, refinancings or refundings thereof in whole or in part.

          Revolving Facility Usage shall mean at any time the sum of the
          ------------------------
Revolving Credit Loans and Swing Loans outstanding and the Letter of Credit Outstandings.

          Section 12b-1 Plan shall mean a plan of distribution adopted by a
          ------------------
mutual fund pursuant to Rule 12b-1 of the Investment Company Act.

          Security Agreement shall mean the Security Agreement in the form of
          ------------------
Exhibit B executed and delivered by the Grantors to the Agent for the benefit of
---------
the Banks as security for the Loans.

          Senior Loan Documents shall mean this Agreement, the Notes, the
          ---------------------
Intercompany Subordination Agreement, the Security Agreement, the Pledge Agreement, the Intercreditor Agreement, the Proxies, the Intercreditor Agreement (Senior Notes) and any other instruments, certificates, powers of attorney or documents delivered or contemplated to be delivered thereunder or in connection herewith, as the same may be supplemented or amended from time to time in accordance herewith, and Senior Loan Document shall mean any of the Senior Loan
                         --------------------
Documents.

          Senior Notes shall have the meaning given such term in Section 8.2(e)
          ------------
(ii).

          Senior Subordinated Term Notes shall mean the Third Amended and
          ------------------------------
Restated Senior Subordinated Term Notes of the Borrower dated June 16, 1994 payable to the Junior Creditors in the aggregate amount of $25,000,000.

          Series A Preferred Shares shall mean the Series A Cumulative
          -------------------------
Convertible Preferred Shares of the Borrower.

          Series B Preferred Shares shall mean the Series B Cumulative Preferred
          -------------------------
Shares of the Borrower.

          Series C Preferred Shares shall mean the Series C Preferred Shares of
          -------------------------
the Borrower.

          Settlement Date shall mean the second Business Day of each month and
          ---------------
the third Wednesday of each month (if such day is a Business Day and if not, the next succeeding Business Day) and any other Business Day on which the Agent elects to effect settlement pursuant to Section 5.6.

          Shareholder Rights Agreement shall mean the Shareholder Rights
          ----------------------------
Agreement dated August 1, 1989 among Standard Fire, the Borrower and the persons executing a letter substantially in the form of Exhibit A thereto, as amended
                                                ---------
through the Closing Date and as the same may be further amended from time to time in accordance herewith.

          Solvent shall mean, with respect to any person on a particular date,
          -------
that on such date (i) the fair value of the property of such person is greater than the total amount of liabilities, including contingent liabilities, of such person, (ii) the present fair salable value of the assets of such person is not less than the amount that will be required to pay the probable liability of such person on its debts as they become absolute and matured, (iii) such person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (iv) such person does not intend to, and does not believe that it will, incur debts or liabilities beyond such person's ability to pay as such debts and liabilities mature, and (v) such person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such person's property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such person is engaged. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

          Special Purpose Subsidiary shall mean any corporation, business trust
          --------------------------
or other entity formed by the Borrower to engage in the limited activities permitted by Section 8.2(p)(ii) and shall be an indirect wholly owned subsidiary of the Borrower, provided, that if the Special Purpose Subsidiary is organized
                 --------
under the law of a foreign jurisdiction which requires that residents of such foreign jurisdiction maintain a certain level of ownership interest in such Special Purpose Subsidiary, then not less than 98% of the outstanding shares of such Special Purpose Subsidiary shall be owned by a wholly owned Subsidiary of the Borrower.

          Standard Fire shall mean The Standard Fire Insurance Company, an
          -------------
indirect wholly owned subsidiary of Aetna.

          Standard Fire Shares shall have the meaning set forth in the second
          --------------------
recital clause.

          Stock Purchase Agreement shall mean the Federated Investors Stock
          ------------------------
Purchase Agreement dated December 21, 1995 by and among the Borrower, FII, Standard Fire and Aetna.

          Subordinated Loan Documents shall mean the Financing Agreement, the
          ---------------------------
Senior Subordinated Term Notes, the Junior Creditors Intercompany Subordination Agreement, the Subordinated Pledge Agreement, the Intercreditor Agreement, and all other instruments, certificates or documents delivered thereunder or in connection therewith, as the same may be supplemented or amended from time to time in accordance herewith.

          Subordinated Pledge Agreement shall mean the Stock Pledge Agreement
          -----------------------------
dated as of August 1, 1989 among the Borrower, the Pledging Subsidiaries and, initially, WCC, as amended in accordance herewith.

          Subsidiary of any person at any time shall mean (i) any corporation or
          ----------
trust of which fifty percent (50%) or more (by number of shares or number of votes) of the outstanding capital stock or shares of beneficial interest normally entitled to vote for the election of one or more directors or trustees (regardless of any contingency which does or may suspend or dilute the voting rights) is at such time owned directly or indirectly by such person or one or more of such person's Subsidiaries, or any partnership of which such person is a general partner or of which fifty percent (50%) or more of the partnership interests is at the time directly or indirectly owned by such person or one or more of such person's Subsidiaries, and (ii) any corporation, trust, partnership or other entity which is controlled or capable of being controlled by such person or one or more of such person's Subsidiaries. For the purposes of this Agreement, none of the Special Purpose Subsidiaries or the Funds shall be considered a "Subsidiary" of the Borrower. For the purposes of this Agreement, the term "wholly owned Subsidiaries" shall include (i) all Subsidiaries of which all of the outstanding shares of capital stock or beneficial interest of such Subsidiary are owned by the Borrower or another wholly owned Subsidiary of the Borrower, or (ii) foreign Subsidiaries where the law of the applicable foreign jurisdiction requires that residents of such foreign jurisdiction maintain a certain level of ownership interest in such Subsidiary and not less than 98% of the outstanding shares of capital stock or beneficial interests of such Subsidiary are owned by the Borrower or another wholly owned Subsidiary of the Borrower.

          Subsidiary Shares shall have the meaning specified in Section 6.1(c).
          -----------------

          Swing Loan Commitment shall mean PNC's commitment to make Swing Loans
          ---------------------
to the Borrower pursuant to Section 2.1(b) in an aggregate principal amount up to $15,000,000.

          Swing Loan Request shall mean a request for Swing Loans made in
          ------------------
accordance with Section 2.6(b).

          Swing Loans shall mean collectively and Swing Loan shall mean
          -----------                             ----------
separately all swing loans or any swing loan made by PNC to the Borrower pursuant to Section 2.1(b).

          Swing Note shall mean the Swing Note of the Borrower in the form of
          ----------
Exhibit G, evidencing the Swing Loans, together with all amendments, extensions,
---------
renewals, restatements, refinancings or refundings thereof in whole or in part.

          Term Loan Commitment shall mean, as to any Bank at any time, the
          --------------------
amount initially set forth opposite its name on Schedule 1.1(a) in the column
                                                ---------------
labeled "Amount of Commitment for Term Loans," and thereafter on Schedule I to the most recent Assignment and Assumption Agreement, and Term Loan Commitments shall mean the aggregate Term Loan Commitments of all of the Banks.

          Term Loan Facility shall have the meaning given to such term in the
          ------------------
first recital clause.

          Term Loan Maturity Date shall mean January 31, 2001.
          -----------------------

               Term Loans shall mean collectively and Term Loan shall mean
               ----------                             ---------
separately all term loans or any term loan made by the Banks or one of the Banks to the Borrower pursuant to Section 3.1.

               Term Notes shall mean collectively and Term Note shall mean
               ----------                             ---------
separately all of the Term Notes of the Borrower in the form of Exhibit I
                                                                ---------
evidencing the Term Loans together with all amendments, extensions, renewals, restatements, replacements, refinancings or refunds thereof in whole or in part.

               Termination Dividend shall mean the dividend paid to Aetna or
               --------------------
Standard Fire on the Closing Date in connection with the conversion of Standard Fire's Series A Preferred Shares into Class B Shares.

               Total Indebtedness shall mean, for any fiscal quarter for the
               ------------------
fiscal quarter then ended, all Indebtedness of the Borrower and its Consolidated Subsidiaries.

               Transferor Bank shall mean the selling Bank pursuant to an
               ---------------
Assignment and Assumption Agreement.

               UCC Collateral shall mean that portion of the Collateral which
               --------------
consists of the property of the Companies in which security interests are granted under the Security Agreement.

               Uniform Commercial Code shall have the meaning assigned to that
               -----------------------
term in Section 6.1(p).

               Unpledged Shares shall mean all of the issued and outstanding
               ----------------
shares of capital stock of the Borrower other than the Class A Shares.

               WCC shall mean Westinghouse Credit Corporation.
               ---

        1.2  Construction.
             ------------

        Unless the context of this Agreement otherwise clearly requires, references to the plural include the singular, the singular the plural and the part the whole, "or" has the inclusive meaning represented by the phrase "and/or," and "including" has the meaning represented by the phrase "including without limitation." References in this Agreement to "determination" of or by the Agent or the Banks shall be deemed to include good-faith estimates by the Agent or the Banks (in the case of quantitative determinations) and good-faith beliefs by the Agent or the Banks (in the case of qualitative determinations). Whenever the Agent or the Banks are granted the right herein to act in its or their sole discretion or to grant or withhold consent, such right shall be exercised in good faith. The words "hereof," "herein," "hereunder" and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. The section headings and other headings contained in this Agreement and the Table of Contents preceding this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect. Section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified.

          1.3  Accounting Principles.
               ---------------------

          Except as otherwise provided in this Agreement, all computations and determinations as to accounting or financial matters and all financial statements to be delivered pursuant to this Agreement shall be made and prepared in accordance with GAAP (including principles of consolidation where appropriate), and all accounting or financial terms shall have the meanings ascribed to such terms by GAAP. If one or more changes in GAAP after the date of this Agreement are required to be applied to then existing transactions, and either a violation of one or more provisions hereof shall have occurred which would not have occurred if no change in accounting principles had taken place or a violation of one or more of the provisions hereof shall not occur which would have occurred if no change in accounting principles had taken place:

               (a) the parties agree that any such violation shall not be considered to constitute an Event of Default for a period of thirty (30) days;

               (b) the parties agree in such event to negotiate in good faith to attempt to draft an amendment of this Agreement satisfactory to the Required Banks which shall approximate to the extent possible the economic effect of the original provisions hereof after taking into account such change or changes in GAAP; and

               (c) if the parties are unable to negotiate such an amendment satisfactory to the Required Banks within thirty (30) days, then as used in this Agreement "GAAP" shall mean generally accepted accounting principles as in effect prior to such change.

             2.   REVOLVING CREDIT AND SWING LOAN FACILITIES
                  ------------------------------------------

          2.1  The Commitments.
               ---------------

               (a)  Revolving Credit Commitments. Subject to the terms and
                    ----------------------------
conditions hereof and relying upon the representations and warranties herein set forth, each Bank severally agrees to make Revolving Credit Loans to the Borrower at any time or from time to time on or after the date hereof to, but not including, the Revolving Credit Expiration Date in an aggregate principal amount not to exceed, at any one time such Bank's Revolving Credit Commitment minus
                                                                       -----
such Bank's Ratable Share of the Letter of Credit Outstandings. Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrower may borrow, repay and reborrow pursuant to this Section 2.1(a).

               (b)  Swing Loan Commitment. Subject to the terms and conditions
                    ---------------------
hereof and relying upon the representations and warranties herein set forth, and in order to facilitate loans and repayments between Settlement Dates, PNC may make, at its option, cancelable at any time for any reason whatsoever, swing loans (the "Swing Loans") to the Borrower at any time or from time to time after
            -----------
the date hereof to, but not including, the Revolving Credit Expiration Date in an aggregate principal amount up to $20,000,000 (the "Swing Loan Commitment"),
                                                      ---------------------
provided that the aggregate principal amount of PNC's Swing Loans and the
--------
Revolving Credit Loans of all the Banks at any one time outstanding shall not exceed the Revolving Credit Commitments of all the Banks. Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrower may borrow, repay and reborrow pursuant to this Section 2.1(b).

          2.2  Nature of the Banks' and the Borrower's Obligations.
               ---------------------------------------------------

          Each Bank shall be obligated to participate in each request for Revolving Credit Loans pursuant to Section 2.6 in accordance with its Ratable Share. The aggregate of each Bank's Revolving Credit Loans outstanding hereunder to the Borrower at any time shall never exceed its Revolving Credit Commitment minus its Ratable Share of the Letter of Credit Outstandings at such
           -----
time. The obligations of each Bank hereunder are several. The failure of any Bank to perform its obligations hereunder shall not affect the obligations of the Borrower to any other party nor shall any other party be liable for the failure of such Bank to perform its obligations hereunder. The Banks shall have no obligation to make Revolving Credit Loans hereunder on or after the Revolving Credit Expiration Date.

          2.3  Commitment Fees.
               ---------------

          Accruing from the Closing Date until the Revolving Credit Expiration Date, the Borrower agrees to pay to the Agent for the account of each Bank, as consideration for such Bank's Revolving Credit Commitment hereunder, a commitment fee (the "Commitment Fee") equal to a percentage per annum (computed
                     --------------
on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) which shall be based upon the Leverage Ratio for the immediately preceding fiscal quarter, as shown on the Borrower's most recently delivered financial statements pursuant to Section 8.3(b) (except as otherwise set forth in Section 4.1(c)), as follows, on the average daily unborrowed amount of such Bank's Revolving Credit Commitment as the same may be constituted from time to time (for purposes of this computation, PNC's Swing Loans shall be deemed to be borrowed amounts under its Revolving Credit Commitment, Letter of Credit Outstandings shall be deemed to be borrowed amounts under each Bank's Revolving Credit Commitments in accordance with its Ratable Share, and the amount of any Revolving Credit Loans that any Bank wrongfully fails to fund shall not be deemed to be an unborrowed amount under such Bank's Revolving Credit Commitment):

               Leverage Ratio                     Commitment Fee (%)
               --------------                     ------------------

         greater than or equal to 3.0                   .375%

                less than 3.0                           .25%

All Commitment Fees shall be payable in arrears on the second Business Day of each April, July, October and January after the date hereof and on the Revolving Credit Expiration Date or upon acceleration of the Notes.

          2.4  Permanent Reductions of Commitments.
               -----------------------------------

               (a)  Voluntary Reductions. The Borrower shall be permitted,
                    --------------------
without premium or penalty, at any time upon five (5) Business Day's notice to the Agent, to reduce permanently the Revolving Credit Commitments in an aggregate amount of not less than $5,000,000 and in integral multiples of $1,000,000 for amounts in excess of $5,000,000, and each Bank's Revolving Credit Commitments shall be reduced in accordance with its Ratable Share; provided, however, the principal amount of
                                   --------  -------
all Revolving Credit Loans outstanding at any time shall not be permitted to exceed the Revolving Credit Commitments of all the Banks at such time.

               (b)  Effect of Reductions. After each such reduction, the
                    --------------------
Commitment Fee shall be calculated upon the Revolving Credit Commitments of the Banks as so reduced, and the amount of the reduction of the Revolving Credit Commitments may not be reinstated.

          2.5  Mandatory Prepayments.
               ---------------------

          Within five (5) Business Days of any sale or assignment of Designated Assets permitted under Section 8.2(k)(i), the Borrower shall make a mandatory prepayment of principal equal to the after-tax proceeds of such sale or assignment (as estimated in good faith by the Borrower), together with accrued interest on such principal amount. All prepayments required pursuant to this
Section 2.5 shall first be applied among the Interest Rate Options to the principal amount of the Revolving Credit Loans subject to a Base Rate Option, then to the Revolving Credit Loans subject to the Euro-Rate Option. In accordance with Section 5.5(b), the Borrower shall indemnify the Banks for any loss or expense, including loss of margin, incurred with respect to any such prepayments applied against the Euro-Rate Portion on any day other than the last day of the applicable Euro-Rate Interest Period. Notwithstanding the foregoing, so long as no Event of Default or Potential Default has occurred and is continuing, if any mandatory prepayment required under this Section 2.5 would be applied to Loans subject to the Euro-Rate Option, and would result in prepayment on a day other than the last day of the applicable Euro-Rate Interest Period, then unless the Banks agree to waive any resulting loss or expense, such portion of the mandatory prepayment that would be due on a day other than the last day of the applicable Euro-Rate Interest Period shall be due and payable on the earlier of (i) the last day of the applicable Euro-Rate Interest Period or (ii) the occurrence of an Event of Default or Potential Default. To the extent the Borrower fails to make any accrued interest or related fee payment under Section
2.5 or 5.4 at the time of any prepayment, then any amounts received shall be applied first, to pay any related fees, second, to pay any accrued interest and third, to pay principal, provided, the Borrower shall remain liable for the
                         --------
balance due.

          2.6  Loan Requests.
               -------------

               (a)  Revolving Credit Loan Requests. Except as otherwise provided
                    ------------------------------
herein, the Borrower may from time to time prior to the Revolving Credit Expiration Date request the Banks to make Revolving Credit Loans, or renew or convert the Interest Rate Option applicable to existing Revolving Credit Loans, by the delivery to the Agent, not later than 2:00 p.m. Pittsburgh time (i) three
(3) Business Days prior to the proposed Borrowing Date with respect to the making of Revolving Credit Loans to which the Euro-Rate Option applies or the conversion to or the renewal of the Euro-Rate Option for any Revolving Credit Loans; and (ii) not later than 11:00 a.m. Pittsburgh time on the proposed Borrowing Date with respect to the making of a Revolving Credit Loan to which the Base Rate Option applies or the last day of the preceding Euro-Rate Interest Period with respect to the conversion to the Base Rate Option for any Revolving Credit Loan, of a duly completed request therefor substantially in the form of Exhibit H-1 or a request by telephone immediately
                             -----------
confirmed in writing by letter, facsimile or telex (each, a "Revolving Credit
                                                             ----------------
Loan Request"), it being understood that the Agent may rely on the authority of
------------
any person making such a telephonic request without the necessity of receipt of such written confirmation. Each Revolving Credit Loan Request shall be irrevocable and shall specify (i) the proposed Borrowing Date; (ii) the aggregate principal amount of the proposed Revolving Credit Loans comprising the Borrowing Tranche, which shall be in integral multiples of $50,000 and not less than $5,000,000 for Revolving Credit Loans to which the Euro-Rate Option applies and not less than the lesser of $1,000,000 or the maximum amount available under the Revolving Credit Commitments for Revolving Credit Loans to which the Base Rate Option applies; (iii) whether the Euro-Rate Option or the Base Rate Option shall apply to the proposed Revolving Credit Loans comprising the Borrowing Tranche; and (iv) in the case of Revolving Credit Loans to which the Euro-Rate Option applies, an appropriate Euro-Rate Interest Period for the proposed Revolving Credit Loans comprising the Borrowing Tranche. If no such notice is given at least three (3) Business Days prior to the expiration of any Euro-Rate Interest Period for any Revolving Credit Loan or portion thereof, the Borrower shall be deemed to have converted such Revolving Credit Loan or portion thereof to the Base Rate Option commencing upon the last day of that Euro-Rate Interest Period.

               (b)  Swing Loan Requests. Except as otherwise provided herein,
                    -------------------
the Borrower may from time to time prior to the Revolving Credit Expiration Date request PNC to make Swing Loans by delivery to PNC not later than 3:00 p.m. Pittsburgh time on the proposed Borrowing Date of a duly completed request therefor substantially in the form of Exhibit H-2 or a request by telephone
                                      -----------
immediately confirmed in writing by letter, facsimile or telex (each, a "Swing
                                                                         -----
Loan Request"), it being understood that the Agent may rely on the authority of
------------
any person making such a telephonic request without the necessity of receipt of such written confirmation. Each Swing Loan Request shall be irrevocable and shall specify (i) the proposed Borrowing Date (ii) whether the Base Rate Option or the PNC Quoted Rate Option shall apply and (iii) the principal amount of such Swing Loan, which shall not be less than $100,000. PNC shall use reasonable efforts to inform the Borrower by 12:00 noon (Pittsburgh time) on each Business Day as to what the PNC Quoted Rate Option is on such Business Day. If PNC has not informed the Borrower as to the PNC Quoted Rate Option available on any Business Day, the Borrower may also telephone PNC on any Business Day to request PNC to provide the Borrower with the PNC Quoted Rate Option available on such Business Day, and PNC shall promptly respond to such request. If the Borrower elects the PNC Quoted Rate Option to apply with respect to any Swing Loan, such PNC Quoted Rate Option will be in effect until 3:00 p.m. (Pittsburgh time) on the following Business Day.

          2.7  Making Loans.
               ------------

               (a)  Revolving Credit Loans. The Agent shall, promptly after
                    ----------------------
receipt by it of a Revolving Credit Loan Request pursuant to Section 2.6(a), notify the Banks of its receipt of such Revolving Credit Loan Request specifying: (i) the proposed Borrowing Date and the time and method of disbursement of such Revolving Credit Loan; (ii) the amount and type of such Revolving Credit Loan and the applicable Euro-Rate Interest Period (if any); and
(iii) the
apportionment among the Banks of the Revolving Credit Loans as determined by the Agent in accordance with Section 2.2. Each Bank shall remit the principal amount of each Revolving Credit Loan to the Agent such that the Agent is able to, and the Agent shall, to the extent the Banks have made funds available to it for such purpose, fund such Revolving Credit Loan to the Borrower in U.S. Dollars and immediately available funds at the Principal Office prior to 3:00 p.m. Pittsburgh time on the Borrowing Date; provided that if any Bank fails to remit
                                       --------
such funds to the Agent in a timely manner the Agent may elect in its sole discretion to fund with its own funds the Revolving Credit Loan of such Bank on the Borrowing Date; provided, further, that such funding by the Agent shall not
                    --------  -------
be deemed to increase the Revolving Credit Commitment of the Agent or to reduce the Revolving Credit Commitment of such Bank.

               (b)  Swing Loans.  So long as PNC elects to make Swing Loans, PNC
                    -----------
shall, after receipt by it of a Swing Loan Request pursuant to Section 2.6(b), fund such Swing Loan to the Borrower in U.S. Dollars and immediately available funds at the Principal Office prior to 5:00 p.m. Pittsburgh time on the Borrowing Date; provided that after PNC receives notice of default as set forth
                --------
in Section 10.9, PNC shall not make any Swing Loans.

               2.8  Borrowings to Repay Swing Loans.
                    -------------------------------

               PNC may at its option, exercisable at any time for any reason whatsoever, demand repayment of the Swing Loans, and each Bank shall make a Revolving Credit Loan in an amount equal to such Bank's Ratable Share of the aggregate principal amount of the outstanding Swing Loans plus, if PNC so requests, accrued interest thereon, provided that no Bank shall be obligated in
                                    --------
any event to make Revolving Credit Loans in excess of its Revolving Credit Commitment minus its Ratable Share of the Letter of Credit Outstandings.
           -----
Revolving Credit Loans made pursuant to the preceding sentence shall bear interest at the Base Rate Option and shall be deemed to have been properly requested in accordance with Section 2.6(a) without regard to any of the requirements of that provision. PNC shall provide notice to the Banks (which may be telephonic or written notice by letter, facsimile or telex) that such Revolving Credit Loans are to be made under this Section 2.8 and of the apportionment among the Banks, and the Banks shall be unconditionally obligated to fund such Revolving Credit Loans (whether or not the conditions specified in Section 7.2 are then satisfied) by the time PNC so requests, which shall not be earlier than 3:00 p.m. Pittsburgh time on the Business Day next succeeding the date the Banks receive such notice from PNC.

               2.9  Notes.
                    -----

                    (a)  Revolving Credit Notes. The obligation of the Borrower
                         ----------------------
to repay the aggregate unpaid principal amount of the Revolving Credit Loans made to it by each Bank together with interest thereon shall be evidenced by a promissory note of the Borrower dated the Closing Date in the form of Exhibit F
                                                                      ---------
payable to the order of each Bank in a face amount equal to the Revolving Credit Commitment of such Bank. The Revolving Credit Notes shall be payable in full on the Revolving Credit Expiration Date or earlier acceleration of the Notes.

               (b)  Swing Note. The obligation of the Borrower to repay the
                    ----------
unpaid principal amount of the Swing Loans made to it by PNC together with interest thereon shall be evidenced by a demand promissory note of the Borrower dated the Closing Date in the form of Exhibit G payable to the order of PNC in a face amount equal to the
            ---------
Swing Loan Commitment.

               2.10  Letter of Credit Subfacility.
                     ----------------------------

                     (a)  Issuance of Letters of Credit. The Borrower may
                          -----------------------------
request the issuance of a letter of credit (each a "Letter of Credit") on behalf
                                                    ----------------
of itself or another Company by delivering to the Agent a completed application and agreement for letters of credit in such form as the Agent may specify from time to time by no later than 10:00 a.m. Pittsburgh time at least three (3) Business Days, or such shorter period as may be agreed to by the Agent, in advance of the proposed date of issuance. Subject to the terms and conditions hereof and in reliance on the agreements of the other Banks set forth in this
Section 2.10, the Agent will issue a Letter of Credit provided that each Letter
                                                      --------
of Credit shall (A) have a maximum maturity of three hundred ninety-seven (397) days from the date of issuance, (B) in no event expire later than five (5) Business Days prior to the Revolving Credit Expiration Date, provided, further,
                                                             --------  -------
that in no event shall (i) the Letter of Credit Outstandings exceed, at any one time, $25,000,000, or (ii) the Revolving Facility Usage exceed, at any one time, the Revolving Credit Commitments.

               (b)   Participations. Immediately upon issuance of each Letter of
                     --------------
Credit, and without further action, each Bank shall be deemed to, and hereby agrees that it shall, have irrevocably purchased for such Bank's own account and risk from the Agent an individual participation interest in such Letter of Credit and drawings thereunder in an amount equal to such Bank's Ratable Share of the maximum amount which is or at any time may become available to be drawn thereunder and each such Bank shall be responsible to reimburse the Agent immediately for its Ratable Share of any disbursement under any Letter of Credit which has not been reimbursed by the Borrower in accordance with Section 2.10(d).

               (c)  Letter of Credit Fees. The Borrower shall pay to the Agent
                    ---------------------
for the ratable account of the Banks a fee (the "Letter of Credit Fee") equal to
                                                 --------------------
the then-applicable Euro-Rate Margin per annum, which fee shall be computed on the daily average Letter of Credit Outstandings and shall be payable quarterly in arrears commencing with the second Business Day of each April, July, October and January following issuance of each Letter of Credit and on the Revolving Credit Expiration Date. The Borrower shall also pay to the Agent for the Agent's sole account the Agent's then in effect customary fees and administrative expenses payable with respect to the Letters of Credit as the Agent may generally charge or incur from time to time in connection with the issuance, maintenance, modification (if any), assignment or transfer (if any), negotiation, and administration of Letters of Credit.

               (d)   Disbursements, Reimbursement.
                     ----------------------------

                    (i) The Borrower shall be obligated immediately to reimburse the Agent for all amounts which the Agent is required to advance pursuant to the Letters of Credit (collectively, the "Reimbursement
                                                      -------------
Obligations"). Such amounts advanced shall become, at the time the amounts are
-----------
advanced, Revolving Credit Loans from the Banks. Such Revolving Credit Loans shall bear interest at the rate applicable under the Base Rate Option unless the Borrower elects to have a different Interest Rate Option apply to such Revolving Credit Loans pursuant to and in accordance with the provisions contained in
Section 4.1.

                    (ii) The Agent will notify (A) the Borrower of each demand or presentment for payment or other drawing under each Letter of Credit, and (B) the Banks of the amount required to be advanced pursuant to the Letters of Credit. Before 10:00 a.m. (Pittsburgh time) on the date of any advance the Agent is required to make pursuant to the Letters of Credit, each Bank shall make available such Bank's Ratable Share of such advance in immediately available funds to the Agent.

               (e)  Documentation. The Borrower agrees to be bound by the terms
                    -------------
of the Agent's application and agreement for Letters of Credit and the Agent's written regulations and customary practices relating to Letters of Credit, though such interpretation may be different from the Borrower's own. In the event of a conflict between such application or agreement and this Agreement, this Agreement shall govern. It is understood and agreed that, except in the case of gross negligence or willful misconduct, the Agent shall not be liable for any error, negligence and/or mistakes, whether of omission or commission, in following any Company's instructions or those contained in the Letters of Credit or any modifications, amendments or supplements thereto.

               (f)  Determinations to Honor Drawing Requests. In determining
                    ----------------------------------------
whether to honor any request for drawing under any Letter of Credit by the beneficiary thereof, the Agent shall be responsible only to determine that the documents and certificates required to be delivered under such Letter of Credit have been delivered and that they comply on their face with the requirements of such Letter of Credit.

               (g)  Nature of Participation and Reimbursement Obligations. The
                    -----------------------------------------------------
obligation of the Banks to participate in Letters of Credit pursuant to Section 2.10(b) and the obligation of the Banks pursuant to Section 2.10(d) to fund Revolving Credit Loans upon a draw under a Letter of Credit and the obligations of the Borrower to reimburse the Agent upon a draw under a Letter of Credit pursuant to Section 2.10 shall be absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of such Sections under all circumstances, including the following circumstances:

                    (i) the failure of any Company or any other Person to comply with the conditions set forth in Sections 2.1, 2.6, 2.7 or 7.2 or as otherwise set forth in this Agreement for the making of a Revolving Credit Loan, it being acknowledged that such conditions are not required for the making of a Revolving Credit Loan under Section 2.10(d);

                    (ii) any lack of validity or enforceability of any Letter of Credit;

                    (iii) the existence of any claim, set-off, defense or other right which any Company or any Bank may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Agent or other bank or any other Person or, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between any Company or Subsidiaries of a Company and the beneficiary for which any Letter of Credit was procured);

                    (iv) any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                    (v) payment by the Agent under any Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit;

                    (vi) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of any Company or Subsidiaries of any Company;

                    (vii) any breach of this Agreement or any other Senior Loan Document by any party thereto;

                    (viii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing;

                    (ix) the fact that an Event of Default or a Potential Default shall have occurred and be continuing; or

                    (x) the Revolving Credit Expiration Date shall have passed or this Agreement or the Revolving Credit Commitments hereunder shall have been terminated (in which case the Borrower shall be required to immediately reimburse the Agent and the Banks for the amount of any drawing funded by the Banks).

               (h)  Indemnity. In addition to amounts payable as provided in
                    ---------
Section 10.5, the Borrower hereby agrees to protect, indemnify, pay and save harmless the Agent from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable fees, expenses and disbursements of counsel and allocated costs of internal counsel) which the Agent may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit, other than as a result of (A) the gross negligence or willful misconduct of the Agent as determined by a final judgment of a court of competent jurisdiction or (B) subject to the following clause (ii), the wrongful dishonor by the Agent of a proper demand for payment made under any Letter of Credit or (ii) the failure of the Agent to honor a drawing under any such Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions herein called "Governmental Acts").
 -----------------

               (i)  Liability for Acts and Omissions. As between the Borrower
                    --------------------------------
and the Agent, the Borrower assumes all risks of the acts and omissions of, or misuse of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the Agent shall not be responsible for : (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for an issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) failure of the beneficiary of any such Letter of Credit to comply fully with any conditions required in order to draw upon such Letter of Credit; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit; or (viii) any consequences arising from causes beyond the control of the Agent, including any Governmental Acts, and none of the above shall affect or impair, or prevent the vesting of, any of the Agent's rights or powers hereunder.

               In furtherance and extension and not in limitation of the specific provisions set forth above, any action taken or omitted by the Agent under or in connection with the Letters of Credit issued by it or any documents and certificates delivered thereunder, if taken or omitted in good-faith, shall not put the Agent under any resulting liability to the Borrower.

          2.11  Use of Proceeds.
                ---------------

          The proceeds of the Revolving Credit Loans shall be used for lawful purposes in accordance with the second recital clause above.

                                3.   TERM LOANS

          3.1   Term Loan Commitments.
                ---------------------

          Subject to the terms and conditions hereof, and relying upon the representations and warranties herein set forth, each Bank severally agrees to make a term loan (the "Term Loan") to the Borrower on the Closing Date in such
                       ---------
principal amount as the Borrower shall request up to but not exceeding such Bank's Term Loan Commitment.

          3.2  Nature of Banks' Obligations with Respect to Term Loans.
               -------------------------------------------------------

          The obligations of each Bank to make Term Loans to the Borrower shall be in the proportion that such Bank's Term Loan Commitment bears to the Term Loan Commitments of all Banks to the Borrower, but each Bank's Term Loan to the Borrower shall never exceed its Term Loan Commitment. The failure of any Bank to make a Term Loan shall not relieve any other Bank of its obligations to make a Term Loan nor shall it impose any additional liability to any other Bank hereunder. The Banks shall have no obligation to make Term Loans hereunder after the Closing Date. The Term Loan Commitments are not revolving credit commitments and the Borrower shall not have the right to borrow, repay or reborrow under
Section 3.1.

          3.3  Term Loan Notes.
               ---------------

          The obligation of the Borrower to repay the unpaid principal amount of the Term Loans made to it by each Bank, together with interest thereon, shall be evidenced by a Term

Note dated the Closing Date in the form of Exhibit I payable to the order of each Bank in a face amount equal to the Term Loan Commitment of such Bank. Subject to any adjustment required as a result of the application of Section 3.4 (Mandatory Prepayments), the principal amount as provided therein of the Term Notes shall be payable (i) quarterly in arrears on the second Business Day of each July, October, January and April after the date hereof in eighteen (18) equal quarterly installments of $7,500,000 beginning on July 2, 1996, with a final installment of $15,000,000 on the Term Loan Maturity Date. (ii) or upon the earlier acceleration of the Notes.

          3.4   Mandatory Prepayments.
                ---------------------

               (a)  Excess Cash Flow. Within five (5) Business Days of delivery
                    ----------------
of the Borrower's annual financial statements pursuant to Section 8.3(c), but in any event no later than March 31 of each year beginning in 1997 for the preceding fiscal year if the Leverage Ratio (as reflected on such annual financial statements) is greater than 3.0 to 1.0 (each, a "Mandatory Prepayment
                                                           --------- ----------
Date"), the Borrower shall make a mandatory prepayment of principal equal to 50%
----
of Excess Cash Flow for the immediately preceding fiscal year, together with accrued interest on such principal amount (each, a "Mandatory Prepayment of
                                                    -----------------------
Excess Cash Flow).
----------------

               (b)  Sale of Assets. Within five (5) Business Days of any
                    --------------
disposition of assets pursuant to Section 8.2(k)(iv), the Borrower shall make a mandatory prepayment of principal, together with accrued interest on such principal amount, equal to the product of (i) 66 2/3% of the after-tax proceeds of such disposition (as estimated in good faith by the Borrower), and (ii) the fraction obtained by dividing (A) the outstanding principal of the Term Loans by
(B) the outstanding principal of the Term Loans and the Senior Notes.

               (c)  Equity Offering. Simultaneously with the closing of any
                    ---------------
Equity Offering or Equity Offering (Subsidiary), the Borrower shall make a mandatory prepayment of principal equal to (i) 66-2/3% of the proceeds received by the Borrower from any Equity Offering and (ii) 100% of the proceeds or any other amount received by the Borrower from or in connection with any Equity Offering (Subsidiary), in either case, net of reasonable and customary expenses and together with accrued interest on such principal amount.

               (d)  Senior Notes. Simultaneously with any issuance of the Senior
                    ------------
Notes, the Borrower shall make a mandatory prepayment of principal equal to 100% of the proceeds of such Senior Notes (net of reasonable and customary expenses and, net of the proceeds of the Senior Notes used to repay the Senior Subordinated Term Notes, if any), together with accrued interest on such principal amount.

               (e)  Application. All prepayments required pursuant to Section
                    -----------
3.4(a) shall be applied to the unpaid installments of principal of the Term Loans in the inverse order of scheduled maturities. All prepayments required pursuant to Section 3.4(b), (c) and (d) shall be applied to the unpaid installments of principal of the Term Loans on a pro rata basis. All prepayments required pursuant to this Section 3.4 shall first be applied among the Interest Rate Options to the principal amount of the Term Loans subject to the Base Rate Option, then to the Term Loans subject to the Euro-Rate Option. In accordance with Section 5.5(b), the Borrower shall indemnify the Banks for any loss or expense, including loss of margin, incurred with respect to any such prepayments applied against the Euro-Rate Portion on any day other than the last day of the applicable Euro-Rate Interest Period. Notwithstanding the foregoing, so long as no Event of Default or Potential Default has occurred and is continuing, if any mandatory prepayment required under this Section 3.4 would be applied to Loans subject to the Euro-Rate Option, and would result in prepayment on a day other than the last day of the applicable Euro-Rate Interest Period, then unless the Banks agree to waive any resulting loss or expense, such portion of the mandatory prepayment that would be due on a day other than the last day of the applicable Euro-Rate Interest Period shall be due and payable on the earlier of (i) the last day of the applicable Euro-Rate Interest Period or
(ii) the occurrence of an Event of Default or Potential Default. To the extent the Borrower fails to make any accrued interest or related fee payment under Sections 3.4 or 5.4 at the time of any prepayment, then any amounts received shall be applied first, to pay any related fees, second, to pay any accrued interest and third, to pay principal, provided, the Borrower shall remain liable
                                      --------
for the balance due.

          3.5  Use of Proceeds.
               ---------------

          The proceeds of the Term Loans shall be used for lawful purposes in accordance with the second recital clause above.

                              4.   INTEREST RATES
                                   --------------

          4.1  Interest Rate Options.
               ---------------------

          The Borrower shall pay interest in respect of the outstanding unpaid principal amount of the Loans as selected from one (1) of the three (3) Interest Rate Options set forth below, it being understood that subject to the provisions of this Agreement, the Borrower may select different Interest Rate Options and different Euro-Rate Interest Periods to apply simultaneously to the Loans comprising different Borrowing Tranches and may convert to or renew one or more Interest Rate Options with respect to all or any portion of the Loans comprising any Borrowing Tranche; provided that there shall not be at any one time
                       --------
outstanding more than seven (7) Borrowing Tranches in the aggregate among all the Loans accruing interest at the Euro-Rate Option, provided, further, that
                                                     --------  -------
only the Base Rate Option or the PNC Quoted Rate Option shall be applicable with respect to Swing Loans, and provided, further, that the PNC Quoted Rate Option
                            --------  -------
shall not be applicable with respect to any Loans other than the Swing Loans. The Agent's determination of a rate of interest and any change therein shall in the absence of manifest error be conclusive and binding upon all parties hereto. If at any time the designated rate applicable to any Loan made by the Bank exceeds such Bank's highest lawful rate, the rate of interest on such Bank's Loan shall be limited to such Bank's highest lawful rate; provided, that the
                                                          --------
portion of interest which exceeds the amount such Bank can lawfully receive and, thus, is not paid to such Bank shall be due and payable upon the following Interest Payment Date(s) to the extent lawfully permissible.

               (a)  Base Rate Option: A fluctuating rate per annum (computed on
                    ----------------
the basis of a year of (i) 365 or 366 days, as the case may be, and actual days elapsed, for Loans based on the Agent's prime rate or (ii) 360 days and actual days elapsed for Loans based on the Federal Funds Effective Rate) equal to the Base Rate plus the Base Rate Margin (as set forth in
          ----

Section 4.1(b)), such interest rate to change automatically from time to time effective as of the effective date of each change in the Base Rate or the Base Rate Margin.

               (b)  Euro-Rate Option: A rate per annum (computed on a basis of a
                    ----------------
year of 360 days and actual days elapsed) equal to the Euro-Rate plus the Euro-
                                                                 ----
Rate Margin (as set forth in Section 4.1(b)). The Euro-Rate shall be adjusted automatically with respect to any Euro-Rate Portion outstanding on the effective date of any change in the Euro-Rate Reserve Percentage notwithstanding that such effective date occurs during a Euro-Rate Interest Period. The Agent shall give prompt notice to the Borrower of the Euro-Rate as determined or adjusted in accordance herewith, which determination shall be conclusive.

               (b-1) PNC Quoted Rate Option: A fixed rate per annum computed on
                     ----------------------
the basis of a year of 365 or 366 days, as the case may be, equal to such interest rate as offered by PNC pursuant to Section 2.6(b) hereof, such interest rate to remain in effect from the time the PNC Quoted Rate Option is elected until 3:00 p.m. (Pittsburgh time) on the following Business Day.

               (c)   Interest Rate Margins. The base rate margin (the "Base Rate
                     ---------------------                             ---------
Margin") on the Closing Date shall equal zero percent (0%).  The Euro-Rate
------
margin (the "Euro-Rate Margin") on the Closing Date shall equal one and one-half
             ----------------
percent (1.5%). After the Closing Date, the Base Rate Margin and the Euro-Rate Margin shall be based upon the Leverage Ratio for the immediately preceding fiscal quarter, as shown on the Borrower's most recently delivered financial statements pursuant to Section 8.3(b) as follows:

                                      Euro-Rate   Base Rate
           Leverage Ratio               Margin      Margin
           --------------             ---------   ---------

      greater than or equal to 3.0      1.375%       0%

      less than 3.0 and greater         1.125%       0%
       than or equal to 2.5

      less than 2.5                      .875%       0%

Notwithstanding the foregoing, the first adjustment to the Base Rate Margin and Euro-Rate Margin hereunder and to the Commitment Fee under Section 2.3 will occur on the earlier of (i) the date of the closing of the syndication hereunder or (ii) June 30, 1996 and, for the purpose of calculating the Total Indebtedness component of the Leverage Ratio for the initial adjustment hereunder only, Total Indebtedness shall be calculated as of the foregoing date rather than for the previous quarter then ended.


Except as noted above, in the event the Leverage Ratio has changed such that a different rate is applicable, the rate shall be effective as of the first Settlement Date following receipt by the Agent of the financial statements, notwithstanding that such effective date occurs during a Euro-Rate Interest Period. In the event the financial statements of the Borrower with respect to any fiscal quarter are not delivered within forty-five (45) days of the end of such quarter as required under Section 8.3(b), any rate reduction then in effect shall continue until the first

Settlement Date following receipt by the Agent of financial statements reflecting that a different Base Rate Margin or Euro-Rate Margin is applicable as a result of a change in the Leverage Ratio; provided, that if such financial
                                               --------
statements indicate that the Euro-Rate Margin or Base Rate Margin should have been higher than the margins which were in effect, as a result of the Borrower's failure to deliver such financial statements in a timely manner, the Euro-Rate Margin and the Base Rate Margin shall be retroactively adjusted and the Borrower shall immediately upon written notice from the Agent pay to the Agent, for the ratable benefit of the Banks, the additional interest to which the Banks are entitled.

               (d)  Rate Quotations. The Borrower may call the Agent on or
                    ---------------
before the date on which a Loan Request is to be delivered to receive an indication of the rates then in effect, but it is acknowledged that such indication shall not be binding on the Agent or the Banks nor affect the rate of interest which thereafter is actually in effect when the election is made.

          4.2  Euro-Rate Interest Periods.
               --------------------------

          At any time when the Borrower shall select, convert to or renew the Euro-Rate Option to apply to any Revolving Credit Loan or Term Loan, the Borrower shall notify the Agent thereof at least three (3) Business Days prior to the effective date of such Euro-Rate Option by delivering a Loan Request. The notice shall select a Euro-Rate interest period during which such Interest Rate Option shall apply, such periods to be one (1), two (2), three (3) or six
(6) months (the "Euro-Rate Interest Periods"); provided that:
                 --------------------------    --------

               (a) any Euro-Rate Interest Period which would otherwise end on a date which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in the next calendar month, in which case such Euro-Rate Interest Period shall end on the next preceding Business Day;

               (b) any Euro-Rate Interest Period which begins on the last Business Day of a calendar month for which there is no numerically corresponding Business Day in the subsequent calendar month during which such Interest Period is to end shall end on the last Business Day of such subsequent month;

               (c) the Euro-Rate Portion for each Euro-Rate Interest Period shall be in integral multiples of $50,000 and not less than $5,000,000;

               (d) the Borrower shall not select, convert to or renew a Euro-Rate Interest Period for any portion of the Revolving Credit Loans that would end after the Revolving Credit Expiration Date or any portion of the Term Loans that would end after the Term Loan Maturity Date; and

               (e) in the case of the renewal of the Euro-Rate Option at the end of a Euro-Rate Interest Period, the first day of the new Euro-Rate Interest Period shall be the last day of the preceding Euro-Rate Interest Period, without duplication in payment of interest for such day.

          4.3  Interest After Default.
               ----------------------

          To the extent permitted by Law, upon the occurrence and during the continuance of an Event of Default, after any principal of or interest on any Loan or any fee or other amounts hereunder shall have become due and payable by its terms or by acceleration, declaration or otherwise, and after expiration of any applicable grace period, such principal, interest, fee or other amount shall bear interest for each day thereafter until paid in full (before and after judgment) at a rate per annum which shall be equal to two percent (2%) above the rate of interest otherwise applicable with respect to such amount or two percent (2%) above the Base Rate Option if no rate of interest is otherwise applicable, payable on demand. The Borrower acknowledges that such increased interest rate reflects, among other things, the fact that such Loans or other amounts have become a substantially greater risk given their default status and that the Banks are entitled to additional compensation for such risk.

          4.4  Euro-Rate Unascertainable.
               -------------------------

          If

               (a) on any date on which a Euro-Rate would otherwise be determined, the Agent shall have determined (which determination shall be conclusive absent manifest error) that:

                    (i) adequate and reasonable means do not exist for ascertaining such Euro-Rate, or

                    (ii) a contingency has occurred which materially and adversely affects the London interbank market,

               (b) at any time any Bank shall have determined (which determination shall be conclusive absent manifest error) that:

                    (i) the making, maintenance or funding of any Loan to which the Euro-Rate Option applies has been made impracticable or unlawful by compliance by such Bank in good faith with any Law or any interpretation or application thereof by any Official Body or with any request or directive of any such Official Body (whether or not having the force of Law),

                    (ii) the Euro-Rate Option will not adequately and fairly reflect the cost to such Bank of the establishment or maintenance of any Loan, or if any Bank determines after making all reasonable efforts that deposits of the relevant amount in Dollars for the relevant Euro-Rate Interest Period for a Loan to which the Euro-Rate Option applies are not available to such Bank in the London interbank market, then, in the case of any event specified in subsection
(a) above, the Agent shall promptly so notify the Banks and the Borrower thereof, and in the case of an event specified in subsection (b) above, such Bank shall promptly so notify the Agent and attach a certificate to such notice as to the specific circumstances of such notice and the Agent shall promptly send copies of such notice and certificate to the other Banks and the Borrower. Upon such date as shall be specified in such notice (which shall not be earlier than the date such notice is given) the obligation of (A) the Banks in the case of such notice given by the Agent, or (B) such Bank in the case of such notice given by such Bank, to allow the Borrower to select, convert to or renew the Euro-Rate Option shall be suspended until the Agent shall have later notified the Borrower, or such Bank shall have later notified the Agent, of the Agent's or such Bank's, as the case may be, determination (which determination shall be conclusive absent manifest error) that the circumstances giving rise to such previous determination no longer exist. If at any time the Agent makes a determination under subsection (a) of this Section 4.4 or any Bank notifies the Agent of a determination under subsection (b) of this Section 4.4 and, in either case, the Borrower has previously notified the Agent of its selection of, conversion to or renewal of the Euro-Rate Option and such Euro-Rate Option has not yet gone into effect, such notification shall be deemed to provide for selection of, conversion to or renewal of the Base Rate Option otherwise available with respect to such Loans. If any Bank notifies the Agent of a determination under subsection (b) of this Section 4.4, the Borrower shall, subject to the Borrower's indemnification obligations under Section 5.5(b), as to any Loan of the Bank to which the Euro-Rate Option applies, on the date specified in such notice either convert such Loan to the Base Rate Option otherwise available with respect to such Loan or prepay such Loan in accordance with Section 5.4. Absent due notice from the Borrower of conversion or prepayment, such Loan shall automatically be converted to the Base Rate Option otherwise available with respect to such Loan upon such specified date.

          4.5  Selection of Interest Rate Options.
               ----------------------------------

               (a) If the Borrower fails to select a Euro-Rate Interest Period in accordance with the provisions of Section 4.2 in the case of renewal of the Euro-Rate Portion, the Borrower shall be deemed to have converted such Loan or option thereof to the Base Rate Option otherwise available with respect to such Loans, commencing upon the last day of that Euro-Rate Interest Period. If an Event of Default shall occur and be continuing, the Agent shall limit the Borrower to the Base Rate Option hereunder; provided, however, that, unless the
                                            --------  -------
Loans have been accelerated hereunder, such limitation with respect to the Euro-Rate Portion shall not be effective until the expiration of any applicable Euro-Rate Interest Period.

               (b) If the Borrower fails to select an Interest Rate Option in accordance with the provisions of Section 4.1 for any Swing Loan to which the PNC Quoted Rate applies before the PNC Quoted Rate Option expires, the Borrower shall be deemed to have converted such loan to the Base Rate Option otherwise available with respect to such Swing Loan, commencing immediately upon the expiration of the PNC Quoted Rate Option.

                                 5.   PAYMENTS
                                      --------

          5.1  Payments.
               --------

          All payments and prepayments to be made in respect of principal, interest, Commitment Fees, Letter of Credit Fees, Agent's Fees or other amounts due from the Borrower hereunder shall be payable prior to 11:00 a.m. Pittsburgh time (or 3:00 p.m. Pittsburgh time, in the event payments are to be made using the proceeds of Loans to be made on such date), on the date when due without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower, and without set-off, counterclaim or other deduction of any nature, and an action therefor shall immediately accrue. Such payments shall be made to the Agent at the Principal Office for the account of PNC with respect to the Swing Loans and the ratable accounts of the Banks with respect to the Revolving Credit Loans and Term Loans in U.S. Dollars and in immediately available funds, and the Agent shall promptly distribute such amounts to the Banks in immediately available funds, subject to the provisions of Section 5.6; provided that in the event payments are received by 11:00 a.m.
                --------
Pittsburgh time by the Agent with respect to the Revolving Credit Loans on the Settlement Date and such payments are not distributed to the Banks on the same day received by the Agent, the Agent shall pay the Banks the Federal Funds Effective Rate with respect to the amount of such payments for each day held by the Agent and not distributed to the Banks. The Agent's and each Bank's statement of account, ledger or other relevant record shall, in the absence of manifest error, be conclusive as the statement of the amount of principal of and interest on the Loans and other amounts owing under this Agreement and shall be deemed an "account stated."

          5.2  Pro Rata Treatment of the Banks.
               -------------------------------

          Each borrowing, and each selection of, conversion to or renewal of any Interest Rate Option and each payment or prepayment by the Borrower with respect to principal, interest, Commitment Fees, Letter of Credit Fees or other fees (except for the Agent's Fees and the fees set forth in the second sentence of Section 2.10(c)) or amounts due from the Borrower hereunder to the Banks with respect to the Revolving Credit Loans and Term Loans, shall (except as provided in Section 4.4(b), 5.4 or 5.5) be made in proportion to the Revolving Credit Loans and Term Loans outstanding from each Bank and, if no Revolving Credit Loans or Term Loans are then outstanding, in proportion to the Ratable Share of each Bank.

          5.3  Interest Payment Dates.
               ----------------------

          Interest on Loans to which the Base Rate Option or the PNC Quoted Rate Option applies shall be due and payable in arrears on the second Business Day of each April, July, October and January after the date hereof and on the Revolving Credit Expiration Date (with respect to Revolving Credit Loans) and the Term Loan Maturity Date (with respect to Term Loans) and upon any earlier acceleration of the Notes. Interest on the Euro-Rate Portion shall be due and payable on the last day of each Euro-Rate Interest Period and, if any such Euro-Rate Interest Period is longer than three (3) months, also on the second Business Day after the end of the third month during such period and on the Revolving Credit Expiration Date (with respect to Revolving Credit Loans) and the Term Loan Maturity Date (with respect to Term Loans) and upon any earlier acceleration of the Notes. Interest on mandatory prepayments of principal under Sections 2.5 and 3.4 (Mandatory Prepayments) shall be due on the date such mandatory prepayment is due.

          5.4  Voluntary Prepayments.
               ---------------------

               (a) The Borrower shall have the right at its option from time to time to prepay the Loans in whole or part without premium or penalty (except as provided in sub-section (b) below or in Section 5.5):

                    (i) at any time with respect to any Swing Loan or any other Loan to which the Base Rate Option applies;

                    (ii) on the last day of the applicable Euro-Rate Interest Period with respect to Revolving Credit Loans or Term Loans to which the Euro-Rate Option applies; and

                    (iii) on the date specified in a notice by any Bank pursuant to Section 4.4(b) with respect to any Revolving Credit Loan or Term Loan to which the Euro-Rate Option applies.

          Whenever the Borrower desires to prepay any part of the Loans, it shall provide a prepayment notice to the Agent at least one (1) Business Day prior to the date of prepayment of Revolving Credit Loans or Term Loans or no later than 3:00 p.m. Pittsburgh time on the date of prepayment of Swing Loans setting forth the following information:

                    (x) the date, which shall be a Business Day, on which the proposed prepayment is to be made; and

                    (y) the total principal amount of such prepayment, which shall not be less than $100,000 for any Swing Loan or $1,000,000 for any Revolving Credit Loan or Term Loan.

          All prepayment notices shall be irrevocable. The principal amount of the Loans to which the Euro-Rate Option applies for which a prepayment notice is given, together with interest on such principal amount and any related fees shall be due and payable on the date specified in such prepayment notice as the date on which the proposed prepayment is to be made. The principal amount of the Loans to which the Base Rate Option applies for which a prepayment notice is given shall be due and payable on the date specified in such prepayment notice as the date on which the proposed prepayment is made; but interest on such principal amount and any related fees shall be due and payable on the next scheduled Interest Payment Date. All prepayments permitted pursuant to this
Section 5.4(a) shall be applied to the unpaid installments of principal of the Loans in the inverse order of scheduled maturities. Unless otherwise specified by the Borrower with respect to prepayments of the Euro-Rate Portion permitted under this Section 5.4(a)(ii) or (iii) above, all prepayments shall be applied first to the Base Rate Portion and then to the Euro-Rate Portion, subject to
Section 5.5(b).

          (b) In the event any Bank (i) gives notice under Section 4.4(b) or
Section 5.5(a), (ii) does not fund Loans because the making of such Loans would contravene any Law applicable to such Bank pursuant to Section 7.2, (iii) does not approve any action as to which consent of the Required Banks is requested by the Borrower and obtained hereunder, or (iv) becomes subject to the control of an Official Body (other than normal and customary supervision), then the Borrower shall have the right at its option, with the consent of the Agent, which shall not be unreasonably withheld, to prepay the Loans of such Bank in whole together with all interest accrued thereon, within ninety (90) days after
(w) receipt of such Bank's notice under Section 4.4(b) or 5.5(a), (x) the date such Bank has failed to fund Loans pursuant to Section 7.2 because the making of such Loans would contravene Law applicable to such Bank,

(y) the date of obtaining the consent which such Bank has not approved, or (z) the date such Bank became subject to the control of an Official Body, as applicable; provided that the Borrower shall also pay to such Bank at the time
            --------
of such prepayment any amounts required under Section 5.4(a) and Section 5.5 and any accrued interest due on such amount and any related fees; provided, however,
                                                              --------  -------
that the Revolving Credit Commitment of such Bank shall be provided by one or more of the remaining Banks or a replacement bank acceptable to the Agent and the Borrower in the exercise of their reasonable discretion; provided, further,
                                                             --------  -------
the remaining Banks shall have no obligation hereunder to increase their Revolving Credit Commitments. Notwithstanding the foregoing, the Agent may only be replaced in accordance with Section 10.14 and the Agent must at all times be a Bank hereunder.

          5.5  Additional Compensation in Certain Circumstances.
               ------------------------------------------------

               (a)  Increased Costs or Reduced Return Resulting from Taxes,
                    ------------------------------------------------------
Reserves, Capital Adequacy Requirements, Expenses, etc. If any Law, guideline or
------------------------------------------------------
interpretation or any change in any Law, guideline or interpretation or application thereof by any Official Body charged with the interpretation or administration thereof or compliance with any request or directive (whether or not having the force of Law) of any central bank or other Official Body:

                    (i) subjects any Bank to any tax or changes the basis of taxation with respect to this Agreement, the Notes, the Loans or payments by the Borrower of principal, interest, Commitment Fees, Letter of Credit Fees, Agent's Fees or other amounts due from the Borrower hereunder or under the Notes (except for taxes on the overall net income of such Bank),

                    (ii) imposes, modifies or deems applicable any reserve, special deposit or similar requirement against credits or commitments to extend credit extended by, or assets (funded or contingent) of, deposits with or for the account of, or other acquisitions of funds by, any Bank, or

                    (iii) imposes, modifies or deems applicable any capital adequacy or similar requirement (A) against assets (funded or contingent) of, or credits or commitments to extend credit extended by, any Bank, or (B) otherwise applicable to the obligations of any Bank under this Agreement, and the result of any of the foregoing is to increase the cost to, reduce the income receivable by, or impose any expense (including loss of margin) upon any Bank with respect to this Agreement, the Notes or the making, maintenance or funding of any part of the Loans (or, in the case of any capital adequacy or similar requirement, to have the effect of reducing the rate of return on the capital of any Bank or any Bank's parent, taking into consideration the customary policies of any Bank or any Bank's parent with respect to capital adequacy) by an amount which such Bank in its sole discretion deems to be material, such Bank shall from time to time notify in writing the Borrower and the Agent of the amount determined in good faith (using any averaging and attribution methods employed in good faith) by such Bank (which determination shall be conclusive, absent manifest error) to be necessary to compensate such Bank for such increase in cost, reduction of income or additional expense. Such notice shall set forth in reasonable detail the basis for such determination. Such amount shall be due and payable by the Borrower to such Bank ten (10) Business Days after such notice is given.

               (b)  Indemnity. In addition to the compensation required by
                    ---------
subsection (a) of this Section 5.5, the Borrower shall indemnify each Bank against all liabilities, losses or expenses (including loss of margin and any loss or expense incurred in liquidating or employing deposits from third parties, including any loss or expense incurred in connection with funds acquired by a Bank to fund or maintain Loans subject to the Euro-Rate Option) which such Bank sustains or incurs hereunder, including:

                    (i) payment, prepayment, conversion or renewal of any Loan to which the Euro-Rate Option applies on a day other than the last day of the corresponding Euro-Rate Interest Period (whether or not such payment, prepayment, conversion or renewal is mandatory, voluntary or automatic and whether or not such payment or prepayment is then due);

                    (ii) attempt by the Borrower to revoke (expressly, by later inconsistent notices or otherwise) in whole or part any notice relating to Loan Requests under Section 2.6 or voluntary prepayments under Section 5.4; or

                    (iii) default by the Borrower in the performance or observance of any covenant or condition contained in this Agreement or any other Senior Loan Document, including any failure of the Borrower to pay when due (by acceleration or otherwise) any principal, interest, Commitment Fees, Letter of Credit Fees, Agent's Fees or any other amount due hereunder.

          Notwithstanding the foregoing, nothing in the foregoing Section 5.5(b)(i), (ii) or (iii) shall be construed to permit the Borrower to engage in any action otherwise prohibited hereunder. If any Bank sustains or incurs any such loss or expense, it shall from time to time notify the Borrower of the amount determined in good faith by such Bank (which determination shall be conclusive absent manifest error and may include such assumptions, allocations of costs and expenses and averaging or attribution methods as such Bank shall deem reasonable) to be necessary to indemnify such Bank for such loss or expense. Such notice shall set forth in writing in reasonable detail the basis for such determination. Such amount shall be due and payable by the Borrower to such Bank ten (10) Business Days after such notice is given.

          5.6  Settlement Date Procedures.
               --------------------------

          In order to minimize the transfer of funds between the Banks and the Agent, the Borrower may borrow, repay and reborrow Swing Loans and PNC may make Swing Loans as provided in Section 2.1(b) during the period between Settlement Dates. Not later than 12:00 p.m. Pittsburgh time on each Settlement Date, the Agent shall notify each Bank of its Ratable Share of the Loans (including both the Swing Loans made by the Agent and the Revolving Credit Loans made by the Banks). Prior to 3:00 p.m. Pittsburgh time on such Settlement Date, each Bank shall pay to the Agent the amount equal to the positive difference, if any, between its Ratable Share of the Revolving Credit Loans and Swing Loans and its Revolving Credit Loans, and the Agent shall pay to each Bank its Ratable Share of all payments made by the Borrower to the Agent with respect to the Revolving Credit Loans. The Agent shall also effect settlement in accordance with the foregoing sentence on the proposed Borrowing Dates for Revolving Credit Loans and on Mandatory Prepayment Dates and may at its option effect settlement on any other Business Day. These settlement procedures are established solely as a matter of administrative convenience, and nothing contained in this Section 5.6 shall relieve the Banks of their obligations to fund Revolving Credit Loans on dates other than a Settlement Date pursuant to
Section 2.8. The Agent may at any time at its option for any reason whatsoever require each Bank to pay immediately to the Agent such Bank's Ratable Share of the outstanding Revolving Credit Loans and Swing Loan (provided the principal
                                                       --------
amount of such Bank's Revolving Credit Loans shall not exceed its Revolving Credit Commitment minus its Ratable Share of the Letter of Credit Outstanding).
                  -----

                      6.   REPRESENTATIONS AND WARRANTIES
                           ------------------------------

          6.1  Representations and Warranties.
               ------------------------------

          The Borrower represents and warrants to the Agent and each of the Banks that:

               (a)  Organization and Qualification. The Borrower is a business
                    ------------------------------
trust, duly organized, validly existing and in good standing under the laws of Delaware; each Subsidiary of the Borrower is duly organized in the form of organization stated on Schedule 6.1(c) and is validly existing and in good
                       ---------------
standing under the laws of its jurisdiction of organization; each Company has the lawful power to own or lease its properties and to engage in the business it presently conducts or proposes to conduct; and each Company is duly licensed or qualified and in good standing in each jurisdiction wherein the property owned or leased by it or the nature of the business transacted by it or both makes such licensing or qualification necessary.

               (b)  Capitalization and Ownership. After giving affect to the
                    ----------------------------
purchase by FII of the Standard Fire Shares on the Closing Date, the authorized shares of beneficial interest in Borrower consist of 1,000 Series A Preferred Shares, none of which is issued and outstanding, 125,000 Series B Preferred Shares, none of which is outstanding, 75,000 Series C Preferred Shares, none of which is issued and outstanding, 99,000 Class A Common Shares of which 1,000 Shares are issued and outstanding and 149,700,000 Class B Common Shares, of which 20,496,758 shares are issued, 15,189,000 shares are outstanding and 5,000 shares are held as treasury stock and 5,302,758 are held by FII. The ownership of the Common Shares is as indicated on Schedule 6.1(b). All issued and
                                        ---------------
outstanding shares have been validly issued and are fully paid and nonassessable. There are no options, warrants or other rights outstanding to purchase any shares except as indicated on Schedule 6.1(b).
                                           ---------------

               (c)  Subsidiaries. Schedule 6.1(c) sets forth the name of each of
                    ------------  ---------------
the Borrower's Subsidiaries, the form and jurisdiction of organization of each, the owner(s) of its authorized capital stock, and the percentage of issued and the outstanding shares or interests (referred to herein as the "Subsidiary
                                                                ----------
Shares") of each. Each Company has good and marketable title to all of the
------
Subsidiary Shares it purports to own, free and clear in each case of any Lien except the pledge of the Subsidiary Shares pursuant to the Pledge Agreement. All Subsidiary Shares have been validly issued and are fully paid and nonassessable. There are no options, warrants or other rights outstanding to purchase any such shares except as indicated on Schedule 6.1(b).
             ---------------

          (d) Power and Authority.  The Borrower has full power to enter into,
              -------------------
execute, deliver and carry out this Agreement and the other Senior Loan Documents to which it is a party, to incur the Indebtedness contemplated by the Senior Loan Documents and to perform its obligations under the Senior Loan Documents to which it is a party and all such actions have been duly authorized by all necessary proceedings on its part. The Grantors, the Pledgors and the Companies have full power to enter into, execute, deliver and carry out the Security Agreement, the Pledge Agreement and the Intercompany Subordination Agreement, respectively, and to perform their respective obligations thereunder and all such actions have been duly authorized by all necessary proceedings on their respective parts.

          (e) Validity and Binding Effect.  This Agreement has been and each
              ---------------------------
other Senior Loan Document, when duly executed and delivered by the Loan Parties which are parties thereto, will have been duly and validly executed and delivered by the Loan Parties. This Agreement constitutes, and the Security Agreement, the Pledge Agreement, the Intercompany Subordination Agreement, the Proxies and each other Senior Loan Document when duly executed and delivered by the Loan Parties pursuant to the provisions hereof or thereof will constitute, legal, valid and binding obligations of the Loan Parties, enforceable against them in accordance with their respective terms, except to the extent that enforceability of any of the foregoing Senior Loan Documents may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting the enforceability of creditors' rights generally or limiting the right of specific performance.

          (f) No Conflict.  Neither the execution and delivery of this Agreement
              -----------
or the other Senior Loan Documents by the Loan Parties nor the consummation of the transactions herein or therein contemplated or compliance with the terms and provisions hereof or thereof by them will conflict with, constitute a default under or result in any breach of the terms and conditions of the declaration of trust, articles of incorporation, bylaws, partnership agreement or equivalent documents of any Loan Party or of any Law or of any material agreement, instrument, order, writ, judgment, injunction or decree to which any Loan Party is a party or by which it is bound or to which it is subject, or will result in the creation or enforcement of any Lien whatsoever upon any property (now or hereafter acquired) of any Loan Party (other than Liens granted under the Senior Loan Documents); provided that foreclosure on the Pledged Collateral or other
                 --------
transfer of the Pledged Collateral under the Pledge Agreement without obtaining the approvals described in Section 9(b) of the Pledge Agreement may result in the termination of contracts under the Investment Company Act.

          (g) Litigation. There are no actions, suits, proceedings or
              ----------
investigations pending or, to the knowledge of the Borrower, threatened against any of the Companies at law or in equity before any Official Body which individually or in the aggregate may result in any Material Adverse Change. None of the Companies is in violation of any order, writ, injunction or any decree of any Official Body which may result in any Material Adverse Change.

          (h) Title to Properties.  The real property owned or leased by the
              -------------------
Companies is described on Schedule 6.1(h).  Each of the Companies has good and
                          ---------------
marketable title to or valid leasehold interest in all properties, assets and other rights which it purports to own or lease or which are reflected as owned or leased on its books and records, free and clear of all liens and encumbrances except Permitted Liens, and subject to the terms and conditions of the applicable leases. The tangible and intangible personal property relating to facilities and computers of the Companies (including the leases, computer software and aircraft) are held by Federated Investors Building Corporation or another wholly owned Pledged Subsidiary. All leases of property are in full force and effect and, except as set forth on Schedule 6.1(m), such leases do not
                                             ---------------
require any consent to consummate the transactions contemplated hereby or to foreclose on the Pledged Shares.

          (i)  Financial Statements.
               --------------------

               (i)  Historical Statements.  The Borrower has delivered to the
                    ---------------------
Agent copies of the audited consolidated financial statements for the Borrower and its Consolidated Subsidiaries for fiscal years 1992 through 1994 (the "Audited Statements"). In addition, the Borrower has delivered to the Agent
 ------------------
copies of the unaudited interim financial statements for the Borrower and its Consolidated Subsidiaries for and as of the end of November 1995 and the fiscal quarter ended September 30, 1995 (the "Interim Statements") (the Audited and
                                       ------------------
Interim Statements being collectively referred to as the "Historical
                                                          ----------
Statements"). The Historical Statements are correct and complete and fairly
----------
represent the consolidated financial condition of the Borrower and its Consolidated Subsidiaries as of their dates and the consolidated results of operations for the fiscal periods then ended and have been prepared in accordance with GAAP consistently applied, subject (in the case of the Interim Statements) to normal year-end audit adjustments. None of the Companies has any significant liabilities, contingent or otherwise, or material forward or long-term commitments that are not disclosed in the Historical Statements or in the notes thereto, except for the existing potential contingent liability of approximately $1,400,000 as of the Closing Date to ICI Mutual Insurance Company relating to the fidelity bond and directors and officers and errors and omissions insurance coverage provided by ICI Mutual Insurance Company for the Funds and certain Subsidiaries of the Borrower (the "ICI Contingency"), and
                                                     ---------------
except as disclosed therein there are no unrealized or anticipated losses from any commitments of any of the Companies which may cause a Material Adverse Change. Since December 31, 1994, there has been no Material Adverse Change.

               (ii) Financial Statements Derived from Assumptions. Within sixty
                    ---------------------------------------------
(60) days after the Closing Date, the Borrower will deliver to the Agent financial statements of the Borrower and its Consolidated Subsidiaries for the fiscal years 1996-2001 derived from various assumptions of the Borrower's management (the "Financial Statements Derived from Assumptions"). The Financial
                 ---------------------------------------------
Statements Derived from Assumptions, upon delivery, will represent a reasonable range of possible results in light of the history of the businesses, present and foreseeable conditions and the intentions of the Borrower's management.

          (j)  Margin Stock.  None of the Companies engages or intends to engage
               ------------
principally, or as one of its important activities, in the business of extending credit for the purpose, immediately, incidentally or ultimately, of purchasing or carrying margin stock (within the meaning of Regulation U). No part of the proceeds of any Loan has been or will be used, immediately, incidentally or ultimately, to purchase or carry any margin stock (except investments in Funds in accordance with ordinary business operations), or to extend credit to others for the purpose of purchasing or carrying any margin stock or to refund Indebtedness originally incurred for such purpose, or for any purpose which entails a violation of or which is inconsistent with the provisions of the regulations of the Board of Governors of the Federal Reserve System. None of the Companies holds or intends to hold margin stock (including shares in the Funds) such that the aggregate current market value (as defined in Regulation U) of all such margin stock does not exceed twenty-five percent (25%) of the value (as determined by any reasonable method) of the consolidated assets of the Companies.

          (k) Full Disclosure.  Neither this Agreement nor any Senior Loan
              ---------------
Document, nor any certificate, statement, agreement or other documents furnished to the Agent or any Bank in connection herewith or therewith contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein, in light of the circumstances under which they were made, not misleading. There is no fact known to any of the Companies which materially adversely affects the business, property, assets, financial condition or results of operations of the Companies taken as a whole, which has not been set forth in this Agreement or in the other agreements, documents, certificates and statements furnished in writing to the Agent and the Banks prior to or at the date hereof in connection with the transactions contemplated hereby.

          (l) Taxes.  All federal, state, local and other tax returns required
              -----
to have been filed with respect to the Companies have been filed, and payment or adequate provision has been made for the payment of all taxes, fees, assessments and other governmental charges which have or may become due pursuant to said returns or to assessments received except to the extent that such taxes, fees, assessments and other charges are being contested in good faith by appropriate proceedings diligently conducted and for which such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made. There are no agreements or waivers extending the statutory period of limitations applicable to any federal income tax return of the Companies for any period except with respect to the federal income tax return of the Companies for 1991 for which the associated statutory period of limitations was extended until September 30, 1996.

          (m) Consents and Approvals. No consent, approval, exemption, order or
              ----------------------
authorization of, or a registration or filing with, any Official Body or any other person is required by any Law or any agreement in connection with the execution, delivery and carrying out of this Agreement and the other Senior Loan Documents by the Loan Parties, except for the filing of financing statements in the state and county filing offices as listed on Schedule 6.1(m) attached
                                                 ---------------
hereto, all of which shall have been obtained or made on or prior to the Closing Date unless otherwise indicated on Schedule 6.1(m), provided that foreclosure on
                                   ---------------  --------
the Pledged Collateral or other transfer of the Pledged Collateral under the Pledge Agreement may necessitate obtaining the approvals described in Section 9(b) of the Pledge Agreement.

          (n) No Event of Default; Compliance with Interests.  No event has
              ----------------------------------------------
occurred and is continuing and no condition exists or will exist after giving effect to the borrowings to be made on the Closing Date under the Senior Loan Documents which constitutes an Event of Default or Potential Default. None of the Companies is in violation of (i) any term of any declaration of trust, charter, instrument, bylaw, similar or other organizational or governing document or (ii) any agreement or instrument to which it is a party or by which it or any of its properties may be subject or bound where such violation would constitute a Material Adverse Change.

          (o) Patents, Licenses, Franchises, etc.  The Companies own or possess
              -----------------------------------
all the material patents, trademarks, service marks, tradenames, copyrights, licenses, registrations, franchises, permits and rights necessary to own and operate their respective properties and to carry on their respective businesses as presently conducted and planned to be conducted by the Companies, without known conflict with the rights of others. All material patents, trademarks, service marks, tradenames, copyrights, licenses, registrations, franchises and permits of the Companies and the Funds (including all licenses required under the Investment Company Act and other federal and state securities laws) are listed and described on Schedule 6.1(o).
                        ---------------

          (p) Security Interests.  The Liens granted or to be granted to the
              ------------------
Agent for the benefit of the Banks pursuant to the Security Agreement and the Pledge Agreement in the Collateral constitute and will continue to constitute first-priority perfected security interests under the Uniform Commercial Code as enacted in each applicable jurisdiction (the "Uniform Commercial Code") or other
                                              -----------------------
applicable Law entitled to all the rights, benefits and priorities provided by the Uniform Commercial Code or such Law. The grant of such Liens does not and will not impair or cause the termination of any investment advisory or other contracts of any of the Companies under any Law (including the Investment Company Act). Upon the filing of financing statements relating to said security interests in each office and in each jurisdiction where required in order to perfect the security interests described above, taking possession of any stock certificates evidencing the Pledged Collateral and recordation of the Security Agreement in the United States Patent and Trademark Office, all such action as is necessary or advisable to establish such rights of the Agent will have been taken. There will be upon execution and delivery of the Security Agreement and the Pledge Agreement and such filings and such taking of possession referred to in the preceding sentence, no necessity for any further action in order to preserve, protect and continue such rights, except the filing of continuation statements with respect to such financing statements within six (6) months prior to each five (5) year anniversary of the filing of such financing statements, provided that foreclosure on the Pledged Collateral or other transfer of the
--------
Pledged Collateral under the Pledge Agreement may necessitate obtaining the approvals described in Section 9(b) of the Pledge Agreement. All filing fees and other expenses in connection with each such action have been or will be paid by the Borrower.

          (q) Proceeds.  The Borrower will use the proceeds of the Loans only
              --------
for lawful purposes in accordance with the second recital clause and Section 6.1(j), and not in contravention of any applicable Law, including the Investment Company Act, or any other provision hereof.

          (r) Status of the Pledged Collateral.  All of the Pledged Collateral
              --------------------------------
consisting of capital stock pledged or to be pledged by the Pledgors pursuant to the Pledge

Agreement is duly authorized, validly issued, fully paid, nonassessable and owned beneficially and of record by the Pledgor pledging the same free and clear of any Lien or restriction on transfer, except as otherwise provided by the Pledge Agreement and except as the right of the Banks to dispose of the Pledged Shares may be limited by the Securities Act of 1933, as amended, and the regulations promulgated by the Securities and Exchange Commission thereunder and by applicable state securities laws, provided that foreclosure on the Pledged
                                     --------
Shares or other transfer of the Pledged Shares under the Pledge Agreement may necessitate obtaining the approvals described in Section 9(b) of the Pledge Agreement. Other than the Subordinated Pledge Agreement, there are no agreements or understandings with respect to the Pledged Shares of capital stock included in the Pledged Collateral except the Shareholder Rights Agreement, the Declaration of Trust and the Bylaws of the Borrower. The restrictions on transfer contained in the Shareholder Rights Agreement do not and shall not restrict the pledge of the Pledged Shares under the Pledge Agreement or the transfer of the Pledged Shares by the Agent. There are no agreements or understandings with respect to the Pledged Collateral consisting of capital stock of any Subsidiaries of the Borrower. The Pledged Collateral, together with the Proxies, are sufficient to give to the Agent on behalf of the Banks, after the occurrence of an Event of Default, full voting control of each of the Companies.

          (s) Insurance.  Schedule 6.1(s) lists all insurance policies and other
              ---------   ---------------
bonds to which any of the Companies is a party, all of which are valid and in full force and effect. No notice has been given or material claim made and no ground exists to cancel or avoid any of such policies or bonds or to reduce the coverage provided thereby. Such policies and bonds provide adequate coverage from reputable and financially sound insurers in amounts sufficient to insure the assets and risks of the Companies in accordance with prudent business practice in the industry of the Companies.

          (t) Compliance with Laws. The Companies have complied in all respects
              --------------------
with all applicable Laws, including federal and state securities laws and
Section 17(a) of the Investment Company Act, in all jurisdictions in which any of the Companies is presently or will be doing business except where the failure to do so would not constitute a Material Adverse Change.

          (u) Material Contracts.  Schedule 6.1(u) lists all material contracts
              ------------------   ---------------
relating to the business operations of the Companies, including all employee benefit plans, employment agreements, collective bargaining agreements and labor contracts (the "Labor Contracts"), all investment advisory contracts, investment
                ---------------
counseling contracts, Section 12b-1 Plans, distribution agreements, and administrative service agreements. All material contracts of each of the Companies are valid, binding and enforceable upon each of the parties thereto in accordance with their respective terms, and there is no default thereunder with respect to any of the Companies and, to the Borrower's knowledge, with respect to parties other than the Companies.

          (v) Investment Companies.  None of the Companies is an "investment
              --------------------
company" registered or required to be registered under the Investment Company Act or under the "control" of an "investment company" as such terms are defined in the Investment Company Act and none of them shall become such an "investment company" or under such "control." Each

Fund that constitutes an "investment company" is in compliance in all material respects with all requirements applicable to an "investment company" under the Investment Company Act.

          (w) Solvency.  Each of the Companies is, and after consummation of
              --------
this Agreement and the other Senior Loan Documents and giving effect to all Indebtedness incurred hereby and thereby and the Liens granted by the Companies in connection herewith will be, Solvent, as determined as of the Closing Date.

          (x) Benefit Arrangements.
              --------------------

              (i) Neither the Borrower nor any member of the ERISA Group sponsors, maintains or otherwise contributes to, or has within the preceding five (5) year period sponsored, maintained or otherwise contributed to, a Defined Benefit Pension Plan or a Multiemployer Plan.

              (ii) The Borrower and each member of the ERISA Group are in compliance in all material respects with any applicable provisions of ERISA with respect to all Benefit Arrangements. There has been no Prohibited Transaction with respect to any Benefit Arrangement, or COBRA Violation, which could result in any material liability of the Borrower or any other member of the ERISA Group. With respect to each Benefit Arrangement that is a defined contribution plan, the Borrower and each member of the ERISA Group (A) have fulfilled in all material respects their obligations under the minimum funding standards of ERISA, if applicable, or contractual obligations to contribute to such plans, and (B) have not had asserted against them any penalty for failure to fulfill the minimum funding requirements of ERISA.

              (iii) To the extent that any Benefit Arrangement is insured, the Borrower and all members of the ERISA Group have paid when due all premiums required to be paid for all periods through and including the Closing Date. To the extent that any Benefit Arrangement is funded other than with insurance, the Borrower and all members of the ERISA Group have made when due all contributions required to be paid for all periods through and including the Closing Date.

          (y) Employment Matters.  Each of the Companies is in compliance with
              ------------------
the Labor Contracts and all applicable federal, state and local labor and employment Laws, including those related to equal employment opportunity and affirmative action, labor relations, minimum wage, overtime, child labor, medical insurance continuation, worker adjustment and relocation notices, immigration controls and worker and unemployment compensation, where the failure to comply would constitute a Material Adverse Change. There are no outstanding grievances, arbitration awards or appeals therefrom arising out of the Labor Contracts or current or threatened strikes, picketing, handbilling or other work stoppages or slowdowns at facilities of the Companies which in any case would constitute a Material Adverse Change.

          (z) Environmental Matters.  The Companies are in material compliance
              ---------------------
with all applicable Environmental Laws and have not received any Environmental Complaint from any Official Body or private person alleging that any of the Companies is a potentially responsible party, and the Borrower has no reason to believe that such an Environmental Complaint might be received.

              (aa)  Existing Business.  The Companies are currently engaged in
                    -----------------
the mutual fund, investment advisory, insurance, retirement plan servicing and financial services business, but with respect to the insurance business, the Companies' activities are limited to the transfer of risk between buyer and underwriter and do not include any participation in underwriting exposure, except as specifically provided in Section 8.2(p)(i) with respect to the Insurance Subsidiaries.

              (bb)  Management.  There has been no material change in the
                    ----------
management personnel of the Companies, taken as a whole, since December 31, 1994.

              (cc)  Broker Fees.  The Companies do not pay any front-end
                    -----------
marketing fees to broker-dealers with respect to a Fund unless the following three (3) conditions are met: (i) any front-end marketing fee does not exceed the back-end fee at the time of the investment in the Fund, (ii) at any time subsequent to the investment in the Fund, the Companies are entitled to receive cumulative Fund Fees which are not less than the front-end marketing fee, and
(iii) within a period not to exceed seven (7) years from the investment in the Fund, the cumulative Fund Fees for such period (excluding any back-end fee) equal or exceed the front-end marketing fee. For purposes of the foregoing sentence, front-end marketing fees and Fund Fees shall be expressed as a percentage of the investment in the Fund. Schedule 6.1(cc) lists (i) all the
                                          ----------------
Funds of the Companies under which front-end marketing fees are paid to broker-dealers, (ii) the amount of front-end marketing fees paid to broker-dealers both on a Dollar basis for the most recent fiscal quarter then ended and as a percentage of the investment in the Fund, (iii) the amount of back-end fees collected by the Companies on a Dollar basis for the most recent fiscal quarter then ended, and (iv) the amount of Fund Fees due the Companies both on a Dollar basis for the most recent fiscal quarter then ended and as a percentage of the investment in the Fund.

          6.2 Updates to Schedules.
              --------------------

          Should any of the information or disclosures provided on any of the Schedules attached hereto become outdated or incorrect in any material respect, the Borrower shall promptly provide the Agent in writing with such revisions or updates to such Schedule as may be necessary or appropriate to update or correct the same; provided, unless any such Schedules have become outdated or incorrect
          --------
in any material and adverse respect, the Borrower may provide such revisions or updates on a quarterly basis at the same time as the Borrower delivers its quarterly compliance certificate in accordance with Section 8.3(d); provided,
                                                                     --------
further, that no Schedule that has become outdated or incorrect in any material
-------
and adverse respect shall be deemed to have been amended, modified or superseded by any such correction or update, nor shall any breach of warranty or representation resulting from the inaccuracy or incompleteness of any such Schedule be deemed to have been cured thereby.

                          7.   CONDITIONS OF LENDING
                               ---------------------

          The obligation of each Bank to make Loans hereunder is subject to the performance by the Borrower of its obligations to be performed hereunder at or prior to making of any such Loans and to the satisfaction of the following further conditions:

          7.1  First Loans.
               -----------

          On the Closing Date:

               (a) The representations and warranties of the Borrower contained in Article 6 shall be true and accurate on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and the Borrower shall have performed and complied with all covenants and conditions hereof; no Event of Default or Potential Default under this Agreement shall have occurred and be continuing or shall exist; and there shall be delivered to the Agent for the benefit of each Bank a certificate of the Borrower, dated the Closing Date and signed by the Chief Executive Officer, President, Chief Financial Officer, Treasurer or Controller of the Borrower, to both such effects.

               (b) There shall be delivered to the Agent for the benefit of each Bank a certificate dated the Closing Date and signed by the Secretary or an Assistant Secretary of each of the Companies, certifying as appropriate as to:

                    (i) all action taken by such Company in connection with this Agreement and the other Senior Loan Documents to which it is a party, as applicable;

                    (ii) the names of the officer or officers authorized to sign this Agreement and the other Senior Loan Documents to which such Company is a party and the true signatures of such officer or officers and, in the case of the Borrower, specifying the Authorized Officers who are authorized to act on behalf of the Borrower for purposes of this Agreement and the true signatures of such officers, on which the Agent and each Bank may conclusively rely; and

                    (iii) copies of its organizational documents, including its declaration of trust or articles of incorporation and bylaws or partnership agreement, as applicable, as in effect on the Closing Date certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of each of the Companies in each state where organized or qualified to do business, provided such certifications of
                                             --------
state officials shall not be required for Federated International Services, Ltd. and Federated International Management, Ltd.

               (c) The Notes, the Intercompany Subordination Agreement, the Pledge Agreement, the Security Agreement, the Intercreditor Agreement and the Proxies shall have been duly executed and delivered to the Agent for the benefit of the Banks, together with all appropriate financing statements, appropriate stock powers and certificates evidencing the Pledged Collateral. With respect to shareholders of the Borrower who are Pledgors, there shall be delivered to the Agent, for the benefit of the Banks, certification of authority and proof of incumbency or identity reasonably satisfactory to the Agent and its counsel of the officer, trustee, custodian or other person executing the Pledge Agreement on behalf of such Pledgor, including signature guarantees in the case of shareholders who are individuals.

               (d) There shall be delivered to the Agent, for the benefit of each Bank, a legal opinion of outside counsel reasonably acceptable to the Agent and its counsel (who may rely on the opinions of such other counsel as may be acceptable to the Agent), dated the Closing Date and in form and substance satisfactory to the Agent and its counsel in substantially the form of Exhibit
                                                                       -------
J.
-

               (e) All legal details and proceedings in connection with the transactions contemplated by this Agreement and the other Senior Loan Documents shall be in form and substance satisfactory to the Banks and counsel for the Banks, and the Banks shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Banks and said counsel, as the Banks or said counsel may reasonably request.

               (f) The Borrower shall pay or cause to be paid, to the extent not previously paid, to the Agent for its own account, all fees payable on or before the Closing Date as set forth in that certain letter dated January 31, 1996 and the costs and expenses for which the Agent is entitled to be reimbursed.

               (g) All material consents required to effectuate the transactions contemplated by the Senior Loan Documents shall have been obtained.

               (h) There shall be no Material Adverse Change in the Historical Statements previously delivered to the Agent since the date of their preparation; since September 30, 1995, there shall be no Material Adverse Change; and there shall be delivered to the Agent, for the benefit of each Bank, a certificate dated the Closing Date and signed by the Chief Executive Officer, President, Chief Financial Officer, Treasurer or Controller of the Borrower to each such effect.

               (i) The making of the Loans shall not contravene any Law applicable to the Borrower or any of the Banks, and the Banks and the Agent shall have received all such certificates and documents in relation thereto as the Banks and the Agent and their respective counsel shall have reasonably requested.

               (j) No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of this Agreement or the consummation of the transactions contemplated hereby or which, in the Agent's sole discretion, would make it inadvisable to consummate the transactions contemplated by this Agreement or any of the other Senior Loan Documents.

               (k) The Borrower shall deliver evidence acceptable to the Agent that adequate insurance in compliance with Section 8.1(c) is in full force and effect and that all premiums then due thereon have been paid, together with a certified copy of the Borrower's casualty insurance policy or policies evidencing coverage satisfactory to the Agent, with additional insured and lender loss payable endorsements in form and substance satisfactory to the Agent and its counsel naming the Agent as additional insured and lender loss payee for the benefit of the Banks.

               (l) The Agent shall have received copies of all lien search results and copies of all filing receipts and acknowledgments issued by any governmental authority to evidence any recordation or filing necessary to perfect the Lien of the Agent for the benefit of the Banks on the Collateral or other satisfactory evidence of such recordation and filing and to evidence that such Lien constitutes a Prior Security Interest in favor of the Agent for the benefit of the Banks.

               (m) The Agent shall have received evidence satisfactory to the Agent and the Banks that on the Closing Date, from the proceeds of the Loans, the Borrower shall have paid to Aetna or Standard Fire the Termination Dividend, FII shall have repurchased the Standard Fire Shares, the closing under the Stock Purchase Agreement shall have occurred simultaneously with the closing hereunder, and, after FII shall have repurchased the Standard Fire Shares, neither Standard Fire nor Aetna shall own legally or beneficially any of the Common Shares or the Preferred Shares or have any options, warrants or other rights outstanding to purchase any Common Shares or Preferred Shares at any time.

          7.2  Each Additional Loan.
               --------------------

          At the time of making any Loans (including conversions or renewals of existing Loans) or issuing any Letters of Credit other than Loans made or Letters of Credit issued on the Closing Date hereunder and after giving effect to the proposed borrowings: the representations and warranties contained in
Article 6 and any certificates delivered by any of the Companies after the Closing Date shall be true on and as of the date of such additional Loan or Letter of Credit with the same effect as though such representations, warranties and certifications had been made on and as of such date (except representations, warranties and certifications which expressly relate solely to an earlier date or time, which representations, warranties and certifications shall be true and correct on and as of the specific dates or times referred to therein or made), and the Borrower shall have performed and complied with all covenants and conditions hereof; no Event of Default or Potential Default shall have occurred and be continuing or shall exist; the making of the Loans shall not contravene any Law applicable to the Borrower or any of the Banks; and the Borrower shall have delivered to the Agent a duly executed and completed Loan Request or application for a Letter of Credit as the case may be.

                                8.   COVENANTS
                                     ---------

          8.1  Affirmative Covenants.
               ---------------------

          The Borrower covenants and agrees that until payment in full of the Loans and interest thereon, satisfaction of all of the Borrower's other obligations hereunder and termination of the Revolving Credit Commitments and the Swing Loan Commitment, it shall, unless otherwise consented to in writing by the Required Banks, comply at all times with the following affirmative covenants:

               (a)  Preservation of Existence, etc. The Borrower shall maintain,
                    ------------------------------
and shall cause each of its Subsidiaries to maintain, its existence and its license or qualification and good standing in each jurisdiction in which its ownership or lease of property or the nature of its business makes such license or qualification necessary, except as otherwise permitted in Section 8.2(j). Notwithstanding the foregoing, the Borrower may be merged with and into FII with FII as the survivor, so long as FII shall expressly assume in writing all of the Borrower's obligations under this Agreement and the other Loan Documents and such transaction would not result in any Material Adverse Change, result in the termination of investment advisory contracts with investment advisory Subsidiaries of the Borrower, or, after the occurrence of an Event of Default, result in the Pledged Collateral, together with the Proxies, being insufficient to give to the Agent on behalf of the Banks or other successors or nominees full voting control of the Borrower and its Subsidiaries in all circumstances; provided the Borrower shall give not less
                                   --------
than thirty (30) days' prior notice to the Banks and deliver to the Agent any documents, including acknowledgments, replacement notes, organizational documents of FII after giving effect to the merger and legal opinions, that the Banks may reasonably request to confirm the foregoing and the continued Prior Security Interest granted under the Senior Loan Documents and the Borrower shall use its best effort to deliver replacement Proxies from holders of at least 50.1% of the issued and outstanding Class B Shares, all of the foregoing in form and substance satisfactory to the Agent and its counsel.

               (b)  Payment of Liabilities, Including Taxes, etc. The Borrower
                    --------------------------------------------
shall pay and discharge, and shall cause each of its Subsidiaries to pay and discharge, all liabilities to which it is subject or which are asserted against it, promptly as and when the same shall become due and payable, including all taxes, assessments and governmental charges upon it or any of its properties, assets, income or profits, prior to the date on which penalties attach thereto, except to the extent that such liabilities, including taxes, assessments or charges, are being contested in good faith and by appropriate and lawful proceedings diligently conducted and for which such reserve or other appropriate provisions, if any, as shall be required by GAAP shall have been made, but only to the extent that failure to discharge any such liabilities would not result in a Material Adverse Change; provided that the Borrower and each of its
                           --------
Subsidiaries will pay all such liabilities forthwith upon the commencement of proceedings to foreclose any Lien which may have attached as security therefor.

               (c)  Maintenance of Insurance.  The Borrower shall insure, and
                    ------------------------
shall cause each of its Subsidiaries to insure, its properties and assets against loss or damage by fire and such other insurable hazards as such assets are commonly insured (including fire, extended coverage, property damage, workers' compensation, public liability and business interruption insurance) and in such amounts as similar properties and assets are insured by prudent companies in similar circumstances carrying on similar businesses, and with reputable and financially sound insurers, including self-insurance to the extent customary, and against public liability for damages and against other risks (including errors and omissions) in amounts normally carried by prudent companies carrying on similar businesses and satisfactory to the Agent, subject to availability of such insurance coverage. The Borrower shall deliver to the Agent (x) on the Closing Date, an original certificate of insurance signed by the Borrower's independent insurance broker describing and certifying as to the existence of the insurance on the Collateral required to be maintained by this Agreement and the other Senior Loan Documents and (y) on an annual basis, a summary schedule indicating all insurance then in force with respect to the Companies. Such policies of insurance shall contain endorsements, in form and substance acceptable to the Agent, which shall (i) specify the Agent as an additional insured or lender loss payee as its interests may appear, as appropriate (other than with respect to fidelity bond, directors and officers and errors and omissions coverage) with the understanding that any obligation imposed upon the insured (including the liability to pay premiums) shall be the sole obligation of the Companies and not that of the Agent, (ii) provide that the interest of the Agent and the Banks shall be insured regardless of any breach or violation by the Companies of any warranties, declarations or conditions contained in such policies or any action or inaction of the Companies or others insured under such policies, (iii) provide a waiver of any right of the insurers to set-off or counterclaim or any other deduction, whether by attachment or otherwise, (iv) provide that any and all rights of subrogation which the insurers may have or acquire shall be, at all times and in all respects, junior and subordinate to the prior payment in full of the Indebtedness hereunder and that no insurer shall exercise or assert any right of subrogation until such time as the Indebtedness hereunder has been paid in full and the Revolving Credit Commitments and the Swing Loan Commitment have terminated, (v) provide, except in the case of public liability insurance and workmen's compensation insurance, that all insurance proceeds for losses of less than $500,000 shall be adjusted with and payable to the applicable Companies for the repair, restoration and/or replacement of the property in respect of which such proceeds were received and that all insurance proceeds for losses of $500,000 or more shall be adjusted with and payable to the Agent for the benefit of the Banks, (vi) include effective waivers by the insurer of all claims for insurance premiums against the Agent, (vii) provide that no cancellation of such policies for non-payment of premium shall be effective until at least ten (10) days after receipt by the Agent of written notice of such cancellation and no cancellation of such policies for any other reason nor any change therein (other than changes in the ordinary course of the insurer's business which will not reduce the monetary amount of such insurance or materially and adversely affect the type of coverage provided by such insurance) shall be effective until at least thirty (30) days after receipt by the Agent of written notice of such cancellation or change, (viii) be primary without right of contribution of any other insurance carried by or on behalf of any additional insureds with respect to their respective interests in the Collateral, and (ix) provide that inasmuch as the policy covers more than one insured, all terms, conditions, insuring agreements and endorsements (except limits of liability) shall operate as if there were a separate policy covering each insured. The Borrower shall notify the Agent promptly of any occurrence causing a material loss or decline in value of the Collateral and the estimated (or actual, if available) amount of such loss or decline. Any monies received by the Agent constituting insurance proceeds may, at the option of the Agent, (i) be applied by the Agent to the payment of the Term Loans in the inverse order of scheduled maturities and then to the Revolving Credit Loans, or (ii) be disbursed to the applicable Company on such terms as are deemed appropriate by the Agent for the repair, restoration and/or replacement of property in respect of which such proceeds were received.

               (d)  Maintenance of Properties and Leases.  The Borrower shall
                    ------------------------------------
maintain, and shall cause each of its Subsidiaries to maintain, in good repair, working order and condition (ordinary wear and tear excepted) in accordance with the general practice of other businesses of similar character and size, all of those properties useful or necessary to its business, and from time to time the Borrower shall make, and shall cause each Subsidiary to make, all appropriate repairs, renewals or replacements thereof.

               (e)  Visitation Rights.  The Borrower shall permit, and shall
                    -----------------
cause each of its Subsidiaries to permit, any of the officers or authorized employees or representatives of any of the Banks to visit and inspect any of its properties and to examine and make excerpts from its books and records and discuss its business affairs, finances and accounts with its officers, all in such reasonable detail and at such reasonable times and as often as any of the Banks may reasonably request, subject to the provisions of Section 11.12, provided that each Bank shall provide the Borrower and the Agent with reasonable
--------
notice prior to any visit or inspection. In the event any Bank desires to visit or inspect any of the Companies as permitted in the preceding sentence, such Bank shall make a reasonable effort to conduct such visit or inspection contemporaneously with any visit or inspection to be performed by the Agent.

               (f)  Keeping of Records and Books of Account.  The Borrower shall
                    ---------------------------------------
maintain and keep, and shall cause each of its Subsidiaries to maintain and keep, proper books of record and account which enable the Borrower and its Subsidiaries to issue financial statements in accordance with GAAP and as otherwise required by applicable Laws of any Official Body having jurisdiction over the Borrower or any Subsidiary, and in which full, true and correct entries shall be made in all material respects of all its dealings and business and financial affairs.

               (g)  Maintenance of Patents, Trademarks, etc.  The Borrower shall
                    ---------------------------------------
maintain, and shall cause each of its Subsidiaries to maintain, in full force and effect, all patents, trademarks, tradenames, copyrights, licenses, franchises, permits and other authorizations necessary for the ownership and operation of its properties and business if the failure so to maintain the same would constitute a Material Adverse Change.

               (h)  Benefit Arrangements.  The Borrower shall, and shall cause
                    --------------------
each member of the ERISA Group to, comply with ERISA, the Internal Revenue Code and other applicable Laws applicable to Benefit Arrangements except where such failure, alone or in conjunction with any other failure, would not result in a Material Adverse Change. Without limiting the generality of the foregoing, the Borrower shall cause Benefit Arrangements which are defined contribution plans maintained by the Borrower or any member of the ERISA Group to be funded in accordance with the minimum funding requirements of ERISA and shall make, and cause each member of the ERISA Group to make, in a timely manner, all contributions due to Benefit Arrangements.

               (i)  Compliance with Laws.  The Borrower shall comply, and shall
                    --------------------
cause each of its Subsidiaries to comply, with all applicable Laws, including all Environmental Laws, in all respects, including the Investment Company Act, provided that it shall not be deemed to be a violation of this Section 8.1(i) as
--------
the result of any failure to comply with any Law if such failure to comply would not result in fines, penalties, other similar liabilities or injunctive relief which in the aggregate would constitute a Material Adverse Change.

               (j)  Ownership of Subsidiaries.  The Borrower shall keep and
                    -------------------------
maintain 100% ownership and control of each of its Subsidiaries, except (i) Passport (in which event control shall be maintained and the percentage of ownership of at least 50.1% shall be maintained), (ii) Subsidiaries which are less than wholly owned and which may be created or acquired in the future pursuant to Section 8.2(h)(iii), and (iii) as otherwise permitted in Section 8.2(j).

               (k)  Use of Proceeds.  The Borrower will use the proceeds of the
                    ---------------
Loans only for lawful purposes in accordance with the second recital clause and
Section 6.1(j) and such uses shall not contravene any applicable Law, including the Investment Company Act, or any other provision hereof.

               (l)  New Subsidiaries.  The Borrower shall pledge, and shall
                    ----------------
cause each of its Subsidiaries as applicable to pledge, to the Agent for the benefit of the Banks, the shares of any Subsidiaries hereafter created or acquired by any of the Companies, and shall cause each such Subsidiary to enter into the Intercompany Subordination Agreement and (other than registered investment adviser or broker-dealer Subsidiaries) the Security Agreement and shall cause to be delivered a legal opinion of such outside counsel reasonably acceptable to the Agent and its counsel in form and substance satisfactory to the Agent and its counsel as to the matters set forth on Exhibit K.
                                                         ---------

               (m)  Further Assurances.  The Borrower shall faithfully
                    ------------------
preserve and protect, and shall cause each of its Subsidiaries to faithfully preserve and protect, from time to time, at its expense, the Agent's Lien on and Prior Security Interest in the Collateral as a continuing first priority perfected Lien under the Uniform Commercial Code, subject only to Permitted Liens, and shall do, and shall cause each of its Subsidiaries as applicable to do, such other acts as the Agent in its sole discretion may deem necessary or advisable from time to time in order to preserve, perfect and protect the Liens granted under the Senior Loan Documents and to exercise and enforce its rights and remedies thereunder with respect to the Collateral.

               (n)  Travel Policy.  The Borrower shall maintain a policy
                    -------------
limiting group travel by airplane by the Management Shareholders.

               (o)  Interest Rate Protection Agreement.  Within the earlier of
                    ----------------------------------
(i) June 30, 1996, and (ii) thirty (30) days after the issuance of the Senior Notes, the Borrower shall purchase an interest rate protection agreement reasonably acceptable to the Agent, on a principal amount of not less than the amount of the Term Loans outstanding at the date of the execution of the interest rate protection agreement.

          8.2  Negative Covenants.
               ------------------

          The Borrower covenants and agrees that until payment in full of the Loans and interest thereon, satisfaction of all of the Borrower's other obligations hereunder and termination of the Revolving Credit Commitments and the Swing Loan Commitment, it shall, unless otherwise consented to in writing by the Required Banks, comply with the following negative covenants:

               (a)  Minimum Debt Service Coverage Ratio.  The Borrower shall
                    -----------------------------------
permit the Debt Service Coverage Ratio as of the end of each fiscal quarter for the four (4) fiscal quarters then ended to be less than 1.25 to 1.0.

               (b)  Minimum Interest Coverage Ratio.  The Borrower shall not
                    -------------------------------
permit the ratio of Cash Flow from Operations to consolidated interest expense of the Borrower and its Consolidated Subsidiaries as of the end of each fiscal quarter for the four (4) fiscal quarters then ended to be less than the ratio set forth below for the periods specified below:

                      Period                          Ratio
                      ------                          -----
               Fiscal Years 1996 and 1997           3.5 to 1.0
               Thereafter                           4.0 to 1.0

               (c)  Maximum Leverage Ratio. The Borrower shall not permit the
                    ----------------------
Leverage Ratio as of the end of each fiscal quarter beginning with the fiscal quarter ended June 30, 1996 to exceed the ratio set forth below for the periods specified below:

                      Period                          Ratio
                      ------                          -----
               Fiscal Year 1996                     4.0 to 1.0
               Fiscal Year 1997                     3.5 to 1.0
               Fiscal Year 1998                     3.0 to 1.0
               Thereafter                           2.5 to 1.0

               (d)  Broker Fees.  The Borrower shall not, and shall not permit
                    -----------
any of its Subsidiaries to, pay front-end marketing fees to broker-dealers with respect to a Fund unless the following three (3) conditions are met: (i) any front-end marketing fee shall not exceed the back-end fee at the time of the investment in the Fund, (ii) at any time subsequent to the investment in the Fund, the Companies shall have been entitled to receive cumulative Fund Fees which are not less than the front-end marketing fee, and (iii) within a period not to exceed seven (7) years from the investment in the Fund, the cumulative Fund Fees for such period (excluding any back-end fee) shall equal or exceed the front-end marketing fee. For purposes of this Section 8.2(d), front-end marketing fees and Fund Fees shall be expressed as a percentage of the investment in the Fund.

               (e)  Indebtedness.  The Borrower shall not, and shall not
                    ------------
permit any of its Subsidiaries to, at any time create, incur, assume or suffer to exist any Indebtedness, except:

                    (i)   Indebtedness under the Senior Loan Documents;

                    (ii) (A) Indebtedness under the Subordinated Loan Documents and (B) any senior secured Indebtedness in an amount not to exceed (1) $75,000,000 or (2) if all of the Indebtedness under the Subordinated Loan Documents is repaid with proceeds of such financing, $100,000,000 (the "Senior
                                                                        ------
Notes"); provided that the terms of such Senior Notes shall be no  more
-----    --------
restrictive to the Borrower than the terms of this Agreement as determined by the Agent, the amortization and final maturity of the Senior Notes shall be acceptable to the Agent and the Intercreditor Agreement (Senior Notes) shall be executed and delivered to the Agent on behalf of the Banks prior to the closing of the Senior Notes.

                    (iii) capitalized leases as and to the extent permitted under Section 8.2(o);

                    (iv)  existing Indebtedness as set forth on Schedule 8.2(e)
                                                                ---------------
(including any extensions or renewals thereof, provided there is no increase in
                                               --------
the principal amount thereof as of the Closing Date unless otherwise specified on Schedule 8.2(e));
   ---------------

                    (v) intercompany Indebtedness which is subordinated to the Loans pursuant to the Intercompany Subordination Agreement, provided that
                                                            --------
regardless of whether the intercompany Indebtedness would be subordinated to the Loans pursuant to the Intercompany Subordination Agreement, no intercompany loans (other than Limited Investments to the extent permitted by Section 8.2(h)(ii)) may be made to the Insurance Subsidiaries;

                    (vi) any short-term Indebtedness under securities clearing arrangements, secured by marketable securities and related cash balances with customary loan-to-value ratios; or

                    (vii) Indebtedness representing all or a portion of the Permitted Acquisition Payment.

               (f)  Liens.  The Borrower shall not, and shall not permit any
                    -----
of its Subsidiaries to, at any time create, incur, assume or suffer to exist any Lien on any of its property or assets, tangible or intangible, now owned or hereafter acquired, or agree to become liable to do so, except Permitted Liens.

               (g)  Guaranties.  The Borrower shall not, and shall not permit
                    ----------
any of its Subsidiaries to, at any time directly or indirectly, become or be liable in respect of any Guaranty, or assume, guaranty, become surety for, endorse or otherwise agree, become or remain directly or contingently liable upon or with respect to any obligation or liability of any other person, except for the Liens granted under the Senior Loan Documents, the ICI Contingency subject to increase up to the amount specified in Schedule 8.2(e) and the
                                                  ---------------
guarantee by the Companies of obligations of the Subsidiaries of the Borrower (other than Passport or any other Subsidiary which is not wholly owned) to third parties, which obligations are incurred in the ordinary course of such Subsidiaries' business consistent with industry practice and not otherwise forbidden by this Agreement; provided that, except for Limited Investments, in
                             --------
no event shall the Borrower or its Subsidiaries become or be liable in respect of any Guaranty, or assume, guarantee, become surety for, endorse or otherwise agree, become or remain directly or contingently liable upon or with respect to any obligation or liability of the Limited Purpose Subsidiaries.

               (h)  Loans and Investments.  The Borrower shall not, and shall
                    ---------------------
not permit any of its Subsidiaries to, at any time make or suffer to remain outstanding any loan or advance to, or purchase, acquire or own any stock, bonds, notes or securities of, or any partnership interest (whether general or limited) in, or any other investment or interest in, or make any capital contribution to, any other person, or agree, become or remain liable to do any of the foregoing, except:

                    (i)    loans and investments as set forth on Schedule 8.2(h)
                                                                 ---------------
(including any extensions or renewals thereof, provided there is no increase in
                                                -------
the principal amount thereof as of the Closing Date unless otherwise specified on Schedule 8.2(h));
   ----------------

                    (ii) investments in wholly owned Subsidiaries existing on the date hereof and wholly owned Subsidiaries hereafter created or acquired, provided all the shares of such Subsidiaries shall be pledged to the Agent for
--------
the benefit of the Banks under the Pledge Agreement and each such Subsidiary shall comply with the requirements of Section 8.1(l), provided, further, that
                                                      --------  -------
notwithstanding the foregoing, only Limited Investments not greater than $1,000,000 in the aggregate shall be permitted to be made by the Companies in the Insurance Subsidiaries;

                    (iii) investments in (A) Subsidiaries other than Passport, which are less than wholly owned, but over which the Borrower maintains control, and (B) corporate entities in which the Borrower does not maintain control but for which none of the Companies has any liability greater than its initial investment in such entity and where the activities in which such entity engages are consistent with the activities set forth in Section 6.1(aa), provided, that
                                                                 --------
(1) the investments permitted by clauses (A) or (B) of this Section 8.2(h)(iii), together with any other acquisitions permitted under Section 8.2(j)(iii), shall not exceed the Permitted Acquisition Payment, (2) the stock of any such Subsidiary or corporate entity which is owned by the Borrower or another Subsidiary shall be pledged to the Agent for the benefit of the Banks under the Pledge Agreement and each such Subsidiary or corporate entity shall comply with the requirements of Section 8.1(l) as if such Section applied to all corporate entities in which the Borrower or a Subsidiary invests as well as to Subsidiaries (other than the requirement to join the Security Agreement), and
(3) no investments in the Insurance Subsidiaries shall be permitted under this clause (iii) of Section 8.2(h), since the last proviso in clause (ii) of Section 8.2(h) shall govern all investments in the Insurance Subsidiaries;

                    (iv) intercompany loans which are subordinated to the Loans pursuant to the Intercompany Subordination Agreement, provided that
                                                            --------
regardless of whether the intercompany loans would be subordinated to the Loans pursuant to the Intercompany Subordination Agreement, no intercompany loans (other than Limited Investments to the extent permitted by Section 8.2(h)(ii)) shall be made to the Insurance Subsidiaries.

                    (v) trade credit extended, and loans and advances extended to subcontractors or suppliers, under usual and customary terms in the ordinary course of business;

                    (vi) advances to employees to meet expenses incurred by such employees in the ordinary course of business;

                    (vii)  Permitted Investments;

                    (viii) loans, advances and investments in Subsidiaries existing on the date hereof;

                    (ix) Limited Investments in the Special Purpose Subsidiaries so long as the Limited Investments in all Special Purpose Subsidiaries do not exceed $500,000 in the aggregate; and

                    (x) loans by the Borrower or a Subsidiary of the Borrower to First Data Investor Services, Inc. (or any subsidiary thereof) in an amount not to exceed $3,000,000 in the aggregate to finance front-end broker fees, provided that such loans are unconditionally guaranteed by Fleet Financial
--------
Group, Inc. (or any subsidiary thereof acceptable to the Agent and the Banks) pursuant to a Guaranty and Suretyship Agreement in form and substance acceptable to the Agent and the Banks.

               (i)  Dividends and Related Distributions.  The Borrower shall
                    -----------------------------------
not make or pay, or agree to become or remain liable to make or pay, any dividend or other distribution of any nature (whether in cash, property, securities or otherwise) on account of or in respect of any shares of the capital stock of the Borrower (including the Preferred Shares and the Common Shares), or on account of the purchase, redemption, retirement or acquisition of any shares of the capital stock (or warrants, options or rights therefor) of the Borrower, nor permit any such action to be taken indirectly by any of its Subsidiaries, except:

                    (i)   the Termination Dividend;

                    (ii) so long as no Event of Default or Potential Default has occurred and is continuing, the Borrower may repurchase not in excess (i) in fiscal year 1996, $24,420,000 of the Unpledged Shares (other than the Restricted Stock); (ii) in fiscal year 1997 and in each fiscal year thereafter during the term of this Agreement, $2,000,000 of the Unpledged Shares (other than the Restricted Stock) and, (iii) during the term of this Agreement, $1,000,000 of Restricted Stock; and at any time, the Borrower may repurchase up to $1,900,000 of the Unpledged Shares held by Mellon Bank, N.A., as trustee of the Westinghouse Electric Corporation Master Trust Agreement for the Westinghouse Pension Plan, or any successor trustee;

                    (iii) Passport or any other Subsidiary which is less than wholly owned may make distributions as permitted under its organizational documents; and

                    (iv) during the Borrower's fiscal year 1996 and thereafter, so long as (A) no Event of Default or Potential Default has occurred and is continuing, and (B) the Borrower is in compliance with Section 8.2(a), in the case of both clauses (A) and (B) after giving effect to any such dividend payment, the Borrower may make dividend payments with respect to the Common Shares in any fiscal year in an amount not to exceed $5,000,000.

               (j)  Liquidations, Mergers, Consolidations and Acquisitions.  The
                    ------------------------------------------------------
Borrower shall not, and shall not permit any of its Subsidiaries to, dissolve or liquidate or wind-up its affairs, or become a party to any merger or consolidation, or acquire by purchase, lease or otherwise all or substantially all of the assets or capital stock of any other person, except:

                    (i) the merger of the Borrower with and into FII in accordance with Section 8.1(a);

                    (ii) any Grantor (other than the Borrower or the Insurance Subsidiaries) may liquidate into, merge or consolidate with a wholly owned Grantor (other than the Borrower and the Insurance Subsidiaries) and any wholly owned Subsidiary which is not a Grantor may liquidate into, merge or consolidate with a wholly owned Subsidiary which is not a Grantor; and

                    (iii) the Borrower or another Pledged Subsidiary may effect an acquisition of the capital stock or assets (tangible or intangible) of another person or persons, so long as (A) such person is a company which engages in the mutual fund, investment advisory, insurance, retirement plan servicing or financial services business, (B) if such person is a public company, the acquisition is not hostile and (C) after giving effect to such acquisition, no Event of Default or Potential Default shall exist or be continuing and prior to the consummation of such acquisition, the Borrower shall have provided to the Agent and the Banks pro forma financial statements for the Borrower and the Consolidated Subsidiaries, after giving effect to such acquisition, demonstrating such compliance; provided, that the cash purchase price (including
                               --------
liabilities assumed) for any such acquisition or series of acquisitions shall not exceed in the aggregate through the Revolving Credit Expiration Date and Term Loan Maturity Date $40,000,000 (the "Permitted Acquisition Payment"),
                                          -----------------------------
provided, further, that the foregoing dollar limitation shall not apply to
--------  -------
acquisitions in which the only assets being acquired are the right of one or more of the Companies to receive Fund Fees and any related contract rights, covenants not to compete, goodwill or other intangibles so long as (i) any mutual fund generating the Fund Fees which are being acquired ("Target Fund") is merged into an existing fund, (ii) the composition of the board of directors of any Target Fund is identical to the board of directors of an existing Fund, or
(iii) one or more of the Companies has entered into a servicing contract with the Target Fund and such contract or related contracts contain make-whole provisions upon early termination reasonably acceptable to the Agent.

               (k)  Dispositions of Assets or Subsidiaries.  The Borrower shall
                    --------------------------------------
not, and shall not permit any of its Subsidiaries to, sell, convey, assign, lease, abandon or otherwise transfer or dispose of, voluntarily or involuntarily, any of its properties or assets, tangible or intangible (including sale, assignment, discount or other disposition of accounts, contract rights, chattel paper, equipment or general intangibles with or without recourse or of capital stock, shares of beneficial interest or partnership interests of a Subsidiary), except:

                    (i) any sale, transfer or lease of assets by any wholly owned Subsidiary (other than the Insurance Subsidiaries) to any other wholly owned Grantor (other than the Borrower or the Insurance Subsidiaries) and any sale or assignment of Designated Assets by a Subsidiary of the Borrower to a Special Purpose Subsidiary, in connection with a securitization or other receivables sale transaction so long as such transaction is non-recourse to any Subsidiary of the Borrower or any Special Purpose Subsidiary (except for customary recourse provisions);

                    (ii) any sale, transfer or lease of assets which are no longer necessary or required in the conduct of the Borrower's or any Subsidiary's business resulting in after-tax proceeds (net of reasonable and customary expenses in connection with such sale, transfer or lease) not exceeding in the aggregate $1,000,000 in any fiscal year;

                    (iii) any sale, transfer or lease of assets in the ordinary course of business which are replaced by substitute assets acquired or leased within the parameters of Sections 8.2(n) and (o), provided such substitute
                                                  --------
assets are subject to the Banks' Prior Security Interest; and

                    (iv) any sale, transfer or lease of assets, other than those specifically excepted pursuant to clauses (i) through (iii) above, which is approved by the Required Banks and so long as a mandatory prepayment of the Term Loans is made in accordance with Section 3.4.

               (l)  Self-Dealing.  The Borrower shall not, and shall not
                    ------------
permit any of its Subsidiaries to, enter into or carry out any transaction (including purchasing property or services from or selling property or services to any Affiliate or other person) except upon arm's-length terms and conditions or as permitted in Section 8.2(u) or the Shareholder Rights Agreement and in accordance with all applicable Law (including the Investment Company Act).

               (m)  Benefit Arrangements.  The Borrower shall not, and shall not
                    --------------------
permit any of its Subsidiaries or member of the ERISA Group to:

                    (i) fail to satisfy the minimum funding requirements of ERISA and the Internal Revenue Code with respect to any Benefit Arrangement which is a money purchase pension plan;

                    (ii) request a minimum funding waiver from the IRS with respect to any Benefit Arrangement which is a money purchase pension plan;

                    (iii) engage in a Prohibited Transaction with any Benefit Arrangement which, alone or in conjunction with any other circumstances or set of circumstances resulting in liability under ERISA, would constitute a Material Adverse Change;

                    (iv) commit a COBRA Violation which would constitute a Material Adverse Change;

                    (v) fail to give any and all notices and make all disclosures and governmental filings required under ERISA or the Internal Revenue Code, where such failure is likely to result in a Material Adverse Change; or

                    (vi) adopt a Defined Benefit Pension Plan or adopt, or otherwise agree to contribute to, a Multiemployer Plan or a Multiple Employer Plan, provided that members of the Controlled Group other than the Companies
      --------
may incur obligations under Defined Benefit Pension Plans so long as the total "benefit liabilities" as defined in Section 4001(a)(16) of ERISA under such Defined Benefit Pension Plans do not at any time exceed $1,000,000.

               (n)  Leases.  The Borrower shall not, and shall not permit any
                    ------
of its Subsidiaries to, rent or lease real or personal property of any other person, except under usual and customary terms and in the ordinary course of business; provided the aggregate rent payable
--------

(whether fixed or contingent) under all leases of the Companies (excluding capitalized leases and rent payable under the leases for the Companies' premises) in any fiscal year shall not exceed $10,000,000.

               (o)  Capital Expenditures.  The Borrower shall not, and shall not
                    --------------------
permit any of its Subsidiaries to, make any payment in any fiscal year on account of the purchase or lease of any assets which if purchased would constitute fixed assets or which if leased would constitute a capitalized lease, exceeding in the aggregate $15,000,000 (net of any related cash reimbursements from third parties) in any fiscal year .

               (p)  Continuation of or Change in Business.  The enterprises
                    -------------------------------------
represented by the Companies taken as a whole shall continue to engage in their respective businesses substantially as conducted and operated by the Companies during the present fiscal year, and the Borrower shall not permit any material change in such businesses (i.e., the mutual fund, investment advisory, insurance, retirement plan servicing and financial services business, and the business of Federated Bank, as such businesses now exist or may exist in the future), either directly or indirectly (including by means of loans and investments), and any change must be in accordance with all applicable Law (including the Investment Company Act); provided, that
                                        --------

                    (i) with respect to the insurance business, the activities of the Companies shall be limited to the transfer of risk between buyer and underwriter and shall not include any participation in underwriting exposure; provided that the Insurance Subsidiaries may participate in underwriting
--------
by reinsuring property and casualty and errors and omissions products of any insurance company rated A or better by Standard & Poor's or Moody's Investors Service so long as

                          (A) the Limited Investments in the Insurance Subsidiaries by the Companies are not greater than $1,000,000 in the aggregate;

                          (B) each Insurance Subsidiary shall at all times remain an Irish corporation, business trust or other entity or a corporation, business trust or other entity organized under the laws of another foreign jurisdiction acceptable to the Agent in its sole discretion; and

                          (C) each Insurance Subsidiary shall purchase per occurrence and aggregate excess of loss insurance to protect such Insurance Subsidiary from individual losses and aggregate losses in each case for all losses above the amount of the Limited Investments in such Insurance Subsidiary and shall provide evidence in form satisfactory to the Agent of such insurance coverage to the Agent promptly upon obtaining such insurance coverage;

                    (ii) the only activities in which the Special Purpose Subsidiaries shall be permitted to engage are to finance broker commissions with respect to the sale of proprietary or private label mutual funds administered or distributed by the Companies and to hold stock of other Special Purpose Subsidiaries, provided
              --------

                          (A) the Special Purpose Subsidiaries shall not enter into any agreements which permit any cross-defaults with any of the Senior Loan Documents and

                          (B) the Limited Investments in the Special Purpose Subsidiaries by the Companies are not greater than $500,000 in the aggregate;

                    (iii) the Borrower shall cause the Insurance Subsidiaries and the Special Purpose Subsidiaries to use every reasonable and practicable means to assure that all persons having dealings with the Insurance Subsidiaries or the Special Purpose Subsidiaries shall be informed that the property of the Companies (other than in the case of an Insurance Subsidiary, the applicable Insurance Subsidiary) or the shareholders, officers or other agents of the Companies (other than in the case of an Insurance Subsidiary, the applicable Insurance Subsidiary) shall not be subject to claims against or obligations of the Insurance Subsidiaries or the Special Purpose Subsidiaries to any extent whatsoever. The Borrower shall cause the Insurance Subsidiaries and the Special Purpose Subsidiaries to insert in any material written agreement, undertaking or obligation made or issued on behalf of the Insurance Subsidiaries or the Special Purpose Subsidiaries that none of the Companies (other than in the case of an Insurance Subsidiary, the applicable Insurance Subsidiary) or shareholders, officers or other agents of any of the Companies (other than in the case of an Insurance Subsidiary, the applicable Insurance Subsidiary) shall be liable thereunder, and that the other parties to such instruments shall look solely to the assets of the applicable Insurance Subsidiary or the Special Purpose Subsidiary for the payment of any claim thereunder for the performance thereof; and

                    (iv) the Borrower, FII, FII Holdings, Inc., Federated Services Company and FS Holdings, Inc. shall not become registered as investment advisers or broker-dealers.

               (q)  Changes in Subordinated Loan Documents.  The Borrower shall
                    --------------------------------------
not amend or modify any provisions of the Subordinated Loan Documents, or directly or indirectly make, or permit any Subsidiary to make, any payment on the Senior Subordinated Term Notes which in either case would violate the provisions of the Intercreditor Agreement.

               (r)  Senior Subordinated Term Notes Payments.  The Borrower shall
                    ---------------------------------------
not directly or indirectly make, or permit any of its Subsidiaries to make, any payment on the Senior Subordinated Term Notes except (i) regularly scheduled interest and principal payments; and (ii) prepayment in full of the Senior Subordinated Term Notes (A) within one hundred twenty (120) days of the Closing Date or (B) in connection with the issuance of the Senior Notes; provided that
                                                                 --------
no payments under this Section 8.2(r) on the Senior Subordinated Term Notes shall be made if an Event of Default or Potential Default exists or such payment would cause an Event of Default or Potential Default.

               (s)  Changes in Other Documents.  The Borrower shall not amend or
                    --------------------------
modify any provisions of the Shareholder Rights Agreements, the Stock Purchase Agreement, the Declaration of Trust or, after the merger of the Borrower into FII, the organizational documents (including Articles of Incorporation and Bylaws) of FII, or, after the issuance of the

Senior Notes, the Senior Notes or any related agreement, document or instrument, without providing at least fifteen (15) Business Days' prior written notice to the Agent and, in the event such change would be adverse to the Banks as determined by the Agent in its sole discretion, obtaining the prior written consent of the Required Banks.

          (t) Intercompany Transactions.  The Borrower shall not permit there to
              -------------------------
be any restriction on the dividends payable by its Subsidiaries except as otherwise required by Law. The Borrower shall not permit there to be any intercompany debt owing by the Borrower to its Subsidiaries unless such debt is subordinated to the Loans pursuant to the Intercompany Subordination Agreement. No existing business or assets of the Companies shall be transferred or otherwise diverted to or used for the benefit of Subsidiaries which are not wholly owned except with respect to continuation of Passport's business, and any Subsidiaries which are not wholly owned may only be used in connection with generating new business opportunities (whether in existing areas of business or otherwise), subject to the provisions of Section 82(p).

          (u) Change in Ownership.  The Borrower shall not permit any change in
              -------------------
the ownership of the Borrower (including by means of a public offering initiated by the Borrower), except:

              (i) the issuance of up to 515,500 stock options for Class B Shares to the holders of stock appreciation rights under the Federated Investors Stock Appreciation Rights Plans for 1994 and 1995 and, after the Closing Date, the issuance of up to an aggregate of 2,000,000 Class B Shares (adjusted from time to time to reflect any stock splits, stock dividends, reorganizations or similar events) to the Profit-Sharing Trust or employees under the Profit-Sharing Trust, stock options, an ESOP or other employee stock arrangements;

              (ii) the issuance of Class B Shares or Preferred Shares in connection with investments or acquisitions permitted under Sections 82()() or 82 ()();

              (iii) transfers of the Pledged Shares may be made among the Management Shareholders, the Management-Related Shareholders and their family and affiliates, so long as the transfer is subject to the Pledge Agreement;

              (iv) the issuance of Class B Shares or Preferred Shares by the Borrower in connection with a public offering (subject to compliance with any other applicable section of this Agreement including Section 3.4(c))or transfers of the Unpledged Shares (whether or not in a public offering) may be made by any holder of the Unpledged Shares without restriction, so long as the Management Shareholders, the Management-Related Shareholders, the Profit-Sharing Trust, employees of the Borrower or its Subsidiaries and the family and affiliates of the foregoing hold, in the aggregate, until any IPO, at least 5,000,000 of the outstanding Class B Shares (adjusted from time to time to reflect any stock splits, stock dividends, reorganizations or similar events) and, after any IPO, at least 4,000,000 of the outstanding Class B Shares (adjusted from time to time to reflect any stock splits, stock dividends, reorganizations or similar events);

              (v) notwithstanding the provisions of this Section 82(u), the Borrower shall not take any action or permit any action to be taken which would result in

(A) less than all of the Class A Shares continuing to be pledged at all times to the Agent under the Pledge Agreement, (B) at any time prior to an IPO, less than 50.1% of the Class B Shares being subject to a valid Proxy, or (C) at any time prior to an IPO, including after conversion of the Series A Preferred Shares or exercise any options, in the Agent on behalf of the Banks, after the occurrence of an Event of Default, not having full voting control of the Companies in all circumstances, including without limitation, those circumstances in which the holders of the Class B Shares or deemed holders of Class B Shares are entitled to vote.

          (v) Change in Management.  The Borrower shall not permit any material
              --------------------
change in the management of the Borrower. For purposes of the foregoing, "material change" shall mean a cessation of employment of a majority of the Management Shareholders (other than those whose employment ceases due to death, disability or retirement after age 65).

          (w) Fiscal Year and Accounting Methods.  The Borrower shall not, and
              ----------------------------------
shall not permit any of its Subsidiaries to, (i) change its fiscal year from the twelve (12) month period beginning January 1 and ending December 31 or (ii) change from the accrual method of accounting.

     8.3  Reporting Requirements.
          ----------------------

     The Borrower covenants and agrees that until payment in full of the Loans and interest thereon, satisfaction of all of the Borrower's other obligations hereunder and termination of the Revolving Credit Commitments and the Swing Loan Commitment, it will furnish or cause to be furnished to the Agent and each of the Banks:

          (a) Monthly Financial Statements.  As soon as available and in any
              ----------------------------
case within forty-five (45) days after the end of each month, its operations report, including, at a minimum, assets under management by the Borrower and its Consolidated Subsidiaries, and consolidated financial statements of the Borrower and its Consolidated Subsidiaries, consisting of a consolidated balance sheet as of the end of such month and related consolidated statements of operations for the month then ended and the fiscal year to date, all in reasonable detail.

          (b) Quarterly Financial Statements.  As soon as available and in any
              ------------------------------
event within forty-five (45) days after the end of each fiscal quarter in each fiscal year, its operations report, including, at a minimum, consolidated financial statements of the Borrower and its Consolidated Subsidiaries consisting of a consolidated balance sheet as of the end of such fiscal quarter and related consolidated statement of operations, retained earnings and cash flows for the fiscal quarter then ended and the fiscal year through that date, all in reasonable detail and certified (subject to normal year-end audit adjustments) by the Chief Executive Officer, President, Chief Financial Officer, Treasurer or Controller of the Borrower as having been prepared in accordance with GAAP, consistently applied, and setting forth in comparative form the respective financial statements for the corresponding date and periods in the previous fiscal year.

          (c) Annual Financial Statements.  As soon as available and in any
              ---------------------------
event within ninety (90) days after the end of each fiscal year of the Borrower, financial statements of the Borrower and its Consolidated Subsidiaries consisting of consolidated and consolidating balance sheets as of the end of such fiscal year, and related consolidated and consolidating statement of operations, consolidated stockholders' equity, consolidated statement of retained earnings and consolidated statement of cash flow for the fiscal year then ended, all in reasonable detail and setting forth in comparative form the financial statements as of the end of and for the preceding fiscal year, and (in the case of the consolidated financial statements only) certified by KPMG Peat Marwick or another independent certified public accountant of nationally recognized standing satisfactory to the Required Banks. The certificate or report of accountants shall be free of qualifications (other than (A) any consistency qualification, or (B) any qualification relating to an inconsistency with GAAP, that may result from a change in the method used to prepare Borrower's financial statements as to which such accountants concur) and shall not indicate the occurrence or existence of any event, condition or contingency which would materially impair the prospect of payment or performance of any covenant, agreement or duty of the Borrower under any of the Senior Loan Documents, together with a letter of such accountants substantially to the effect that based upon their ordinary and customary examination of the affairs of the Borrower, performed in connection with the preparation of such consolidated financial statements, and in accordance with generally accepted auditing standards, they are not aware of the existence of any condition or event which constitutes or would, upon notice or lapse of time, or both, constitute an Event of Default or, if they are aware of such condition or event, stating the nature thereof and confirming the Borrower's calculations with respect to the certificate to be delivered pursuant to Section 83() with respect to such financial statements.

          (d) Certificate of the Borrower.  Concurrently with the financial
              ---------------------------
statements of the Borrower furnished to the Agent and to the Banks pursuant to Sections 8.3(b) and 8.3(c), a certificate of the Borrower signed by the Chief Executive Officer, President, Chief Financial Officer, Treasurer or Controller of the Borrower, in the form of Exhibit L, to the effect that, except as
                                ---------
described pursuant to Section 83(), (i) the representations and warranties of the Borrower contained in Article 6 and any certifications delivered by any of the Companies after the Closing Date are true on and as of the date of such certificate with the same effect as though such representations, warranties and certifications had been made on and as of such date (except representations, warranties and certifications which expressly relate solely to an earlier date or time) and the Borrower has performed and complied with all covenants and conditions hereof, (ii) no Event of Default or Potential Default exists and is continuing on the date of such certificate and (iii) containing calculations in sufficient detail to demonstrate the Leverage Ratio and compliance as of the date of the financial statements with the covenants contained in Sections 2.5, 3.4(b), (c) and (d), 8.1(l) and 8.2(a), (b), (c), (h), (i), (j), (k), (n), (o),
(u) and (v). The certificate delivered with the annual financial statements pursuant to Section 83() shall include a determination in reasonable detail of the amount of any Excess Cash Flow and the amount of any Mandatory Prepayment of Excess Cash Flow applicable to such fiscal year pursuant to Section 3.4(a).

          (e) Notice of Default.  Promptly after the Borrower has learned of the
              -----------------
occurrence of an Event of Default, Potential Default or Material Adverse Change, a certificate signed by the Borrower's Chief Executive Officer, President, Chief Financial Officer, Treasurer or Controller setting forth the details of such Event of Default, Potential Default or Material Adverse Change and the action which the Borrower proposes to take with respect thereto.

          (f) Notice of Litigation.  Promptly after the commencement thereof,
              --------------------
notice of all actions, suits, proceedings or investigations before or by any Official Body or any other person against any of the Companies or any of the Funds or which relates to the Collateral, involves a claim or series of claims of $1,000,000 or more or which if adversely determined would constitute a Material Adverse Change.

          (g) Certain Events.  Written notice to the Agent of (i) any sale or
              --------------
other transfer of assets as permitted under subsections (i), (ii), (iii) or (iv) of Section 82(), (ii) any merger, acquisition, consolidation or liquidation permitted under Section 82(), (iii) any change in the ownership or management of the Borrower permitted under Section 82() or (), (iv) the creation or acquisition of any new Subsidiaries or investment in any other corporate entity, such notice to be delivered to the Agent within five (5) Business Days after occurrence of such event or consummation of such transaction(s), and in the case of the creation or acquisition of a new Subsidiary or investment in any other corporate entity, accompanied by the items specified in Section 81() to be delivered within thirty (30) calendar days after the creation or acquisition of a new Subsidiary or investment in any other corporate entity, and (v) any amendment to the declaration of trust, certificate or articles of incorporation, bylaws, partnership agreement or other organizational documents of any of the Companies or the use by any of the Companies of any fictitious name, it being understood that any such amendments require at least ten (10) Business Days' prior notice to the Agent and may in some cases, including any amendment to the Declaration of Trust of the Borrower which the Agent has determined would be adverse to the Banks pursuant to Section 82(), require the prior written consent of the Required Banks.

          (h) Other Notices, Reports and Information.  At the same time sent or
              --------------------------------------
provided to WCC, its successors or assigns under the Subordinated Loan Documents or the holders of the Senior Notes under the Senior Notes and related documents, all notices and reports provided under the Subordinated Loan Documents and Senior Notes and related documents (unless already provided pursuant to any other provision of this Section 83). Promptly upon their becoming available to the Borrower, (i) the annual budget of the Companies, to be supplied not later than fifteen (15) days prior to commencement of the fiscal year to which it is applicable, (ii) any reports including management letters submitted to any of the Companies by independent accountants in connection with any annual, interim or special audit, (iii) any reports, or notices distributed by any of the Companies to its shareholders on a date no later than the date supplied to the shareholders, (iv) upon request, periodic reports filed by any of the Companies with the Securities and Exchange Commission, (v) periodic reports of examination by the Securities and Exchange Commission or the National Association of Securities Dealers, Inc. of any of the Companies and any responses thereto, (vi) any Revenue Agent's Report and accompanying Statement of Income Tax Examination Changes and any notice of assessment or deficiency by the IRS within ten (10) days of receipt, and (vii) such other reports and information as the Banks may from time to time reasonably request. The Borrower shall also notify the Banks promptly of the enactment of any legislation or adoption of any Law which may result in a Material Adverse Change.

          (i) Notices Regarding Benefit Arrangements.  Promptly upon becoming
              --------------------------------------
aware of the occurrence thereof, notice (including the nature of the event and, when known, any action taken or threatened by the IRS with respect thereto) of any Prohibited

Transaction which could subject the Borrower or any member of the ERISA Group to a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by
Section 4975 of the Internal Revenue Code in connection with any Defined Benefit Pension Plan, Benefit Arrangement or any trust created thereunder.

          (j) Financial Statements Regarding the Special Purpose Subsidiaries.
              ---------------------------------------------------------------
At the same time that the Borrower provides the quarterly financial statements required under Section 83(b) for the Borrower and its Consolidated Subsidiaries, it shall also provide quarterly financial statements of the type required by
Section 8.3(b) for the Special Purpose Subsidiaries. At the same time that the Borrower provides the annual financial statements required under Section 83(c) for the Borrower and its Consolidated Subsidiaries, it shall also provide consolidated and consolidating annual financial statements, of the type required by Section 83(c), for the Borrower, its Consolidated Subsidiaries and the Special Purpose Subsidiaries.

          (k) Notices Regarding Special Purpose Subsidiaries.  Within five (5)
              ----------------------------------------------
Business Days after the creation of any new Special Purpose Subsidiary, the Borrower shall provide written notice to the Agent of the creation of any new Special Purpose Subsidiary, accompanied by the declaration of trust, certificate or articles of incorporation, bylaws or other organizational documents of the new Special Purpose Subsidiary.

                                  9.   DEFAULT
                                       -------

     9.1  Events of Default.
          -----------------

     An Event of Default shall mean the occurrence or existence of any one or more of the following events or conditions (whatever the reason therefor and whether voluntary, involuntary or effected by operation of Law):

          (a) The Borrower shall (i) fail to pay any principal of any Loan (including scheduled installments, mandatory prepayments or the payment due at maturity) or (ii) fail to pay any interest on any Loan or any other amount owing thereunder or hereunder within two (2) Business Days after such interest or other amount becomes due in accordance with the terms thereof or hereof; or

          (b) Any representation or warranty made at any time by the Borrower herein or by the Borrower or any other Loan Party in any other Senior Loan Document, or in any certificate, other instrument or statement furnished pursuant to the provisions hereof or thereof, shall prove to have been false or misleading in any material respect as of the time it was made or furnished; or

          (c) The Borrower shall default in the observance or performance of any covenant, condition or provision hereof or of any other Senior Loan Document and such default shall continue unremedied for a period of five (5) Business Days after written notice thereof is given to the Borrower by the Agent at the request of any Bank (such grace period to be applicable only in the event such default can be remedied by corrective action of the Borrower as determined by the Agent in its sole discretion); provided no grace period shall
                                                 --------
apply to defaults in the observance or performance of Sections 8.2(a),(b),(c),(d),(i),(j),(k),(p),(r),(u) or Section 8.3(e); or

          (d) The Borrower or any other Loan Party shall default in the observance or performance of any covenant, condition or provision hereof or of any other Senior Loan Document and such default shall continue unremedied for a period of ten (10) Business Days after the Borrower or any other Loan Party becomes aware of the occurrence thereof (such grace period to be applicable only in the event such default can be remedied by corrective action of the Borrower or any other Loan Party as determined by the Agent in its sole discretion); provided no grace period shall apply to defaults in the observance or
--------
performance of Sections 8.2(a), (b), (c), (d), (i), (j), (k), (p), (r), (u) or
Section 8.3(e); or

          (e) A default or event of default shall occur at any time under the Subordinated Loan Documents or under the terms of any other Indebtedness (if any) of any of the Companies, or all or any part of the Senior Subordinated Term Notes or other Indebtedness shall not be paid when due, and such default or event of default or non-payment continues unremedied for five (5) Business Days after any of the Companies becomes aware thereof; provided no grace period
                                                  --------
hereunder shall apply in any event where such default, event of default or nonpayment permits the holder of any Indebtedness of the Companies to accelerate such Indebtedness; or

          (f) Any final unappealable judgment(s) for the payment of money in excess of $1,000,000 in the aggregate shall be entered against any of the Companies by a court having jurisdiction in the premises and shall remain unsatisfied for a period of thirty (30) days; or

          (g) Any of the Senior Loan Documents shall cease to be legal, valid and binding agreements enforceable against any Loan Party executing the same or such Loan Party's heirs, representatives, successors and assigns (as permitted under the Senior Loan Documents) in accordance with the respective terms thereof or shall in any way be terminated (except in accordance with its terms) or become or be declared ineffective or inoperative or shall in any way be challenged or contested by any Loan Party or cease to give or provide the respective Liens, security interests, rights, titles, interests, remedies, powers or privileges intended to be created thereby; or

          (h) A proceeding shall have been instituted in a court having jurisdiction in the premises seeking a decree or order for relief in respect of any of the Companies in an involuntary case under any applicable bankruptcy, insolvency, reorganization or other similar Law now or hereafter in effect, or a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or similar official) of any of the Companies shall have been appointed (pursuant to a proceeding or otherwise) or for any substantial part of its property, or for the winding-up or liquidation of its affairs, and such proceeding shall remain undismissed or unstayed and in effect for a period of thirty (30) consecutive days or such court shall enter a decree or order granting any of the relief sought in such proceeding; or

          (i) Any of the Companies shall commence a voluntary case under any applicable bankruptcy, insolvency, reorganization or other similar Law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such Law, or shall consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or other similar official) of itself or for any substantial part of its property (other than voluntary liquidations permitted under Section 82(j)) or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any action in furtherance of any of the foregoing.

     9.2  Consequences of Event of Default.
          --------------------------------

          (a) If an Event of Default specified under subsections (a) through (g) of Section 91 shall occur and be continuing, no Bank shall have any further obligation to make Loans hereunder and the Agent, upon the request of the Required Banks, shall by written notice to the Borrower take any or all of the following actions: (i) terminate the Commitments, (ii) declare the unpaid principal amount of the Notes then outstanding and all interest accrued thereon, any unpaid fees and all other Indebtedness (including the stated amount of all outstanding Letters of Credit of the Borrower to the Banks hereunder and thereunder to be forthwith due and payable, and the same shall thereupon become and be immediately due and payable to the Agent for the benefit of each Bank, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, and (iii) require the Borrower to, and Borrower shall thereupon, deposit in a non-interest bearing account with the Agent, as cash collateral for its obligations under the Senior Loan Documents, an amount equal to the maximum amount currently or at any time thereafter available to be drawn on all outstanding Letters of Credit, and the Borrower hereby pledges to the Agent and the Banks, and grants to the Agent and the Banks a security interest in, all such cash as security for such obligations, provided that upon the earlier of (x) the curing of all existing Events of Default to the satisfaction of the Required Banks and (y) payment in full of the Loans, satisfaction of all of the Borrower's other obligations hereunder and termination of the Commitments, the Agent shall return such cash collateral to the Borrower; and

          (b) if an Event of Default specified under subsections (h) or (i) of
Section 91 shall occur, the Banks shall have no further obligation to make Loans hereunder, the Commitments shall without any further action terminate and the unpaid principal amount of the Notes then outstanding and all interest accrued thereon, any unpaid fees and all other Indebtedness (including the stated amount of all outstanding Letters of Credit) of the Borrower to the Banks hereunder and thereunder shall be immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived; and

          (c) In case an Event of Default shall occur and be continuing, any Bank to whom any obligation is owed by the Borrower hereunder or under any other Senior Loan Document or any participant of such Bank which has agreed in writing to be bound by the provisions of Section 1014 and any branch, subsidiary or affiliate of such Bank or participant anywhere in the world shall have the right, in addition to all other rights and remedies available to it, without notice to the Borrower, to set off against and apply to the then unpaid balance of all the Loans and all other obligations of the Borrower hereunder or under any other Senior Loan

Document any debt owing to, and any other funds held in any manner for the account of, the Borrower by such Bank or participant or by such branch, subsidiary or affiliate, including all funds in all deposit accounts (whether time or demand, general or special, provisionally credited or finally credited, or otherwise) now or hereafter maintained by the Borrower for its own account (but not including funds held in custodian or trust accounts) with such Bank or participant or such branch, subsidiary or affiliate. Such right shall exist whether or not any Bank or the Agent shall have made any demand under this Agreement or any other Senior Loan Document, whether or not such debt owing to or funds held for the account of the Borrower is or are matured or unmatured and regardless of the existence or adequacy of any collateral, guaranty or any other security, right or remedy available to any Bank or the Agent; and

          (d) In case an Event of Default shall occur and be continuing, and whether or not the Agent shall have accelerated the maturity of the Loans of the Borrower pursuant to any of the foregoing provisions of this Section 92, the Agent on behalf of the Banks may proceed to protect and enforce its rights by suit in equity, action at law and/or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement or the Notes, including as permitted by applicable Law the obtaining of the ex parte appointment of a receiver, and, if such amount shall have become
       -- -----
due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of the Agent on behalf of the Banks; and

          (e) From and after the date on which the Agent has taken any action pursuant to this Section 92 and until all obligations of the Borrower have been paid in full, any and all proceeds received by the Agent from any sale or other disposition of the Collateral, or any part thereof, or the exercise of any other remedy by the Agent, shall be applied as follows:

              (i) first, to reimburse the Agent and the Banks for out-of-pocket costs, expenses and disbursements, including reasonable attorneys' fees and legal expenses, incurred by the Agent or the Banks in connection with realizing on the Collateral or collection of any obligations of the Borrower under any of the Senior Loan Documents, including advances made subsequent to an Event of Default by the Banks or any one of them or the Agent for the reasonable maintenance, preservation, protection or enforcement of, or realization upon, the Collateral, including advances for taxes, insurance, repairs and the like and reasonable expenses incurred to sell or otherwise realize on, or prepare for sale or other realization on, any of the Collateral;

              (ii) second, to the repayment of all Indebtedness then due and unpaid of the Borrower to the Banks incurred under this Agreement or any of the Senior Loan Documents and advances made to cure defaults under the Subordinated Loan Documents, whether of principal, interest, fees, expenses or otherwise, in such manner as the Agent may determine in its discretion, subject to the provisions of Section 52; and

              (iii) the balance, if any, as required by Law.

          (f) In addition to all of the rights and remedies contained in this Agreement or in any of the other Senior Loan Documents, the Agent shall have all of the rights and remedies of a secured party under the Uniform Commercial Code or other applicable Law, all of which rights and remedies shall be cumulative and non-exclusive, to the extent permitted by Law. The Agent may, and upon the request of the Required Banks shall, exercise all post-default rights granted to the Agent and the Banks under the Senior Loan Documents or applicable Law.

          9.3  Notice of Sale.
               --------------

          Any notice required to be given by the Agent of a sale, lease, or other disposition of the Collateral or any other related action by the Agent, if given ten (10) days prior to such proposed action, shall constitute commercially reasonable and fair notice thereof to the Borrower or any other Loan Party.

                                 10.  THE AGENT
                                      ---------

          10.1  Appointment.
                -----------

Each Bank hereby irrevocably designates, appoints and authorizes PNC to act as Agent for such Bank under this Agreement to execute and deliver or accept on behalf of each of the Banks the other Senior Loan Documents. Each Bank hereby irrevocably authorizes, and each holder of any Note by the acceptance of a Note shall be deemed irrevocably to authorize, the Agent to take such action on behalf of such Bank and such holder under the provisions of this Agreement and the other Senior Loan Documents and any other instruments and agreements referred to herein, and to exercise such powers and to perform such duties hereunder as are specifically delegated to or required of the Agent by the terms hereof, together with such powers as are reasonably incidental thereto. PNC agrees to act as the Agent on behalf of the Banks to the extent provided in this Agreement.

          10.2  Delegation of Duties.
                --------------------

          The Agent may perform any of its duties hereunder by or through agents or employees (provided such delegation is exercised with reasonable care and
              --------
does not constitute a relinquishment of its duties as Agent) and, subject to Sections 105, 106 and 107, shall be entitled to engage and pay for the advice or services of any attorneys, accountants or other experts concerning all matters pertaining to its duties hereunder and to rely upon any advice so obtained, provided reasonable care is used in the selection of the foregoing experts.
--------

          10.3  Nature of Duties; Independent Credit Investigation.
                --------------------------------------------------

          The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the other Senior Loan Documents and no implied covenants, functions, responsibilities, duties, obligations, or liabilities shall be read into this Agreement or shall otherwise exist. The duties of the Agent shall be mechanical and administrative in nature and shall include the duty to provide to each Bank an executed original of such Bank's Revolving Credit Note and Term Note and an executed original of this Agreement and a copy of the other Senior Loan Documents; the Agent shall not have by reason of this Agreement a fiduciary or trust relationship in respect of any Bank; and nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of this Agreement except as expressly set forth herein. Each Bank expressly acknowledges (i) that the Agent has not made any representations or warranties to it and that no act by the Agent hereafter taken, including any review of the affairs of the Borrower or any Subsidiary of the Borrower, shall be deemed to constitute any representation or warranty by the Agent to any Bank;
(ii) that it has made and will continue to make, without reliance upon the Agent, its own independent investigation of the financial condition and affairs and its own appraisal of the creditworthiness of the Borrower in connection with this Agreement and the making and continuance of the Loans hereunder; and (iii) except as expressly provided herein, that the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Bank with any credit or other information with respect thereto, whether coming into its possession before the making of any Loan or at any time or times thereafter.

          10.4  Actions in Discretion of the Agent; Instructions from the Banks.
                ---------------------------------------------------------------

          The Agent agrees, upon the written request of the Required Banks, to take or refrain from taking any action of the type specified as being within the Agent's rights, powers or discretion herein, provided that the Agent shall not
                                             --------
be required to take any action which exposes the Agent to legal liability or which is contrary to this Agreement or any other Senior Loan Document or applicable Law. In the absence of a request by the Required Banks, the Agent shall have authority, in its sole discretion, to take or not to take any such action, unless this Agreement specifically requires the consent of the Required Banks or all of the Banks. Any action taken or failure to act pursuant to such instructions or discretion shall be binding on the Banks, subject to Section
106. Subject to the provisions of Section 106, no Bank shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder in accordance with the instructions of the Required Banks, or in the absence of such instructions, in the absolute discretion of the Agent.

          10.5  Reimbursement and Indemnification of the Agent by the Borrower.
                --------------------------------------------------------------

          The Borrower unconditionally agrees to pay or reimburse the Agent and save the Agent harmless against (i) liability for the payment of all reasonable and necessary out-of-pocket costs, expenses and disbursements for which reimbursement is customarily obtained, including fees and expenses of counsel and consultants, incurred by the Agent (a) in connection with the development, negotiation, preparation, printing, execution, administration, interpretation and performance of this Agreement and the other Senior Loan Documents, (b) relating to any requested amendments, waivers or consents pursuant to the provisions hereof, (c) in connection with the enforcement of this Agreement or any other Senior Loan Document or collection of amounts due hereunder or thereunder or the proof and allowability of any claim arising under this Agreement or any other Senior Loan Document, whether in bankruptcy or receivership proceedings or otherwise, and (d) in any workout or restructuring or in connection with the protection, preservation, exercise or enforcement of any of the terms hereof or of any rights hereunder or under any other Senior Loan Document or in connection with any foreclosure, collection or bankruptcy proceedings, and (ii) all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent, in its capacity as such, in any way relating to or arising out of this Agreement or any other Senior Loan Document or any action taken or omitted by the Agent hereunder or thereunder; provided that the Borrower shall not be liable for any portion of
            --------
such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (a) if the same results from the Agent's gross negligence or willful misconduct, or (b) if the Borrower was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense, or (c) if the same results from a compromise or settlement agreement entered into without the consent of the Borrower which consent shall not be unreasonably withheld.

          10.6  Exculpatory Provisions.
                ----------------------

          Neither the Agent nor any of its directors, officers, employees, agents or affiliates shall (i) be liable to any Bank for any action taken or omitted to be taken by it or them hereunder, or in connection herewith, including pursuant to any other Senior Loan Document, unless caused by its or their own gross negligence or willful misconduct, (ii) be responsible in any manner to any of the Banks for the effectiveness, enforceability, genuineness, validity or the due execution of this Agreement or any other Senior Loan Document or for any recital, representation, warranty, document, certificate, report or statement herein or made or furnished under or in connection with this Agreement or any other Senior Loan Document, or (iii) be under any obligation to any of the Banks to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions hereof or thereof on the part of the Borrower or any Subsidiary of the Borrower, or the financial condition of the Borrower or any Subsidiary of the Borrower, or the existence or possible existence of any Event of Default or Potential Default. Neither the Agent nor any Bank nor any of their respective directors, officers, employees, agents, attorneys or affiliates shall be liable to the Borrower or any other Loan Party for consequential damages resulting from any breach of contract, tort or other wrong in connection with the negotiation, documentation or administration of the Senior Loan Documents or the collection of the Loans.

          10.7  Reimbursement and Indemnification of the Agent by the Banks.
                -----------------------------------------------------------

          Each Bank agrees to reimburse and indemnify the Agent (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so) in proportion to its Ratable Share from and against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent, in its capacity as such, in any way relating to or arising out of this Agreement or any other Senior Loan Document or any action taken or omitted by the Agent hereunder or thereunder, provided that no such reimbursement shall be required with respect to expenses
--------
incurred by the Agent during the time period through the Closing Date and no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements
(i) if the same relates to or arises out of the Agent's gross negligence or willful misconduct, or (ii) if such Bank was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense, or (iii) if the same results from a compromise and settlement agreement entered into without the consent of the Required Banks, which consent shall not be unreasonably withheld.

          10.8  Reliance by the Agent.
                ---------------------

          The Agent shall be entitled to rely upon any writing, telegram, telex or teletype message, facsimile, resolution, notice, consent, certificate, letter, cablegram, statement, order or other document or conversation by telephone or otherwise believed by it to be genuine and correct and to have been signed, sent or made by the proper person or persons, and upon the advice and opinions of counsel and other professional advisers selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action hereunder unless it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

          10.9  Notice of Default.
                -----------------

          The Agent shall not be deemed to have knowledge or notice of the occurrence of any Potential Default or Event of Default unless the Agent has received written notice from a Bank or the Borrower referring to this Agreement, specifically describing such Potential Default or Event of Default and stating that such notice is a "notice of default."

          10.10 Notices.
                -------

          The Agent shall promptly send to each Bank a copy of all notices received from the Borrower and/or any other Loan Party pursuant to the provisions of this Agreement or any other Senior Loan Document upon receipt thereof. The Agent shall promptly notify the Borrower and the other Banks of each change in the Base Rate and the Base Rate Margin and the effective date thereof.

          10.11  PNC Bank, National Association and the Banks in Their
                 -----------------------------------------------------
                 Individual Capacities.
                 ---------------------

          With respect to its Commitments and the Loans made by it, the Agent shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not the Agent, and the term "Banks" shall, unless the context otherwise indicates, include the Agent in its individual capacity. PNC and its affiliates and each of the Banks and their respective affiliates may, without liability to account, except as prohibited herein, make loans to, accept deposits from, discount drafts for, act as trustee under indentures of, and generally engage in any kind of banking or trust business with, the Borrower and its shareholders, any Subsidiary of the Borrower and their respective Affiliates, in the case of the Agent, as though it were not acting as Agent hereunder and in the case of each Bank, as though such Bank were not a Bank hereunder.

          10.12  Holders of Notes.
                 ----------------

          The Agent may deem and treat any payee of any Note as the owner thereof for all purposes hereof unless and until written notice of the assignment or transfer thereof shall have been filed with the Agent. Any request, authority or consent of any person who at the time of making such request or giving such authority or consent is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

          10.13  Equalization of the Banks.
                 -------------------------

          The Banks and the holders of any participations in any Notes agree among themselves that, with respect to all amounts received by any Bank or any such holder for application on any obligation hereunder or under any Note or under any such participation, whether received by voluntary payment, by realization upon security, by the exercise of the right of set-off or banker's lien, by counterclaim or by any other non-pro rata source, equitable adjustment will be made in the manner stated in the following sentence so that, in effect, all such excess amounts will be shared ratably among the Banks and such holders in proportion to their interests in payments under the Notes, except as otherwise provided in Sections 44 (), 54 or 55. The Banks or any such holder receiving any such amount shall purchase for cash from each of the other Banks an interest in such Bank's Loans in such amount as shall result in a ratable participation by the Banks and each such holder in the aggregate unpaid amount under the Notes, provided that if all or any portion of such excess amount is
                 --------
thereafter recovered from the Bank or the holder making such purchase, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, together with interest or other amounts, if any, required by Law (including court order) to be paid by the Bank or the holder making such purchase.

          10.14  Successor Agent.
                 ---------------

          The Agent (i) may resign as Agent with the consent of the Borrower, such consent not to be unreasonably withheld or (ii) shall resign if such resignation is requested by the Required Banks or required by Section 54(b), in either case (i) or (ii) by giving not less than thirty (30) days' prior written notice to the Borrower and the Banks. If the Agent shall resign under this Agreement, then either (a) the Required Banks shall appoint from among the Banks a successor agent for the Banks, subject to the consent of such successor agent by the Borrower, such consent not to be unreasonably withheld, or (b) if a successor agent shall not be so appointed and approved within the thirty (30) day period following the Agent's notice to the Banks of its resignation, then the Agent shall appoint, with the consent of the Borrower, such consent not to be unreasonably withheld, a successor agent who shall serve as Agent until such time as the Required Banks appoint, and the Borrower consents, which consent shall not be unreasonably withheld, to the appointment of, a successor agent. Upon its appointment pursuant to either clause (a) or (b) above, such successor agent shall succeed to the rights, powers and duties of the Agent and the term "Agent" shall mean such successor agent, effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement. After the resignation of any Agent hereunder, the provisions of this Article 10 shall inure to the benefit of such former Agent, and such former Agent shall not by reason of such resignation be deemed to be released from liability for any actions taken or not taken by it while it was an Agent under this Agreement.

          10.15  The Agent's Fee.
                 ---------------

          The Borrower shall pay to the Agent an annual fee (the "Agent's Fee")
                                                                  -----------
payable in arrears on the second Business Day of each April, July, October and January after the date hereof and on the later of (i) the Revolving Credit Expiration Date or the Term Loan Maturity Date, as set forth in that certain letter dated January 31, 1996 between the Borrower and the Agent.

          10.16  Calculations.
                 ------------

          In the absence of gross negligence or willful misconduct, the Agent shall not be liable for any error in computing the amount payable to any Bank whether in respect of the Loans, fees or any other amounts due to the Banks under this Agreement. In the event an error in computing any amount payable to any Bank is made, the Agent, the Borrower and each affected Bank shall, forthwith upon discovery of such error, make such adjustments as shall be required to correct such error, and any compensation therefor will be calculated at the Federal Funds Effective Rate.

          10.17  Beneficiaries.
                 -------------

          Except as set forth in Sections 105, 1015 and 1016, the provisions of this Article 10 are solely for the benefit of the Agent and the Banks, and the Borrower or any other Loan Party shall not have any rights to rely on or enforce any of the provisions hereof. In performing its functions and duties under this Agreement, the Agent shall act solely as agent of the Banks and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for the Borrower or any other Loan Party.

                               11.  MISCELLANEOUS
                                    -------------

          11.1  Modifications, Amendments or Waivers.
          ----  ------------------------------------

          With the written consent of the Required Banks, the Agent, acting on behalf of all the Banks, and the Borrower may from time to time enter into written agreements amending or changing any provision of this Agreement or any other Senior Loan Document or the rights of the Banks, the Borrower or the other Loan Parties hereunder or thereunder, or may grant written waivers or consents to a departure from the due performance of the obligations of the Borrower or the other Loan Parties hereunder or thereunder. Any such agreement, waiver or consent made with such written consent shall be effective to bind all the Banks; provided that without the written consent of all the Banks, no such agreement,
--------
waiver or consent may be made which will:

                    (i) increase the amount of the Revolving Credit Commitment or Term Loan Commitment of any Bank hereunder;

                    (ii) reduce the scheduled principal payments of any Loan, reduce the rate of interest borne by any Loan (except as provided in Section 41()), or reduce any fees payable to any Bank hereunder;

                    (iii) whether or not any Loans are outstanding, extend the time for payment of principal or interest of any Loan or any fees payable to any Bank hereunder;

                    (iv) except as permitted under Section 82(k) or in connection with the sharing of Collateral in connection with the Senior Notes, release any Collateral or other security, if any, for the Borrower's obligations hereunder; or

                    (v) amend Sections 4.1(c), 8.2(k), 10.6 or this Section 111, alter any provision hereof regarding the pro rata treatment of the Banks hereunder, change the definition of Required Banks, or change any requirement providing for the Banks or the Required Banks to authorize the taking of any action hereunder.

          11.2  No Implied Waivers; Cumulative Remedies; Writing Required.
                ---------------------------------------------------------

          No course of dealing and no delay or failure of the Agent or any Bank in exercising any right, power, remedy or privilege under this Agreement or any other Senior Loan Document shall affect any other or future exercise thereof or operate as a waiver thereof; nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power, remedy or privilege preclude any further exercise thereof or of any other right, power, remedy or privilege. The rights and remedies of the Agent and the Banks under this Agreement and the other Senior Loan Documents are cumulative and not exclusive of any rights or remedies which they would otherwise have. Any waiver, permit, consent or approval of any kind or character on the part of any Bank of any breach or default under this Agreement or any such waiver of any provision or condition of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing.

          11.3  Reimbursement and Indemnification of the Banks by the Borrower;
                ---------------------------------------------------------------
                Taxes.
                -----

          The Borrower agrees unconditionally upon demand to pay or reimburse to each Bank and to save such Bank harmless against (i) liability for the payment of all reasonable and necessary out-of-pocket costs, expenses and disbursements for which reimbursement is customarily obtained, including fees and expenses of counsel for each Bank incurred by such Bank (a) after the date of the closing of the syndication hereunder, in connection with the administration and interpretation of this Agreement and other instruments and documents to be delivered hereunder, (b) relating to any amendments, waivers or consents pursuant to the provisions hereof, (c) in connection with the enforcement of this Agreement or any other Senior Loan Document, or collection of amounts due hereunder or thereunder or the proof and allowability of any claim arising under this Agreement or any other Senior Loan Document, whether in bankruptcy or receivership proceedings or otherwise, and (d) in any workout, restructuring or in connection with the protection, preservation, exercise or enforcement of any of the terms hereof or of any rights hereunder or under any other Senior Loan Document or in connection with any foreclosure, collection or bankruptcy proceedings, and (ii) all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Bank, in its capacity as such, in any way relating to or arising out of this Agreement or any other Senior Loan Document or any action taken or omitted by such Bank hereunder or thereunder; provided that the Borrower shall not be
                                   --------
liable for any portion of such
liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (a) if the same results from such Bank's gross negligence or willful misconduct, or (b) if the Borrower was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense, or (c) if the same results from a compromise or settlement agreement entered into without the consent of the Borrower, which consent shall not be unreasonably withheld. The Banks will attempt to minimize the fees and expenses of legal counsel for the Banks by considering the usage of one law firm to represent the Banks and the Agent where appropriate. The Borrower agrees unconditionally to pay all stamp, document, transfer, recording or filing taxes or fees and similar impositions now or hereafter determined by the Agent or any Bank to be payable in connection with this Agreement or any other Senior Loan Document, and the Borrower agrees unconditionally to save the Agent and the Banks harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any such taxes, fees or impositions.

          11.4  Holidays.
                --------

          Whenever any payment or action to be made or taken hereunder shall be stated to be due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day (except as provided in Section 42(a) with respect to Euro-Rate Interest Periods), and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action.

          11.5  Funding by Branch, Subsidiary or Affiliate.
                ------------------------------------------

                (a) Notional Funding. Each Bank shall have the right from time
                    ----------------
to time, without notice to the Borrower, to deem any branch, subsidiary or affiliate (which for the purposes of this Section 115 shall mean any corporation or association which is directly or indirectly controlled by or is under direct or indirect common control with any corporation or association which directly or indirectly controls such Bank) of such Bank to have made, maintained or funded any Loan to which the Euro-Rate Option applies at any time, provided that
                                                            --------
immediately following (on the assumption that a payment was then due from the Borrower to such other office) and as a result of such change the Borrower would not be under any greater financial obligation pursuant to Section 55 than it would have been in the absence of such change. Notional funding offices may be selected by each Bank without regard to the Bank's actual methods of making, maintaining or funding the Loans or any sources of funding actually used by or available to such Bank.

                (b) Actual Funding. Each Bank shall have the right from time to time to make or maintain any Loan by arranging for a branch, subsidiary or affiliate of such Bank to make or maintain such Loan subject to the last sentence of this Section 115(b). If any Bank causes a branch, subsidiary or affiliate to make or maintain any part of the Loans hereunder, all terms and conditions of this Agreement shall, except where the context clearly requires otherwise, be applicable to such part of the Loans to the same extent as if such Loan were made or maintained by such Bank but in no event shall any Bank's use of such a branch, subsidiary or affiliate to make or maintain any part of the Loans hereunder cause such Bank or such branch, subsidiary or affiliate to incur any cost or expenses payable by the Borrower hereunder or require the Borrower to pay any other compensation to any Bank (including any expenses incurred or payable pursuant to Section 55) which would otherwise not be incurred.

          11.6  Notices.
                -------

          All notices, requests, demands, directions and other communications (collectively "notices") given to or made upon any party hereto under the
               -------
provisions of this Agreement shall be by telephone or in writing (including telex or facsimile communication) unless otherwise expressly permitted hereunder and shall be delivered or sent by telex or facsimile to the respective parties at the addresses and numbers set forth on Schedule 11.6 or in accordance with
                                          -------------
any subsequent unrevoked written direction from any party to the others. All notices shall, except as otherwise expressly herein provided, be effective (a) in the case of telex or facsimile, when received, (b) in the case of hand delivered notice, when hand delivered, (c) in the case of telephone, when telephoned, provided, however, that in order to be effective, telephonic notices
            --------  -------
must be confirmed in writing no later than the next day by letter, facsimile or telex, (d) if given by mail, the earlier of actual receipt or four (4) days after such communication is deposited in the mails with first class postage prepaid, return receipt requested, and (e) if given by any other means (including by air courier), when delivered; provided that notices to the Agent
                                            --------
and the Banks shall not be effective until received. Any Bank giving any notice to the Borrower shall simultaneously send a copy thereof to the Agent, and the Agent shall promptly notify the other Banks of the receipt by it of any such notice.

          11.7  Severability.
                ------------

          The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

          11.8  Governing Law.
                -------------

          Each Letter of Credit and Section 210 shall be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, as the same may be revised or amended from time to time, and to the extent not inconsistent therewith the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles and the balance of this Agreement shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

          11.9  Prior Understanding.
                -------------------

          This Agreement supersedes all prior understandings and agreements, whether written or oral, between the parties hereto and thereto relating to the transactions provided for herein and therein, including any prior confidentiality agreements and commitments.

          11.10  Duration; Survival.
                 ------------------

          All representations and warranties of the Borrower contained herein or made in connection herewith shall survive the making of the Loans and shall not be waived by the execution and delivery of this Agreement, any investigation by the Agent or the Banks, the making of the Loans, or payment in full of the Loans. All covenants and agreements of the Borrower contained in Sections 81, 82 and 83 shall continue in full force and effect from and after the date hereof so long as the Borrower may borrow hereunder and until payment of all amounts due hereunder and termination of the Revolving Credit Commitments and the Swing Loan Commitment. All covenants and agreements of the Borrower contained herein relating to the payment of principal, interest, premiums, additional compensation or expenses and indemnification, including those set forth in the Notes, Article 5 and Sections 105 and 113, but not including third-party claims with respect to which indemnification may be sought under Section 105 or 113, shall survive for a period of one (1) year after payment in full of the Loans and termination of the Revolving Credit Commitments and the Swing Loan Commitment, and the Banks shall make any claim with respect to the foregoing within such period, provided that such period shall be extended with respect to
                    --------
any matters pending at the end of such one (1) year period. Except as otherwise provided above, all obligations of the Borrower and the other Loan Parties to the Banks, including indemnification obligations with respect to third-party claims under Section 105 or 113, shall survive the payment in full of the Loans and of all other obligations of the Borrower and the other Loan Parties and termination of the Revolving Credit Commitments and the Swing Loan Commitment.

          11.11  Successors and Assigns.
                 ----------------------

          This Agreement shall be binding upon and shall inure to the benefit of the Banks, the Agent, the Borrower and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights and obligations hereunder or any interest herein except under the circumstances contemplated under Section 81(a). Each Bank may, at its own cost, make assignments of or sell participations in its Revolving Credit Commitment and any Loan or Loans made by it to one (1) or more banks or other entities, subject to compliance with the following requirements of this Section 1111. The consent of the Borrower shall be required for any assignment or participation except with respect to fundings by a branch, subsidiary or affiliate pursuant to Section 115, and such consent shall not be unreasonably withheld, it being understood that the Borrower may reasonably withhold such consent only if it determines in good faith that the prospective assignee or participant is a significant competitor, provided the consent of the Borrower shall not be required upon the
            --------
occurrence and during the continuation of an Event of Default or Potential Default. The consent of the Agent shall also be required for any assignment except with respect to fundings by a branch, subsidiary or affiliate pursuant to
Section 115, and such consent shall not be unreasonably withheld.

          Except (i) as otherwise provided in Section 54 (b), or (ii) with the consent of the Agent and the Borrower which consent may be withheld in their sole discretion, assignments may not be made in amounts less than $5,000,000.

          In the case of an assignment, upon the Agent's and the Borrower's consent thereto and receipt by the Agent from the assignee of (i) a duly executed Assignment and Assumption Agreement and (ii) a Three Thousand Five Hundred Dollar ($3,500) assignment fee payable to the Agent, the assignee shall have, to the extent of such assignment (unless otherwise provided therein), the same rights, benefits and obligations as it would have if it had been a signatory Bank hereunder. The Revolving Credit Commitments in Section 21 shall then be adjusted accordingly and, upon surrender of any Note subject to such assignment, the Borrower shall execute and deliver a new Revolving Credit Note to the assignee in an amount equal to the amount of the Revolving Credit Commitment or Term Loan assumed by it and a new Revolving Credit Note or Term Note to the assigning Bank in an amount equal to the Revolving Credit Commitment or Term Loan retained by it hereunder.

          In the case of a participation, except as specified in Section 92(c), the participant shall not have any rights under this Agreement or any other Senior Loan Document, all of such Bank's obligations under this Agreement or any other Senior Loan Document shall remain unchanged and all amounts payable by the Borrower hereunder or thereunder shall be determined as if such Bank had not sold such participation. Any participant's rights against the Bank selling such participation shall be set forth in the agreement executed by such Bank in favor of such participant and shall not include any voting rights except with respect to changes of the type referenced in clauses (i), (ii), (iii) or (iv), of
Section 111 and in clause (v) of Section 111 with respect to amending clauses
(i), (ii), (iii) or (iv) of Section 111.

          Each Bank may furnish any publicly available information concerning the Borrower and, on a confidential basis subject to receipt of a confidentiality agreement in substantially the form of Exhibit M, any other
                                                       ---------
information concerning the Borrower in the possession of such Bank from time to time to assignees and participants (including prospective assignees or participants), provided such assignees and participants agree to be bound by the
               --------
provisions of Section 1112.

          11.12  Confidentiality.
                 ---------------

          The Agent and the Banks each agree to keep confidential all information obtained from the Borrower which is nonpublic and confidential or proprietary in nature (including any information the Borrower specifically designates as confidential), except as provided below, and to use such information only in connection with their respective capacities under this Agreement and for the purposes contemplated hereby. The Agent and the Banks shall be permitted to disclose such information (i) to outside legal counsel, accountants and other professional advisors who need to know such information in connection with the administration and enforcement of this Agreement, subject to receipt of written undertakings from such persons to maintain the confidentiality, (ii) to prospective assignees and participants as contemplated by Section 1111 subject to compliance with the requirements of that Section,
(iii) to the extent requested by any bank regulatory authority or, with notice to the Borrower to the extent practicable, as otherwise required by applicable Law or by any subpoena or similar legal process, or in connection with any investigation or proceeding arising out of the transactions contemplated by this Agreement, (iv) if such information is already in the possession of the Bank on a nonconfidential basis or is currently or becomes publicly available other than as a result of a breach of this Agreement by the Banks or the Agent or is currently or becomes available to the Banks or the Agent from a source not subject to confidentiality restrictions, or (v) the Borrower shall have consented to such disclosure.

          11.13  Counterparts.
                 ------------

          This Agreement may be executed by different parties hereto on any number of separate counterparts, each of which, when so executed and delivered, shall be an original, and all such counterparts shall together constitute one and the same instrument.

          11.14  The Agent's or the Bank's Consent.
                 ---------------------------------

          Whenever the Agent's or any Bank's consent is required to be obtained under this Agreement or any of the other Senior Loan Documents as a condition to any action, inaction, condition or event, the Agent and each Bank shall be authorized to give or withhold such consent in its sole and absolute discretion and to condition its consent upon the giving of additional collateral, the payment of money or any other matter.

          11.15  Exceptions.
                 ----------

          The representations, warranties and covenants contained herein shall be independent of each other and no exception to any representation, warranty or covenant shall be deemed to be an exception to any other representation, warranty or covenant contained herein unless expressly provided, nor shall any such exception be deemed to permit any action or omission that would be in contravention of applicable Law (including the Investment Company Act).

          11.16  Consent to Jurisdiction; Waiver of Jury Trial.
                 ---------------------------------------------

          The Borrower hereby irrevocably consents to the non-exclusive jurisdiction of the Court of Common Pleas of Allegheny County and the United States District Court for the Western District of Pennsylvania, and waives personal service of any and all process upon it and consents that all such service of process be made by certified or registered mail directed to the Borrower at the addresses provided for in Section 11.6 and service so made shall be deemed to be completed upon actual receipt thereof. The Borrower waives any objection to jurisdiction and venue of any action instituted against it as provided herein and agrees not to assert any defense based on lack of jurisdiction or venue. THE BORROWER, THE AGENT AND EACH OF THE BANKS HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING OR COUNTERCLAIM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER SENIOR LOAN DOCUMENT OR THE COLLATERAL TO THE FULL EXTENT PERMITTED BY LAW.

          11.17  Limitation of Liability.  (a) TO THE FULLEST EXTENT PERMITTED
                 -----------------------
BY LAW, NO CLAIM MAY BE MADE BY THE BORROWER OR ANY OTHER LOAN PARTY OR ANY OTHER PERSON AGAINST THE AGENT AND THE BANKS, OR ANY OF THEM, OR ANY AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE, ATTORNEY OR AGENT OF THE AGENT OR THE BANKS FOR ANY SPECIAL, INDIRECT, OR

CONSEQUENTIAL DAMAGES (AS DIFFERENTIATED FROM DIRECT AND ACTUAL DAMAGES) IN RESPECT OF ANY CLAIM ARISING FROM OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR ANY STATEMENT, COURSE OF CONDUCT, ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION HEREWITH OR THEREWITH (WHETHER FOR BREACH OF CONTRACT, TORT OR ANY OTHER THEORY OF LIABILITY); AND THE BORROWER HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

          (b) The parties to this Agreement are expressly put on notice of the limitation of liability as set forth in the Declaration of Trust of the Borrower and the declarations of trust of certain of the Borrower's Subsidiaries and agree that the obligations assumed by the Borrower and its Subsidiaries pursuant to this Agreement and the other Senior Loan Documents be limited in any case to the Borrower and its Subsidiaries and their respective assets. The parties to this Agreement shall not seek satisfaction of any obligation of the Borrower or its Subsidiaries under this Agreement from any of the shareholders of the Borrower, the trustees, officers or agents of those entities, or any of them, except as contemplated under the Pledge Agreement, the Declaration of Trust of the Borrower and the declarations of trust of certain of the Borrower's Subsidiaries. Notwithstanding the foregoing, nothing in such declarations of trust or elsewhere shall prohibit the Agent on behalf of the Banks from pursuing any remedies against any outside professionals or consultants employed by the Companies.

          11.18  Tax Withholding Clause.
                 ----------------------

          At least five (5) Business Days prior to the first date on which interest or fees are payable hereunder for the account of any Bank, each Bank that is not incorporated under the laws of the United States of America or a state thereof agrees that it will deliver to each of the Borrower and the Agent two (2) duly completed copies of (i) IRS Form W-9, 4224 or 1001, or other applicable form prescribed by the IRS, certifying in either case that such Bank is entitled to receive payments under this Agreement and the other Senior Loan Documents without deduction or withholding of any United States federal income taxes, or is subject to such tax at a reduced rate under an applicable tax treaty, or (ii) Form W-8 or other applicable form or a certificate of the Bank indicating that no such exemption or reduced rate is allowable with respect to such payments. Each Bank which so delivers a Form W-8, W-9, 4224 or 1001 further undertakes to deliver to each of the Borrower and the Agent two (2) additional copies of such form (or a successor form) on or before the date that such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Agent, either certifying that such Bank is entitled to receive payments under this Agreement and the other Senior Loan Documents without deduction or withholding of any United States federal income taxes or is subject to such tax at a reduced rate under an applicable tax treaty or stating that no such exemption or reduced rate is allowable. The Agent shall be entitled to withhold United States federal income taxes at the full withholding rate unless the Bank establishes an exemption or at the applicable reduced rate as established pursuant to the above provisions.

          11.19  Co-Agents.
                 ---------

          The Co-Agents shall have no rights, obligations or duties under this agreement other than in their respective capacities as Banks hereunder.

                            [SIGNATURE PAGES FOLLOW]

              [SIGNATURE PAGE TO SENIOR SECURED CREDIT AGREEMENT]


          IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

ATTEST:                           FEDERATED INVESTORS



_____________________________     By:  /s/ Thomas R. Donahue
                                       -----------------------------------------
Title:_______________________     Title:  Vice President
                                         ---------------------------------------
                                         (Credit Agreement)
[SEAL]

                                  By: /s/ Thomas R. Donahue
                                      ------------------------------------------
                                  Title: Vice President
                                        ----------------------------------------
                                        (Amendment No. 1)

                                  By: /s/ Thomas R. Donahue
                                      ------------------------------------------
                                  Title: Vice President
                                        ----------------------------------------
                                        (Amendment No. 2)

                                  PNC BANK, NATIONAL ASSOCIATION,
                                  individually and as Agent

                                  By: /s/ J. Gregory Seibly
                                      ------------------------------------------
                                  Title:  Vice President
                                        ----------------------------------------
                                        (Credit Agreement)

                                  By: /s/ J. Gregory Seibly
                                      ------------------------------------------
                                  Title: Vice President
                                        ----------------------------------------
                                        (Amendment No. 1)

                                  By: /s/ William V. Armitage
                                      ------------------------------------------
                                  Title: Vice President
                                        ----------------------------------------
                                        (Amendment No. 2)

                                  THE BOATMEN'S NATIONAL BANK OF ST. LOUIS

                                  By: /s/ Timothy L. Drone
                                      ------------------------------------------
                                  Title:  Vice President
                                         ---------------------------------------
                                         (Assignment and Assumption
                                         Agreement)

                                  By: /s/ Timothy L. Drone
                                      ------------------------------------------
                                  Title: Vice President
                                         ---------------------------------------
                                         (Amendment No. 2)

                                  BANK OF AMERICA ILLINOIS

                                  By: /s/ Gary R. Peet
                                      ------------------------------------------
                                  Title: Senior Vice President
                                         ---------------------------------------
                                         (Assignment and Assumption
                                         Agreement)

                                  By: /s/ Gary R. Peet
                                      ------------------------------------------
                                  Title: Senior Vice President
                                         ---------------------------------------
                                         (Amendment No. 2)

                                  STATE STREET BANK AND TRUST COMPANY

                                  By: /s/ Patrick K. Armstrong
                                      ------------------------------------------
                                  Title: Vice President
                                         ---------------------------------------
                                         (Assignment and Assumption
                                         Agreement)

                                  By: /s/ B. A. Siegel
                                      ------------------------------------------
                                  Title: Assistant Vice President
                                         ---------------------------------------
                                         (Amendment No. 2)

                                  MORGAN GUARANTY TRUST COMPANY OF NEW YORK

                                  By: /s/ Seija K. Hurskainen
                                      ------------------------------------------
                                  Title: Vice President
                                         ---------------------------------------
                                         (Assignment and Assumption
                                         Agreement)

                                  By: /s/ Seija K. Hurskainen
                                      ------------------------------------------
                                  Title: Vice President
                                         ---------------------------------------
                                         (Amendment No. 2)

                                  COMMERZBANK AKTIENGESELLSCHAFT NEW YORK BRANCH

                                  By: /s/ A. Campbell
                                      ------------------------------------------
                                  Title: A.C.
                                         ---------------------------------------
                                  By: /s/ J. Schmieding
                                      ------------------------------------------
                                  Title: Vice President
                                         ---------------------------------------
                                         (Assignment and Assumption
                                         Agreement)

                                  By: /s/ Joseph Hayes
                                      ------------------------------------------
                                  Title: Assistant Treasurer
                                         ---------------------------------------
                                  By: /s/ Edward J. McDonnell
                                      ------------------------------------------
                                  Title: Vice President
                                         ---------------------------------------
                                         (Amendment No. 2)

                                  THE BANK OF NEW YORK

                                  By: /s/ Alexander Duka
                                      ------------------------------------------
                                  Title: Assistant Vice President
                                         ---------------------------------------
                                         (Assignment and Assumption
                                         Agreement)

                                  By: /s/ Alexander Duka
                                      ------------------------------------------
                                  Title: Assistant Vice President
                                         ---------------------------------------
                                         (Amendment No. 2

                                  THE BANK OF NOVA SCOTIA

                                  By: /s/ F.C.H. Ashby
                                      ------------------------------------------
                                  Title: Senior Manager Loan Operations
                                         ---------------------------------------
                                         (Assignment and Assumption
                                         Agreement)

                                  By: /s/ M.D. Smith
                                      ------------------------------------------
                                  Title: Agent
                                         ---------------------------------------
                                         (Amendment No. 2)

                                  CORESTATES BANK, N.A.

                                  By: /s/ Jeanne Rosasco
                                      ------------------------------------------
                                  Title: Assistant Vice President
                                         ---------------------------------------
                                         (Assignment and Assumption
                                         Agreement)

                                  By: /s/ Jeanne Rosasco
                                      ------------------------------------------
                                  Title: Assistant Vice President
                                         ---------------------------------------
                                         (Amendment No. 2)

                                   NATIONSBANK, N.A.(SOUTH)

                                   By: /s/ James J. Killmond
                                       -----------------------------------------
                                   Title: Officer
                                          --------------------------------------
                                          (Assignment and Assumption
                                          Agreement)

                                   By:  /s/ Ronald A. Blissett
                                      ------------------------------------------
                                   Title: Officer
                                          --------------------------------------
                                          (Amendment No. 2)

                                   NATIONAL CITY BANK OF PENNSYLVANIA

                                   By:  /s/ W.R. Earley
                                      ------------------------------------------
                                   Title: Vice President
                                          --------------------------------------
                                          (Assignment and Assumption
                                          Agreement)

                                   By:  /s/ R.M. Moorehead
                                      ------------------------------------------
                                   Title: Vice President
                                          --------------------------------------
                                          (Amendment No. 2)

                                   STAR BANK, N.A.

                                   By:  /s/ David J. Dannemiller
                                     -------------------------------------------
                                   Title: Assistant Vice President
                                          --------------------------------------
                                          (Assignment and Assumption
                                          Agreement)

                                   By:  /s/ David J. Dannemiller
                                      ------------------------------------------
                                   Title: Vice President
                                          --------------------------------------
                                          (Amendment No. 2)

                                   THE CHASE MANHATTAN BANK
                                   (formerly Chemical Bank)

                                   By:  /s/ Roger A. Parker
                                      ------------------------------------------
                                   Title: Vice President
                                          --------------------------------------
                                          (Assignment and Assumption
                                          Agreement)

                                   By:  /s/ Susan Herzog
                                      ------------------------------------------
                                   Title: Vice President
                                          --------------------------------------
                                          (Amendment No. 2)

                      AMENDMENT NO.3 TO CREDIT AGREEMENT
                      ----------------------------------

          This Amendment No.3 to Credit Agreement ("Amendment No.3") is dated as
                                                    --------------
of October 1, 1997, and is by and among FEDERATED INVESTORS, a Delaware business trust (the "Borrower"), the BANKS set forth therein (collectively, the "Banks"),
            --------                                                    -----
and PNC BANK, NATIONAL ASSOCIATION, as agent for the Banks (the "Agent").
                                                                 -----

          WHEREAS, the Borrower, the Banks and the Agent are parties to that certain Senior Secured Credit Agreement dated as of January 31, 1996, as amended by Amendment No. 1 to Credit Agreement dated as of June 27, 1996 and Amendment No. 2 to Credit Agreement dated December 13, 1996 (the "Credit Agreement");
                                                        ----------------

          WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the same meanings given to them in the Credit Agreement; and

          WHEREAS, the Borrower, the Banks and the Agent wish to amend the Credit Agreement as set forth herein.

          NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, the parties hereto, intending to be legally bound, agree as follows:

     1. Section 1.1 of the Credit Agreement is hereby amended by deleting the definitions of "Consolidated Subsidiaries" and "Designated Assets" in their entirety and inserting in lieu thereof the following definitions:

                    "Consolidated Subsidiaries" shall mean and include
                     -------------------------
          those subsidiaries or other entities whose accounts are consolidated with the accounts of the Borrower in accordance with GAAP provided that for the purpose of calculating the financial
               --------
          ratios in Sections 8.2(a)-(c) the impact of the consolidation of any Special Purpose Subsidiary or entity to which Designated Assets are sold or assigned by a Special Purpose Subsidiary, in either case pursuant to the Master Agreement and in accordance with Section 8.2(k)(i), shall be excluded.

                    "Designated Assets" shall mean the right to receive
                     -----------------
          deferred sales charges, including 12b-1 and contingent deferred sales charges, and any comparable fees from a Fund relating to the sale of Fund shares and the maintenance of customer accounts, including shareholder servicing fees.

     2. Section 1.1 of the Credit Agreement is hereby amended by adding the following definition thereto in alphabetical order:

                    "Master Agreement" shall mean the Federated Investors Program Master Agreement dated September __, 1997, among Federated Investors, Federated Funding 1997-1, Inc., Federated Investors Management Company, Federated Securities Corp., the Owner Trustee of the PLT Finance Trust 1997-1, PLT Finance, L.P., Putnam, Lovell & Thorton Inc., and Bankers Trust Company, as amended from time to time as permitted under this Agreement.

     3. Section 1.3 of the Credit Agreement is hereby amended by inserting the following immediately before the end of the first sentence:

                    provided that for the purpose of determining compliance with
          Section 8.2(e) and (f), the impact of the incurrence of indebtedness or creation of liens in connection with the sale or transfer of Designated Assets as described and permitted under Section 8.2(k)(i) shall be excluded.

     4. Section 8.2(k)(i) of the Credit Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

                    (i) any sale, transfer or lease of assets by any wholly owned Subsidiary (other than the Insurance Subsidiaries) to any other wholly owned Grantor (other than the Borrower or the Insurance Subsidiaries) and any sale or transfer of Designated Assets by a Subsidiary of the Borrower to a Special Purpose Subsidiary, in connection with a securitization or other receivables sale transaction so long as such transaction is non-recourse to any of the Companies; or any Special Purpose Subsidiary (except for customary recourse provisions, including recourse to the Designated Assets being sold or transferred).

     5. This Amendment No. 3 shall become effective on the first date on which the following conditions have been satisfied:

          (a) The Agent on behalf of the Banks shall have received a certificate signed by the Secretary or Assistant Secretary of the Borrower certifying as to all action taken by the Borrower to authorize the execution, delivery and performance of this Amendment No. 3 by the Borrower and attaching thereto such resolutions.

          (b) The Agent on behalf of the Banks shall have received (i) a written opinion of Joseph M. Huber, Esq., Corporate Counsel of the Borrower, addressed to the Agent for the benefit of the Banks, opining as to such matters with respect to the transactions contemplated herein as the Agent may reasonably request, in form and substance satisfactory to the Agent and (ii) a copy of the opinion of Sullivan & Worcester, LLP delivered pursuant to Section
          3.02(m)(i) of the Master Agreement (as defined above).

          (c) The Agent on behalf of the Banks shall have received a fully executed copy of Amendment No. 1 to Note Purchase Agreement among the Federated and the Purchasers in form and substance satisfactory to the Agent.

     6. The Borrower hereby represents to the Agent and the Banks that; the representations and warranties of the Borrower contained in Article VI of the Credit Agreement remain true and accurate on and as of the date hereof (except for representations and warranties which relate solely to an earlier date or time, which representations and warranties were true and correct on and as of the specific dates or times referred to therein); the Borrower has performed and is in compliance with all covenants contained in Article VIII or elsewhere in the Credit Agreement; no Event of Default or Potential Default has occurred and is continuing; and no less than 50.1% of the Class B Shares are subject to a valid and enforceable Proxy.

     7. The Borrower hereby agrees to reimburse the Agent and the Banks on demand for all legal costs, expenses and disbursements relating to this Amendment No. 3 which are payable by the Borrower as provided in Sections 10.5 and 11.3 of the Credit Agreement.

     8. The Borrower and the Banks intend and agree that, except as provided herein, the Credit Agreement shall remain in full force and effect without modification.

     9. This Amendment No. 3 shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without reference to its principles of conflicts of law.


                           [SIGNATURE PAGES FOLLOW]

         SIGNATURE PAGE 1 OF 3 TO AMENDMENT NO. 3 TO CREDIT AGREEMENT
         ------------------------------------------------------------


          IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment No. 3 as of the date first above written.

                                          FEDERATED INVESTORS


                                          By: [SIGNATURE ILLEGIBLE]
                                             -----------------------------------
                                          Title:________________________________

                                          PNC BANK, NATIONAL ASSOCIATION
                                          individually and as Agent


                                          By:___________________________________
                                          Title:________________________________

                                          THE BOATMEN'S NATIONAL BANK OF
                                          ST. LOUIS


                                          By:___________________________________
                                          Title:________________________________

                                          BANK OF AMERICA ILLINOIS


                                          By:___________________________________
                                          Title:________________________________

                                          STATE STREET BANK AND TRUST
                                          COMPANY


                                          By:___________________________________
                                          Title:________________________________

         SIGNATURE PAGE 1 OF 3 TO AMENDMENT NO. 3 TO CREDIT AGREEMENT
         ------------------------------------------------------------


          IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment No. 3 as of the date first above written.

                                         FEDERATED INVESTORS


                                         By:____________________________________
                                         Title:_________________________________


                                         PNC BANK, NATIONAL ASSOCIATION
                                         individually and as Agent


                                         By: [SIGNATURE ILLEGIBLE]
                                            ------------------------------------
                                         Title: Vice President
                                               ---------------------------------


                                         THE BOATMEN'S NATIONAL BANK OF
                                         ST. LOUIS


                                         By:____________________________________
                                         Title:_________________________________


                                         BANK OF AMERICA ILLINOIS


                                         By:____________________________________
                                         Title:_________________________________

                                         STATE STREET BANK AND TRUST
                                         COMPANY


                                         By:____________________________________
                                         Title:_________________________________

         SIGNATURE PAGE 1 OF 3 TO AMENDMENT NO. 3 TO CREDIT AGREEMENT
         ------------------------------------------------------------


          IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment No. 3 as of the date first above written.

                                         FEDERATED INVESTORS


                                         By:____________________________________
                                         Title:_________________________________

                                         PNC BANK, NATIONAL ASSOCIATION
                                         individually and as Agent


                                         By: [SIGNATURE ILLEGIBLE]
                                            ------------------------------------
                                         Title: VIce President
                                               ---------------------------------

                                         THE BOATMEN'S NATIONAL BANK OF
                                         ST. LOUIS


                                         By:____________________________________
                                         Title:_________________________________

                                         BANK OF AMERICA ILLINOIS


                                         By:____________________________________
                                         Title:_________________________________

                                         STATE STREET BANK AND TRUST
                                         COMPANY


                                         By:____________________________________
                                         Title:_________________________________

         SIGNATURE PAGE 1 OF 3 TO AMENDMENT NO. 3 TO CREDIT AGREEMENT
         ------------------------------------------------------------


          IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment No. 3 as of the date first above written.

                                         FEDERATED INVESTORS


                                         By:____________________________________
                                         Title:_________________________________

                                         PNC BANK, NATIONAL ASSOCIATION
                                         individually and as Agent


                                         By:____________________________________
                                         Title:_________________________________

                                         NATIONSBANK, N.A.


                                         By: Stan W. Reynolds
                                            ------------------------------------
                                         Title: Stan W. Reynolds
                                               ---------------------------------
                                                Vice President

                                         BANK OF AMERICA ILLINOIS



                                         By:____________________________________
                                         Title:_________________________________

                                         STATE STREET BANK AND TRUST
                                         COMPANY


                                         By:____________________________________
                                         Title:_________________________________

         SIGNATURE PAGE 1 OF 3 TO AMENDMENT NO. 3 TO CREDIT AGREEMENT
         ------------------------------------------------------------


          IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment No. 3 as of the date first above written.

                                         FEDERATED INVESTORS


                                         By: [SIGNATURE ILLEGIBLE]
                                            ------------------------------------
                                         Title:_________________________________

                                         PNC BANK, NATIONAL ASSOCIATION
                                         individually and as Agent


                                         By:____________________________________
                                         Title:_________________________________

                                         THE BOATMEN'S NATIONAL BANK OF
                                         ST. LOUIS


                                         By:____________________________________
                                         Title:_________________________________

                                         BANK OF AMERICA ILLINOISOF


                                         By: /s/ John G. Hayes
                                            ------------------------------------
                                         Title: John G. Hayes
                                               ---------------------------------
                                                VICE PRESIDENT

                                         STATE STREET BANK AND TRUST
                                         COMPANY


                                         By:____________________________________
                                         Title:_________________________________

         SIGNATURE PAGE 1 OF 3 TO AMENDMENT NO. 3 TO CREDIT AGREEMENT
         ------------------------------------------------------------


          IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment No. 3 as of the date first above written.

                                         FEDERATED INVESTORS


                                         By:____________________________________
                                         Title:_________________________________

                                         PNC BANK, NATIONAL ASSOCIATION
                                         individually and as Agent


                                         By:____________________________________
                                         Title:_________________________________

                                         THE BOATMEN'S NATIONAL BANK OF
                                         ST. LOUIS


                                         By:____________________________________
                                         Title:_________________________________

                                         BANK OF AMERICA ILLINOIS


                                         By:____________________________________
                                         Title:_________________________________


                                         STATE STREET BANK AND TRUST
                                         COMPANY


                                         By: /s/ R. Thomas Coffey
                                            ------------------------------------
                                         Title: R. Thomas Coffey
                                               ---------------------------------
                                                VICE PRESIDENT

         SIGNATURE PAGE 2 OF 3 TO AMENDMENT NO. 3 TO CREDIT AGREEMENT
         ------------------------------------------------------------

         SIGNATURE PAGE 1 OF 3 TO AMENDMENT NO. 3 TO CREDIT AGREEMENT
         ------------------------------------------------------------

          IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment No.3 as of the date first above written.

                                             FEDERATED INVESTORS


                                             By:________________________________
                                             Title:_____________________________

                                             PNC BANK, NATIONAL ASSOCIATION
                                             individually and as Agent


                                             By:________________________________
                                             Title:_____________________________

                                             NATIONSBANK, N.A.


                                             By: /s/ Stan W. Reynolds
                                                --------------------------------
                                                     STAN W. REYNOLDS

                                             Title:  Vice President
                                                   -----------------------------

                                             BANK OF AMERICA ILLINOIS


                                             By:________________________________
                                             Title:_____________________________

                                             STATE STREET BANK AND TRUST
                                             COMPANY


                                             By:________________________________
                                             Title:_____________________________

          SIGNATURE PAGE 1 OF 3 TO AMENDMENT NO. 3 TO CREDIT AGREEMENT
          ------------------------------------------------------------

          IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment No. 3 as of the date first above written.

                                             FEDERATED INVESTORS


                                             By:________________________________
                                             Title:_____________________________

                                             PNC BANK, NATIONAL ASSOCIATION
                                             individually and as Agent


                                             By:________________________________
                                             Title:_____________________________

                                             THE BOATMEN'S NATIONAL BANK OF
                                             ST. LOUIS


                                             By:________________________________
                                             Title:_____________________________


                                             BANK OF AMERICA ILLINOIS


                                             By: /s/ John G. Hayes
                                                --------------------------------
                                                     JOHN G. HAYES

                                             Title:  Vice President
                                                   -----------------------------

                                             STATE STREET BANK AND TRUST
                                             COMPANY


                                             By:________________________________
                                             Title:_____________________________

         SIGNATURE PAGE 1 OF 3 TO AMENDMENT NO. 3 TO CREDIT AGREEMENT
         ------------------------------------------------------------

          IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment No. 3 as of the date first above written.

                                             FEDERATED INVESTORS



                                             By:________________________________
                                             Title:_____________________________


                                             PNC BANK, NATIONAL ASSOCIATION
                                             individually and as Agent



                                             By:________________________________
                                             Title:_____________________________


                                             THE BOATMAN'S NATIONAL BANK OF
                                             ST LOUIS



                                             By:________________________________
                                             Title:_____________________________


                                             BANK OF AMERICA ILLINOIS



                                             By:________________________________
                                             Title:_____________________________


                                             STATE STREET BANK AND TRUST
                                             COMPANY



                                             By: /s/ R. Thomas Coffey
                                                --------------------------------
                                                       R. THOMAS COFFEY

                                             Title:     VICE PRESIDENT
                                                   -----------------------------

           SIGNATURE PAGE 2 OF 3 TO AMENDMENT NO. 3 TO CREDIT AGREEMENT
           ------------------------------------------------------------


                                                  MORGAN GUARANTY TRUST COMPANY
                                                  OF NEW YORK


                                                  By:/s/ SEIJA K. Hurskainen
                                                     ---------------------------
                                                         SEIJA K. HURSKAINEN

                                                     Title: VICE PRESIDENT
                                                            --------------------


                                                  COMMERZBANK AKTIENGESELLSCHAFT
                                                  NEW YORK BRANCH


                                                  By:___________________________
                                                  Title:________________________


                                                  THE BANK OF NEW YORK

                                                  By:___________________________
                                                  Title:________________________


                                                  THE BANK OF NOVA SCOTIA


                                                  By:___________________________
                                                  Title:________________________


                                                  CORESTATES BANK, N.A.


                                                  By:___________________________
                                                  Title:________________________


                                                  NATIONSBANK, N.A. (SOUTH)


                                                  By:___________________________
                                                  Title:________________________

         SIGNATURE PAGE 2 OF 3 TO AMENDMENT NO. 3 TO CREDIT AGREEMENT
         ------------------------------------------------------------


                                                MORGAN GUARANTY TRUST COMPANY
                                                OF NEW YORK


                                                By:___________________________
                                                Title:________________________


                                                COMMERZBANK AKTIENGESELLSCHAFT
                                                NEW YORK BRANCH


                                                BY: /s/ William Early
                                                   ---------------------------
                                                Title:  William M. Early
                                                       -----------------------
                                                        Vice President

                                                By: /s/ Edward J. McDonnell
                                                   ---------------------------
                                                Title:  Edward J. McDonnell
                                                       -----------------------
                                                        Vice President

                                                THE BANK OF NEW YORK

                                                By:____________________________
                                                Title:_________________________

                                                THE BANK OF NOVA SCOTIA

                                                By:___________________________
                                                Title:________________________


                                                CORESTATES BANK, N.A.


                                                By:___________________________
                                                Title:________________________


                                                NATIONSBANK, N.A. (SOUTH)


                                                By:___________________________
                                                Title:________________________

         SIGNATURE PAGE 2 OF 3 TO AMENDMENT NO. 3 TO CREDIT AGREEMENT
         ------------------------------------------------------------


                                             MORGAN GUARANTY TRUST COMPANY
                                             OF NEW YORK



                                             By:________________________________
                                             Title:_____________________________


                                             COMMERZBANK AKTIENGESELLSCHAFT
                                             NEW YORK BRANCH



                                             By:________________________________
                                             Title:_____________________________


                                             THE BANK OF NEW YORK



                                             By: [SIGNATURE ILLEGIBLE]
                                                --------------------------------
                                             Title: ASSISTANT TREASURER
                                                   -----------------------------


                                             THE BANK OF NOVA SCOTIA



                                             By:________________________________
                                             Title:_____________________________


                                             CORESTATES BANK, N.A.



                                             By:________________________________
                                             Title:_____________________________



                                             NATIONSBANK, N.A. (SOUTH)



                                             By:________________________________
                                             Title:_____________________________

         SIGNATURE PAGE 2 OF 3 TO AMENDMENT NO. 3 TO CREDIT AGREEMENT
         ------------------------------------------------------------


                                          MORGAN GUARANTY TRUST COMPANY
                                          OF NEW YORK



                                          By:___________________________________
                                          Title:________________________________


                                          COMMERZBANK AKTIENGESELLSCHAFT
                                          NEW YORK BRANCH



                                          By:___________________________________
                                          Title:________________________________


                                          THE BANK OF NEW YORK



                                          By:___________________________________
                                          Title:________________________________


                                          THE BANK OF NOVA SCOTIA



                                          By: /s/ F.C.H. Ashby
                                            ------------------------------------
                                                  F.C.H Ashby

                                          Title:  Senior Manager Loan Operations
                                                --------------------------------


                                          CORESTATES BANK, N.A.



                                          By:___________________________________
                                          Title:________________________________


                                          NATIONSBANK, N.A. (SOUTH)



                                          By:___________________________________
                                          Title:________________________________

         SIGNATURE PAGE 2 OF 3 TO AMENDMENT NO. 3 TO CREDIT AGREEMENT
         ------------------------------------------------------------


                                              MORGAN GUARANTY TRUST COMPANY
                                              OF NEW YORK



                                              By:_______________________________
                                              Title_____________________________


                                              COMMERZBANK AKTIENGESELLSCHAFT
                                              NEW YORK BRANCH



                                              By:_______________________________
                                              Title_____________________________


                                              THE BANK OF NEW YORK



                                              By:_______________________________
                                              Title_____________________________


                                              THE BANK OF NOVA SCOTIA



                                              By:_______________________________
                                              Title_____________________________


                                              CORESTATES BANK, N.A.



                                              By: [SIGNATURE ILLEGIBLE]
                                                 -------------------------------
                                              Title:  AVP
                                                    ----------------------------

                                              NATIONSBANK, N.A. (SOUTH)



                                              By:_______________________________
                                              Title_____________________________

         SIGNATURE PAGE 2 OF 3 TO AMENDMENT NO. 3 TO CREDIT AGREEMENT
         ------------------------------------------------------------


                                               MORGAN GUARANTY TRUST COMPANY
                                               OF NEW YORK



                                               By:______________________________
                                               Title____________________________


                                               COMMERZBANK AKTIENGESELLSCHAFT
                                               NEW YORK BRANCH



                                               By:______________________________
                                               Title____________________________


                                               THE BANK OF NEW YORK



                                               By:______________________________
                                               Title____________________________


                                               THE BANK OF NOVA SCOTIA



                                               By:______________________________
                                               Title____________________________


                                               CORESTATES BANK, N.A.


                                               By:______________________________
                                               Title:___________________________


                                               NATIONSBANK, N.A.


                                               By: /s/ Stan W. Reynolds
                                                  ------------------------------
                                                       Stan W. Reynolds
                                               Title:  Vice President

         SIGNATURE PAGE 3 OF 3 TO AMENDMENT NO. 3 TO CREDIT AGREEMENT
         ------------------------------------------------------------


                                             NATIONAL CITY BANK OF PENNSYLVANIA


                                             By: [SIGNATURE ILLEGIBLE]
                                                --------------------------------
                                             Title: Assistant Vice President
                                                   -----------------------------


                                             STAR BANK, N.A.



                                             By:________________________________
                                             Title:_____________________________


                                             THE CHASE MANHATTAN BANK, N.A.
                                             (formerly Chemical Bank)



                                             By:________________________________
                                             Title:_____________________________

         SIGNATURE PAGE 3 OF 3 TO AMENDMENT NO. 3 TO CREDIT AGREEMENT
         ------------------------------------------------------------


                                             NATIONAL CITY BANK OF PENNSYLVANIA


                                             By:________________________________
                                             Title: ____________________________


                                             STAR BANK, N.A.



                                             By: [SIGNATURE ILLEGIBLE]
                                                --------------------------------
                                             Title: V P
                                                   -----------------------------

                                             THE CHASE MANHATTAN BANK, N.A.
                                             (formerly Chemical Bank)



                                             By:________________________________
                                             Title:_____________________________

         SIGNATURE PAGE 3 OF 3 TO AMENDMENT NO. 3 TO CREDIT AGREEMENT
         ------------------------------------------------------------


                                             NATIONAL CITY BANK OF PENNSYLVANIA


                                             By:________________________________
                                             Title:_____________________________

                                             STAR BANK, N.A.


                                             By:________________________________
                                             Title:_____________________________

                                             THE CHASE MANHATTAN BANK
                                             (formerly Chemical Bank)


                                             By: /s/ David J. Cintron
                                                --------------------------------
                                                     DAVID J. CINTRON

                                             Title:  Vice President
                                                   -----------------------------